UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09255

                           Wells Fargo Variable Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:  December 31, 2004

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO SHAREHOLDERS


                                                                          [LOGO]
                                                                          WELLS
                                                                          FARGO

                                                                          FUNDS

        Wells Fargo VARIABLE TRUST FUNDS

            ANNUAL REPORT

                 WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND

                 WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND

                 WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND

                 WELLS FARGO VARIABLE TRUST GROWTH FUND

                 WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND

                 WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND

                 WELLS FARGO VARIABLE TRUST MONEY MARKET FUND

                 WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND

                 WELLS FARGO VARIABLE TRUST TOTAL RETURN BOND FUND

                                                               DECEMBER 31, 2004

                                                WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Contractholders .................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Variable Trust Asset Allocation Fund ...................................    2
   Variable Trust Equity Income Fund ......................................    4
   Variable Trust Equity Value Fund .......................................    6
   Variable Trust Growth Fund .............................................    8
   Variable Trust International Equity Fund ...............................   10
   Variable Trust Large Company Growth Fund ...............................   12
   Variable Trust Money Market Fund .......................................   14
   Variable Trust Small Cap Growth Fund ...................................   16
   Variable Trust Total Return Bond Fund ..................................   18
Fund Expenses (Unaudited) .................................................   20
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Variable Trust Asset Allocation Fund ...................................   22
   Variable Trust Equity Income Fund ......................................   37
   Variable Trust Equity Value Fund .......................................   40
   Variable Trust Growth Fund .............................................   43
   Variable Trust International Equity Fund ...............................   46
   Variable Trust Large Company Growth Fund ...............................   50
   Variable Trust Money Market Fund .......................................   52
   Variable Trust Small Cap Growth Fund ...................................   54
   Variable Trust Total Return Bond Fund ..................................   59
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ....................................   68
   Statement of Operations ................................................   70
   Statements of Changes in Net Assets ....................................   72
   Financial Highlights ...................................................   76
Notes to Financial Highlights .............................................   80
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   81
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   90
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Tax Information (Unaudited) ...............................................   91
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Other Information (Unaudited) .............................................   92
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   94
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             -------------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------

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THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO CONTRACTHOLDERS                       WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

DEAR VALUED CONTRACTHOLDER,

      We are pleased to provide you with the Wells Fargo Variable Trust Funds annual report for the 12-month period ended December 31, 2004. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook and facts and figures about each Fund's portfolio.

2004 ECONOMY REVIVES IN THE END
--------------------------------------------------------------------------------

      Despite a stronger economy and corporate profit growth, investors remained cautious throughout most of 2004. The S&P 500 Index returned nearly 11% over the twelve-month period with most gains occurring in the fourth quarter of 2004, when uncertainties of the year came to pass, as election results were known; oil prices steadied; inflation stayed in check; the Federal Reserve Board (the Fed) did not raise rates aggressively; new job growth became evident; corporate profits were healthy; and consumer confidence and spending were solid. The year ended with small and mid cap stocks significantly outperforming large cap stocks.

      The international markets experienced strong gains over the reporting period as companies generally delivered positive operating performances and refrained from investing profits in activities such as acquisitions and expansions. This robust earnings environment was further enhanced by the major European currencies gaining strength with respect to the U.S. dollar.

      The rising interest-rate environment had a negative effect on bonds with shorter maturities, since bond prices move inversely to changes in interest rates. Overall, bonds with longer durations benefited the most during the period.

INTEREST RATES END UPWARD
--------------------------------------------------------------------------------

      At the end of June 2004, the Fed started raising short-term interest rates by 0.25%, from 1% to 1.25% and continued with this "measured" approach throughout the year, ending at 2.25% at their last meeting in December 2004. Because so much of the economic tightening by the Fed was already priced into the market, subsequent interest-rate increases did not have a dramatic impact on the markets. The interest-rate outlook may continue to be affected, to some extent, by the same low-inflation environment that helped drive rates to a 45-year low in mid-2003.

STOCKS AND BONDS END POSITIVE
--------------------------------------------------------------------------------

      The reporting period began with concerns over disappointing job gains, which kept bond yields low while putting a damper on the stock market. The strong corporate earnings reports during the year pleasantly surprised investors and helped stocks--the S&P 500 Index posted a modest 3.4% gain during the first half of the year. Stocks then continued with back-to-back monthly gains through the end of the year, with fourth quarter contributing the biggest gain of 9.2% in the S&P 500 Index, enough to lift the benchmark's annual return to double digits for a second straight year.

      Disappointing inflation reports and interest-rate increases pushed bond yields higher, with U.S. Treasuries generating a (0.2)% return for the first six months of the year. By third quarter, though, bonds (measured by the Lehman Aggregate Bond Index of investment-grade, taxable securities) posted their best quarterly return in two years of 3.2% and ended the year at 4.3%. Corporate and mortgage-backed securities led the way during the period and for the year as a whole.

OUR COMMITMENT TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

      One can't predict the markets, especially during periods of economic change and uncertainty, and therefore, we believe that the best course for investors is to invest for the long term and to periodically review and reallocate their portfolio based on their goals and risk tolerance. As far as economic uncertainty, we will continue to monitor how various domestic and international influences may impact our Funds so we can potentially anticipate opportunities as well as risks.

      Thank you for choosing the Wells Fargo Variable Trust Funds. We appreciate the confidence that you have placed in us. If you have any questions or need further information, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargofunds.com.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO FUNDS

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Galen G. Blomster, CFA                  04/15/94
   Jeffrey P. Mellas

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 9.34%(1) for the 12-month period ended December 31, 2004, underperforming its benchmark, the S&P 500 Index(2), which returned 10.87%, and outperforming its other benchmark, the Lehman Brothers 20+ Treasury Index(3), which returned 8.99% for the same period. The Fund distributed $0.26 per share in dividend income and $0.40 per share in capital gains during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the 12 months ended December 31, 2004, the Fund's stock holdings outperformed its bond holdings. While the S&P 500 Index returned nearly 11% over the 12-month period, all the gains occurred in the last three months of the year. Both the stock and bond markets followed a volatile path that encompassed a myriad of investor concerns throughout the year, followed by a post-election stock market rally despite concerns over rising inflation late in the year. Rising commodity prices and a declining U.S. dollar helped to push bond yields higher at mid-year. However, bond yields ended the year slightly lower than they began the year. Market volatility and the decoupling of the stock and bond markets continued to create potential opportunities for the Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds when a compelling opportunity exists. As a result, the TAA Model maintained a 25% shift toward stocks throughout the 12-month period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In implementing the shift toward stocks, the Fund employed a hedged futures overlay transaction, thus maintaining the portfolio's underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and was short in long-term U.S. Treasury bond futures. Throughout the 12-month period, the Fund was at a maximum equity overweighting with an effective target allocation of 85% stocks and 15% bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks outperforming bonds, the 25% TAA shift toward stocks helped contribute to the returns of the portfolio over the past 12 months. The TAA Model continues to indicate that stocks are still compellingly attractive relative to bonds. As a result, the Fund will maintain its overweighting in stocks until the relative valuation between stocks and bonds shifts.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Asset Allocation Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                        6-Month*    1-Year    5-Year    10-Year
-----------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Asset Allocation Fund      6.91       9.34     1.81      10.03
-----------------------------------------------------------------------------------------------
     Benchmarks
-----------------------------------------------------------------------------------------------
       S&P 500 Index(2)                                    7.19      10.87    (2.30)     12.07
-----------------------------------------------------------------------------------------------
       Lehman Brothers 20+ Treasury Index(3)               9.24       8.99    10.33       9.81

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Beta**                                             0.71
-------------------------------------------------------------
     Average Coupon of Bond Portfolio                   5.85%
-------------------------------------------------------------
     Average Maturity of Bond Portfolio           21.90 years
-------------------------------------------------------------
     Average Duration of Bond Portfolio           12.30 years
-------------------------------------------------------------
     Portfolio Turnover                                    5%
-------------------------------------------------------------
     Net Asset Value (NAV)                            $12.97

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

STRATEGIC ALLOCATION(4) (AS OF DECEMBER 31, 2004)
----------------------------------------------------------
     Stocks                                            60%
----------------------------------------------------------
     Bonds                                             40%

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        12%
Consumer Staples                              10%
Energy                                         7%
Financials                                    21%
Health Care                                   13%
Industrials                                   12%
Information Technology                        16%
Materials                                      3%
Telecommunication Services                     3%
Utilities                                      3%

TEN LARGEST HOLDINGS(4),(5) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     U.S. Treasury Bonds 6.13% 11/15/2027               2.94%
-------------------------------------------------------------
     U.S. Treasury Bonds 6.25% 05/15/2030               2.44%
-------------------------------------------------------------
     U.S. Treasury Bonds 5.38% 02/15/2031               2.18%
-------------------------------------------------------------
     U.S. Treasury Bonds 6.00% 02/15/2026               1.80%
-------------------------------------------------------------
     U.S. Treasury Bonds 6.88% 08/15/2025               1.59%
-------------------------------------------------------------
     U.S. Treasury Bonds 6.13% 08/15/2029               1.50%
-------------------------------------------------------------
     U.S. Treasury Bonds 6.50% 11/15/2026               1.49%
-------------------------------------------------------------
     U.S. Treasury Bonds 5.50% 08/15/2028               1.46%
-------------------------------------------------------------
     U.S. Treasury Bonds 7.63% 02/15/2025               1.44%
-------------------------------------------------------------
     U.S. Treasury Bonds 5.25% 02/15/2029               1.37%

EFFECTIVE ALLOCATION(4),(6) (AS OF DECEMBER 31, 2004)
----------------------------------------------------------
     Stocks                                            85%
----------------------------------------------------------
     Bonds                                             15%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Wells Fargo Variable        Lehman Brothers 20+      S&P 500
              Trust Asset Allocation Fund      Treasury Index          Index
12/31/1994              10,000                     $10,000            $10,000
 1/31/1995              10,268                     $10,272            $10,259
 2/28/1995              10,587                     $10,560            $10,659
 3/31/1995              10,772                     $10,660            $10,973
 4/30/1995              11,012                     $10,852            $11,295
 5/31/1995              11,555                     $11,747            $11,746
 6/30/1995              11,737                     $11,889            $12,019
 7/31/1995              11,896                     $11,678            $12,417
 8/31/1995              11,991                     $11,958            $12,448
 9/30/1995              12,299                     $12,194            $12,973
10/31/1995              12,374                     $12,560            $12,927
11/30/1995              12,716                     $12,887            $13,494
12/31/1995              12,895                     $13,258            $13,754
 1/31/1996              13,135                     $13,243            $14,221
 2/29/1996              13,032                     $12,540            $14,354
 3/31/1996              13,108                     $12,269            $14,491
 4/30/1996              13,085                     $12,052            $14,704
 5/31/1996              13,200                     $11,988            $15,082
 6/30/1996              13,379                     $12,255            $15,140
 7/31/1996              13,075                     $12,255            $14,470
 8/31/1996              13,051                     $12,080            $14,776
 9/30/1996              13,551                     $12,432            $15,606
10/31/1996              14,026                     $12,953            $16,037
11/30/1996              14,749                     $13,415            $17,248
12/31/1996              14,372                     $13,065            $16,906
 1/31/1997              14,649                     $12,948            $17,963
 2/28/1997              14,687                     $12,950            $18,103
 3/31/1997              14,163                     $12,594            $17,361
 4/30/1997              14,737                     $12,915            $18,395
 5/31/1997              15,234                     $13,064            $19,514
 6/30/1997              15,643                     $13,337            $20,388
 7/31/1997              16,714                     $14,193            $22,009
 8/31/1997              16,030                     $13,754            $20,776
 9/30/1997              16,634                     $14,162            $21,913
10/31/1997              16,660                     $14,683            $21,181
11/30/1997              17,039                     $14,914            $22,162
12/31/1997              17,372                     $15,178            $22,543
 1/31/1998              17,633                     $15,497            $22,791
 2/28/1998              18,416                     $15,373            $24,434
 3/31/1998              19,079                     $15,404            $25,685
 4/30/1998              19,240                     $15,455            $25,947
 5/31/1998              19,138                     $15,782            $25,501
 6/30/1998              19,850                     $16,198            $26,536
 7/31/1998              19,658                     $16,106            $26,255
 8/31/1998              17,784                     $16,893            $22,461
 9/30/1998              18,783                     $17,516            $23,901
10/31/1998              19,865                     $17,218            $25,844
11/30/1998              20,828                     $17,376            $27,410
12/31/1998              21,761                     $17,336            $28,989
 1/31/1999              22,505                     $17,501            $30,200
 2/28/1999              21,696                     $16,566            $29,261
 3/31/1999              22,315                     $16,492            $30,432
 4/30/1999              22,948                     $16,506            $31,609
 5/31/1999              22,461                     $16,244            $30,863
 6/30/1999              23,088                     $16,045            $32,576
 7/31/1999              22,582                     $15,953            $31,559
 8/31/1999              22,468                     $15,879            $31,403
 9/30/1999              22,143                     $15,993            $30,542
10/31/1999              22,930                     $15,995            $32,476
11/30/1999              23,127                     $15,873            $33,135
12/31/1999              23,790                     $15,593            $35,087
 1/31/2000              23,296                     $15,864            $33,325
 2/29/2000              23,461                     $16,427            $32,695
 3/31/2000              25,151                     $17,042            $35,893
 4/30/2000              24,604                     $16,873            $34,813
 5/31/2000              24,189                     $16,788            $34,099
 6/30/2000              24,751                     $17,153            $34,941
 7/31/2000              24,651                     $17,492            $34,396
 8/31/2000              25,796                     $17,919            $36,532
 9/30/2000              24,786                     $17,612            $34,603
10/31/2000              24,856                     $17,907            $34,458
11/30/2000              23,800                     $18,514            $31,743
12/31/2000              24,033                     $18,947            $31,898
 1/31/2001              24,641                     $18,945            $33,030
 2/28/2001              23,024                     $19,278            $30,021
 3/31/2001              21,907                     $19,124            $28,121
 4/30/2001              22,955                     $18,524            $30,303
 5/31/2001              23,113                     $18,555            $30,506
 6/30/2001              22,782                     $18,746            $29,765
 7/31/2001              22,887                     $19,487            $29,473
 8/31/2001              22,089                     $19,954            $27,631
 9/30/2001              20,989                     $20,000            $25,401
10/31/2001              21,622                     $21,190            $25,887
11/30/2001              22,364                     $20,067            $27,872
12/31/2001              22,361                     $19,634            $28,117
 1/31/2002              22,198                     $19,909            $27,707
 2/28/2002              21,944                     $20,128            $27,172
 3/31/2002              22,220                     $19,198            $28,194
 4/30/2002              21,636                     $19,985            $26,485
 5/31/2002              21,545                     $19,987            $26,292
 6/30/2002              20,815                     $20,341            $24,420
 7/31/2002              19,741                     $20,985            $22,518
 8/31/2002              19,963                     $22,081            $22,664
 9/30/2002              18,270                     $23,059            $20,203
10/31/2002              19,481                     $22,199            $21,978
11/30/2002              20,412                     $22,019            $23,271
12/31/2002              19,488                     $22,972            $21,905
 1/31/2003              19,057                     $22,901            $21,333
 2/28/2003              18,851                     $23,625            $21,013
 3/31/2003              18,971                     $23,230            $21,215
 4/30/2003              20,287                     $23,528            $22,963
 5/31/2003              21,302                     $25,036            $24,171
 6/30/2003              21,455                     $24,523            $24,480
 7/31/2003              21,399                     $21,997            $24,911
 8/31/2003              21,795                     $22,476            $25,397
 9/30/2003              21,741                     $23,710            $25,128
10/31/2003              22,631                     $22,978            $26,547
11/30/2003              22,802                     $23,111            $26,781
12/31/2003              23,794                     $23,386            $28,184
 1/31/2004              24,212                     $23,856            $28,703
 2/29/2004              24,536                     $24,374            $29,102
 3/31/2004              24,270                     $24,747            $28,662
 4/30/2004              23,697                     $23,200            $28,212
 5/31/2004              23,926                     $23,105            $28,599
 6/30/2004              24,335                     $23,329            $29,154
 7/31/2004              23,701                     $23,756            $28,189
 8/31/2004              23,899                     $24,739            $28,302
 9/30/2004              24,124                     $25,007            $28,608
10/31/2004              24,483                     $25,432            $29,046
11/30/2004              25,220                     $24,801            $30,221
12/31/2004              26,017                     $25,485            $31,248

--------------------------------------------------------------------------------
(4) Portfolio holdings and characteristics are subject to change.

(5) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) The effective allocation for stocks includes positions in S&P 500 Index futures and the effective allocation for bonds includes positions in U.S. Treasury bond futures.

(7) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund for the most recent ten years of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   David L. Roberts, CFA                   05/06/96
   Gary J. Dunn, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 11.08%(1) for the 12-month period ended December 31, 2004, outperforming the S&P 500 Index(2), which returned 10.87%, and underperforming the Russell 1000 Value Index(3), which returned 16.49% for the same period. The Fund distributed $0.24 per share in dividend income and no capital gains during the period.

      The equity markets posted back-to-back gains in 2004, for the first time since 1999. Overall, small and mid cap stocks significantly outperformed large cap stocks.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Sectors that contributed to the Fund's performance during the period included energy, utilities, consumer discretionary and consumer staples. Energy company holdings benefited from crude oil prices that peaked at $55 per barrel during the year, and were up 34% for the year. Our utility company holding, Public Service Enterprise Group, was up about 20% due to a take-over bid from Exelon. Other holdings that outperformed included Target, which was aided by strong operating results and the sale of its Marshall Fields division; McDonalds, which rose more than 30% for the period as the company's renewed focus on its core business improved operating results; and Altria, up almost 20% for the period as the litigation environment for the company's Philip Morris division improved.

      Sectors that hurt the Fund's performance during the period included information technology, health care, materials and industrials.
Hewlett-Packard's disappointing third-quarter 2004 results had a negative impact on the Fund. Holdings in pharmaceutical companies Merck and Pfizer were both adversely affected by news of a connection between their COX-2 inhibitors (Vioxx and Celebrex) and increased cardiac risks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Portfolio activity throughout the year focused on diversification and positioning for growth in, what we believed to be, a moderate-growth economy with somewhat higher interest rates. New positions were established in Microsoft, Baxter International, Morgan Stanley, Intel and Wyeth. Numerous buys and sells of existing holdings were used to adjust sector and stock weightings.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund's focus continues to be on large cap, high-quality, dividend-paying companies. We believe the valuation of large cap stocks is compelling relative to small and mid cap stocks. This is because small and mid cap stocks have outperformed large cap stocks over the past several years, pushing valuations to historically high levels. We also believe that the favorable tax treatment of dividends could be a positive development for investors since dividend paying stocks could receive favorable tax treatment. We believe that market fundamentals, such as dividend yield, valuation and expected long-term earnings growth, are also very attractive. We believe these favorable characteristics may mean potentially better total returns for the Fund.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Equity Income Fund.

(1) The Fund's Adviser has committed through April 30, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                          6-Month*    1-Year    5-Year    Life of Fund
----------------------------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Equity Income Fund (incept. 05/06/96)        7.66      11.08     1.84         8.04
----------------------------------------------------------------------------------------------------------------------
     Benchmarks
----------------------------------------------------------------------------------------------------------------------
       S&P 500 Index(2)                                                      7.19      10.87    (2.30)        9.09
----------------------------------------------------------------------------------------------------------------------
       Russell 1000 Value Index(3)                                          12.08      16.49     5.27        11.09

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Beta**                                             0.86
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      16.50x
-------------------------------------------------------------
     Price to Book Ratio                                2.80x
-------------------------------------------------------------
     Median Market Cap ($B)                           $58.50
-------------------------------------------------------------
     Portfolio Turnover                                   13%
-------------------------------------------------------------
     Net Asset Value (NAV)                            $16.33

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        13%
Consumer Staples                              11%
Energy                                        11%
Financial Services                            24%
Health Care                                    6%
Industrials                                   12%
Information Technology                        10%
Materials                                      5%
Telecommunication Services                     3%
Utilities                                      4%
Cash                                           1%

TEN LARGEST EQUITY HOLDINGS(4),(5) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     ExxonMobil Corporation                             4.21%
-------------------------------------------------------------
     General Electric Company                           3.98%
-------------------------------------------------------------
     US Bancorp                                         3.60%
-------------------------------------------------------------
     Emerson Electric Company                           3.55%
-------------------------------------------------------------
     Fortune Brands Incorporated                        3.48%
-------------------------------------------------------------
     JP Morgan Chase & Company                          3.39%
-------------------------------------------------------------
     PepsiCo Incorporated                               3.38%
-------------------------------------------------------------
     Target Corporation                                 3.09%
-------------------------------------------------------------
     Hewlett-Packard Company                            3.09%
-------------------------------------------------------------
     McDonald's Corporation                             2.95%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Wells Fargo Variable                               Russell 1000
               Trust Equity Income Fund         S&P 500 Index        Value Index
5/6/1996                 10000                     10000              10000
  May-96                 10000                    10,442.00          10,338.00
  Jun-96                 10110                    10,481.68          10,346.27
  Jul-96                  9710                    10,018.39           9,955.18
  Aug-96                  9830                    10,229.78          10,239.90
  Sep-96                 10250                    10,804.69          10,646.42
  Oct-96                 10490                    11,102.90          11,058.44
  Nov-96                 11170                    11,941.17          11,860.18
  Dec-96                 10995                    11,704.73          11,708.37
  Jan-97                 11540                    12,436.28          12,276.22
  Feb-97                 11691                    12,533.28          12,456.68
  Mar-97                 11348                    12,019.42          12,008.24
  Apr-97                 11681                    12,735.78          12,512.59
  May-97                 12215                    13,510.11          13,212.04
  Jun-97                 12719                    14,115.36          13,778.84
  Jul-97                 13535                    15,237.54          14,816.39
  Aug-97                 12910                    14,384.23          14,288.92
  Sep-97                 13525                    15,171.05          15,151.97
  Oct-97                 13132                    14,664.34          14,729.23
  Nov-97                 13716                    15,343.30          15,380.27
  Dec-97                 13953                    15,607.20          15,829.37
  Jan-98                 13994                    15,778.88          15,606.17
  Feb-98                 14902                    16,916.54          16,656.47
  Mar-98                 15647                    17,782.66          17,675.85
  Apr-98                 15800                    17,964.05          17,794.27
  May-98                 15585                    17,655.07          17,530.92
  Jun-98                 15830                    18,371.86          17,755.32
  Jul-98                 15381                    18,177.12          17,441.05
  Aug-98                 13545                    15,550.53          14,845.82
  Sep-98                 14290                    16,547.31          15,697.97
  Oct-98                 15290                    17,892.61          16,914.56
  Nov-98                 15993                    18,976.90          17,702.78
  Dec-98                 16523                    20,069.97          18,306.44
  Jan-99                 16472                    20,908.90          18,452.90
  Feb-99                 16482                    20,258.63          18,192.71
  Mar-99                 17091                    21,068.98          18,569.30
  Apr-99                 17959                    21,884.35          20,303.67
  May-99                 17917                    21,367.88          20,080.33
  Jun-99                 18630                    22,553.79          20,662.66
  Jul-99                 18145                    21,849.66          20,057.24
  Aug-99                 17856                    21,741.51          19,313.12
  Sep-99                 17195                    21,145.57          18,639.09
  Oct-99                 17659                    22,484.09          19,712.70
  Nov-99                 17814                    22,940.51          19,558.95
  Dec-99                 17829                    24,291.71          19,652.83
  Jan-00                 16911                    23,072.27          19,012.15
  Feb-00                 15607                    22,636.20          17,599.54
  Mar-00                 17163                    24,850.02          19,746.69
  Apr-00                 17132                    24,102.04          19,517.63
  May-00                 17435                    23,607.94          19,722.56
  Jun-00                 17021                    24,191.06          18,821.24
  Jul-00                 16706                    23,813.68          19,056.51
  Aug-00                 17637                    25,292.51          20,116.05
  Sep-00                 17459                    23,957.07          20,301.12
  Oct-00                 17951                    23,856.45          20,800.52
  Nov-00                 17341                    21,976.56          20,028.82
  Dec-00                 18245                    22,084.24          21,032.27
  Jan-01                 18202                    22,868.23          21,112.19
  Feb-01                 17676                    20,784.94          20,525.27
  Mar-01                 16696                    19,469.25          19,800.73
  Apr-01                 17825                    20,980.06          20,770.97
  May-01                 18158                    21,120.63          21,238.31
  Jun-01                 17631                    20,607.40          20,766.82
  Jul-01                 17459                    20,405.45          20,723.21
  Aug-01                 17087                    19,130.11          19,892.21
  Sep-01                 16000                    17,586.31          18,491.80
  Oct-01                 16188                    17,922.21          18,332.77
  Nov-01                 17065                    19,296.84          19,397.90
  Dec-01                 17257                    19,466.65          19,855.69
  Jan-02                 17002                    19,182.44          19,702.80
  Feb-02                 17124                    18,812.22          19,734.33
  Mar-02                 17712                    19,519.56          20,667.76
  Apr-02                 17132                    18,336.67          19,958.86
  May-02                 17121                    18,202.81          20,058.65
  Jun-02                 16206                    16,906.77          18,907.29
  Jul-02                 14729                    15,589.74          17,148.91
  Aug-02                 14830                    15,691.07          17,279.24
  Sep-02                 12868                    13,987.02          15,357.79
  Oct-02                 13835                    15,216.48          16,495.80
  Nov-02                 14702                    16,111.21          17,535.04
  Dec-02                 13933                    15,165.48          16,774.02
  Jan-03                 13571                    14,769.66          16,368.08
  Feb-03                 13164                    14,548.11          15,931.06
  Mar-03                 13201                    14,687.78          15,958.14
  Apr-03                 14268                    15,898.05          17,362.46
  May-03                 15086                    16,734.29          18,484.07
  Jun-03                 15376                    16,948.49          18,715.12
  Jul-03                 15652                    17,246.78          18,993.98
  Aug-03                 15722                    17,583.09          19,290.28
  Sep-03                 15633                    17,396.71          19,101.24
  Oct-03                 16454                    18,379.62          20,270.23
  Nov-03                 16630                    18,541.37          20,545.91
  Dec-03                 17585                    19,512.93          21,811.54
  Jan-04                 17880                    19,871.97          22,195.09
  Feb-04                 18339                    20,148.19          22,670.78
  Mar-04                 18136                    19,843.95          22,472.34
  Apr-04                 17853                    19,532.40          21,924.02
  May-04                 17876                    19,800.00          22,147.64
  Jun-04                 18144                    20,184.12          22,670.32
  Jul-04                 17777                    19,516.22          22,351.01
  Aug-04                 17931                    19,594.62          22,668.87
  Sep-04                 18082                    19,806.71          23,020.26
  Oct-04                 18213                    20,109.32          23,402.92
  Nov-04                 18974                    20,922.78          24,586.13
  Dec-04                 19534                    21,634.39          25,409.44

--------------------------------------------------------------------------------
(4) Portfolio holdings and characteristics are subject to change.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   David L. Roberts, CFA                   05/01/98
   Gary J. Dunn, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 11.22%(1) for the 12-month period ended December 31, 2004, outperforming the S&P 500 Index(2), which returned 10.87%, and underperforming the Russell 1000 Value Index(3), which returned 16.49% for the same period. The Fund distributed $0.14 per share in dividend income and no capital gains during the period.

      The equity markets posted back-to-back gains in 2004, for the first time since 1999. Overall, small and mid cap stocks significantly outperformed large cap stocks.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Sectors that contributed to the Fund's performance during the period included energy, utilities, consumer discretionary and consumer staples. Energy company holdings benefited from crude oil prices that peaked at $55 per barrel during the year, and were up 34% for the year. Our utility company holding, Public Service Enterprise Group, was up about 20% due to a take-over bid from Exelon. Other holdings that outperformed included Target, which was aided by strong operating results and the sale of its Marshall Fields division; McDonalds, which rose more than 30% for the period as the company's renewed focus on its core business improved operating results; and Altria, up almost 20% for the period as the litigation environment for the company's Philip Morris division improved.

      Sectors that hurt the Fund's performance during the period included information technology, health care, materials and industrials.
Hewlett-Packard's disappointing third-quarter 2004 results had a negative impact on the Fund. Holdings in pharmaceutical companies Merck and Pfizer were both adversely affected by news of a connection between their COX-2 inhibitors (Vioxx and Celebrex) and increased cardiac risks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Portfolio activity throughout the year focused on diversification and positioning for growth in, what we believed to be, a moderate-growth economy with somewhat higher interest rates. New positions were established in Microsoft, Baxter International, Morgan Stanley, Intel and Wyeth. Numerous buys and sells of existing holdings were used to adjust sector and stock weightings.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund's focus continues to be on large cap, high-quality, dividend-paying companies. We believe the valuation of large cap stocks is compelling relative to small and mid cap stocks. This is because small and mid cap stocks have outperformed large cap stocks over the past several years, pushing valuations to historically high levels. We also believe that the favorable tax treatment of dividends could be a positive development for investors since dividend paying stocks could receive favorable tax treatment. We believe that market fundamentals, such as dividend yield, valuation and expected long-term earnings growth, are also very attractive. We believe these favorable characteristics may mean potentially better total returns for the Fund.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Equity Value Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                          6-Month*      1-Year     5-Year    Life of Fund
-------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Equity Value Fund (incept. 05/01/98)         7.68        11.22      0.98        (0.22)
-------------------------------------------------------------------------------------------------------------------------
     Benchmarks
-------------------------------------------------------------------------------------------------------------------------
       S&P 500 Index(2)                                                      7.19        10.87     (2.30)        2.82
-------------------------------------------------------------------------------------------------------------------------
       Russell 1000 Value Index(3)                                          12.08        16.49      5.27         5.49

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Beta**                                             0.86
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      16.50x
-------------------------------------------------------------
     Price to Book Ratio                                2.80x
-------------------------------------------------------------
     Median Market Cap ($B)                           $57.70
-------------------------------------------------------------
     Portfolio Turnover                                   16%
-------------------------------------------------------------
     Net Asset Value (NAV)                             $9.13

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        13%
Consumer Staples                              11%
Energy                                        11%
Financials                                    25%
Health Care                                    6%
Industrials                                   12%
Information Technology                        10%
Materials                                      5%
Telecommunication Services                     3%
Utilities                                      4%

TEN LARGEST EQUITY HOLDINGS(4),(5) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Exxon Mobil Corporation                            4.24%
-------------------------------------------------------------
     General Electric Company                           4.01%
-------------------------------------------------------------
     US Bancorp                                         3.63%
-------------------------------------------------------------
     Emerson Electric Company                           3.58%
-------------------------------------------------------------
     Fortune Brands Incorporated                        3.51%
-------------------------------------------------------------
     JP Morgan Chase & Company                          3.42%
-------------------------------------------------------------
     PepsiCo Incorporated                               3.41%
-------------------------------------------------------------
     Target Corporation                                 3.16%
-------------------------------------------------------------
     Hewlett-Packard Company                            3.11%
-------------------------------------------------------------
     McDonald's Corporation                             2.97%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Wells Fargo Variable           Russell 1000
                Trust Equity Value Fund          Value Index       S&P 500 Index
05/01/98                $10,000                    $10,000            $10,000
  May-98                $ 9,680                    $ 9,852            $ 9,828
  Jun-98                $ 9,739                    $ 9,978            $10,227
  Jul-98                $ 9,268                    $ 9,801            $10,119
  Aug-98                $ 8,156                    $ 8,343            $ 8,656
  Sep-98                $ 8,626                    $ 8,822            $ 9,211
  Oct-98                $ 9,199                    $ 9,506            $ 9,960
  Nov-98                $ 9,460                    $ 9,949            $10,564
  Dec-98                $ 9,624                    $10,288            $11,172
  Jan-99                $ 9,403                    $10,370            $11,639
  Feb-99                $ 9,161                    $10,224            $11,277
  Mar-99                $ 9,380                    $10,436            $11,728
  Apr-99                $10,188                    $11,410            $12,182
  May-99                $10,087                    $11,285            $11,895
  Jun-99                $10,399                    $11,612            $12,555
  Jul-99                $10,024                    $11,272            $12,163
  Aug-99                $ 9,477                    $10,854            $12,103
  Sep-99                $ 8,981                    $10,475            $11,771
  Oct-99                $ 9,285                    $11,078            $12,516
  Nov-99                $ 9,255                    $10,992            $12,770
  Dec-99                $ 9,386                    $11,044            $13,522
  Jan-00                $ 9,142                    $10,684            $12,844
  Feb-00                $ 8,715                    $ 9,891            $12,601
  Mar-00                $ 9,498                    $11,097            $13,833
  Apr-00                $ 9,284                    $10,968            $13,417
  May-00                $ 9,416                    $11,084            $13,142
  Jun-00                $ 9,157                    $10,577            $13,466
  Jul-00                $ 9,311                    $10,709            $13,256
  Aug-00                $ 9,974                    $11,305            $14,080
  Sep-00                $ 9,813                    $11,409            $13,336
  Oct-00                $10,048                    $11,689            $13,280
  Nov-00                $ 9,527                    $11,256            $12,234
  Dec-00                $ 9,929                    $11,820            $12,294
  Jan-01                $10,103                    $11,865            $12,730
  Feb-01                $ 9,806                    $11,535            $11,570
  Mar-01                $ 9,420                    $11,128            $10,838
  Apr-01                $ 9,953                    $11,673            $11,679
  May-01                $10,107                    $11,935            $11,757
  Jun-01                $ 9,824                    $11,671            $11,471
  Jul-01                $ 9,783                    $11,646            $11,359
  Aug-01                $ 9,249                    $11,179            $10,649
  Sep-01                $ 8,553                    $10,392            $ 9,790
  Oct-01                $ 8,738                    $10,303            $ 9,977
  Nov-01                $ 9,222                    $10,901            $10,742
  Dec-01                $ 9,295                    $11,158            $10,836
  Jan-02                $ 8,821                    $11,073            $10,678
  Feb-02                $ 8,769                    $11,090            $10,472
  Mar-02                $ 9,341                    $11,615            $10,866
  Apr-02                $ 8,794                    $11,216            $10,207
  May-02                $ 8,711                    $11,273            $10,133
  Jun-02                $ 8,157                    $10,625            $ 9,411
  Jul-02                $ 7,392                    $ 9,637            $ 8,678
  Aug-02                $ 7,423                    $ 9,711            $ 8,735
  Sep-02                $ 6,436                    $ 8,631            $ 7,786
  Oct-02                $ 6,977                    $ 9,270            $ 8,471
  Nov-02                $ 7,424                    $ 9,854            $ 8,969
  Dec-02                $ 7,056                    $ 9,427            $ 8,442
  Jan-03                $ 6,857                    $ 9,199            $ 8,222
  Feb-03                $ 6,658                    $ 8,953            $ 8,098
  Mar-03                $ 6,673                    $ 8,968            $ 8,176
  Apr-03                $ 7,197                    $ 9,757            $ 8,850
  May-03                $ 7,606                    $10,388            $ 9,315
  Jun-03                $ 7,745                    $10,517            $ 9,435
  Jul-03                $ 7,872                    $10,674            $ 9,601
  Aug-03                $ 7,903                    $10,841            $ 9,788
  Sep-03                $ 7,858                    $10,734            $ 9,684
  Oct-03                $ 8,292                    $11,391            $10,231
  Nov-03                $ 8,376                    $11,546            $10,321
  Dec-03                $ 8,859                    $12,258            $10,862
  Jan-04                $ 9,008                    $12,473            $11,062
  Feb-04                $ 9,253                    $12,740            $11,216
  Mar-04                $ 9,147                    $12,629            $11,046
  Apr-04                $ 8,998                    $12,321            $10,873
  May-04                $ 9,009                    $12,446            $11,022
  Jun-04                $ 9,151                    $12,740            $11,236
  Jul-04                $ 8,969                    $12,561            $10,864
  Aug-04                $ 9,044                    $12,739            $10,908
  Sep-04                $ 9,111                    $12,937            $11,026
  Oct-04                $ 9,176                    $13,152            $11,194
  Nov-04                $ 9,562                    $13,817            $11,647
  Dec-04                $ 9,854                    $14,280            $12,043

--------------------------------------------------------------------------------
(4) Portfolio holdings and characteristics are subject to change.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Deborah Meacock, CFA                    04/12/94
   Stephen M. Kensinger, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 8.38%(1) for the 12-month period ended December 31, 2004, underperforming its benchmark, the S&P 500 Index(2), which returned 10.87% for the same period. The Fund distributed no dividend income and no capital gains during the period.

      The equity markets remained flat throughout 2004 until the fourth quarter when the stock market rallied once the uncertainties of the year came to pass--election results were known, oil prices steadied, inflation stayed in check, the Federal Reserve Board did not raise rates aggressively, new job growth became evident, corporate profits were healthy and consumer confidence and spending were solid. The Fund posted its strongest quarter in fourth quarter of 2004.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's strategy was focused on long-term growth stocks and the S&P 500 Index performance was led by value stocks. Therefore, the S&P 500 Index benchmark outperformed the growth strategy of the Fund. In spite of that, there were several holdings that performed well: Apple Computer, whose stock price was driven by the phenomenal sales of iPods and crossover sales of iMac PCs; Starbucks and eBay, which both continued their strong performance as each posted record sales; and QualComm, who was transitioning to cell phones with new features such as Internet access and digital photography.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Throughout the year, we increased the Fund's exposure to manufacturing and industrial companies that benefit from the weak U.S. dollar and strong global economic recovery. We trimmed financial holdings and consumer staples companies where rising commodity prices were pressuring profit margins. In the technology sector, we trimmed exposure to chip manufacturers, as world inventories were too high for demand, and added positions to high-growth software companies. In health care, we continued to trim drug companies from the portfolio, instead adding higher-growth biotech and medical device companies.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to see evidence of economic strength as we look forward. We believe that the weak U.S. dollar could improve exports from the U.S. manufacturing and industrial sectors. We see many corporations entering 2005 holding very high levels of cash, which we believe could lead to a modest increase in business spending in technology. With interest rates and inflation at low levels, job growth on the rise and modest wage increases, we believe that consumers could potentially keep spending. We continue to focus on the most innovative areas of health care: cancer treatment, heart devices, orthopedics and ways to control the cost of health care, such as drug benefit management and new managed care programs.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Growth Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                    6-Month*      1-Year      5-Year      10-Year
-------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Growth Fund            5.35         8.38      (7.06)        7.16
-------------------------------------------------------------------------------------------------
     Benchmark
-------------------------------------------------------------------------------------------------
       S&P 500 Index(2)                                7.19        10.87      (2.30)       12.07
-------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3)(AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Beta**                                             0.92
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      30.30x
-------------------------------------------------------------
     Price to Book Ratio                                5.10x
-------------------------------------------------------------
     Median Market Cap ($B)                           $25.31
-------------------------------------------------------------
     Portfolio Turnover                                   45%
-------------------------------------------------------------
     Net Asset Value (NAV)                            $13.97

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        15%
Consumer Staples                               8%
Energy                                         4%
Financials                                     6%
Health Care                                   24%
Industrials                                   10%
Information Technology                        30%
Materials                                      1%
Cash                                           2%

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     eBay Incorporated                                  4.51%
-------------------------------------------------------------
     Starbucks Corporation                              3.96%
-------------------------------------------------------------
     Qualcomm Incorporated                              3.46%
-------------------------------------------------------------
     Apple Computer Incorporated                        3.22%
-------------------------------------------------------------
     Dell Incorporated                                  2.94%
-------------------------------------------------------------
     Microsoft Corporation                              2.93%
-------------------------------------------------------------
     Target Corporation                                 2.46%
-------------------------------------------------------------
     Danaher Corporation                                2.25%
-------------------------------------------------------------
     General Electric Company                           2.24%
-------------------------------------------------------------
     Electronic Arts Incorporated                       2.07%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Wells Fargo Variable
           Trust Equity Value Fund      S&P 500 Index
   Dec-94         10,000                   $10,000
   Jan-95         10,058                   $10,259
   Feb-95         10,524                   $10,659
   Mar-95         10,756                   $10,973
   Apr-95         10,903                   $11,295
   May-95         11,420                   $11,746
   Jun-95         11,687                   $12,019
   Jul-95         12,050                   $12,417
   Aug-95         12,247                   $12,448
   Sep-95         12,657                   $12,973
   Oct-95         12,253                   $12,927
   Nov-95         12,756                   $13,494
   Dec-95         12,919                   $13,754
   Jan-96         13,160                   $14,221
   Feb-96         13,650                   $14,354
   Mar-96         13,685                   $14,491
   Apr-96         14,137                   $14,704
   May-96         14,488                   $15,082
   Jun-96         14,240                   $15,140
   Jul-96         13,504                   $14,470
   Aug-96         13,897                   $14,776
   Sep-96         14,595                   $15,606
   Oct-96         14,989                   $16,037
   Nov-96         15,949                   $17,248
   Dec-96         15,818                   $16,906
   Jan-97         16,725                   $17,963
   Feb-97         16,241                   $18,103
   Mar-97         15,676                   $17,361
   Apr-97         16,307                   $18,395
   May-97         17,342                   $19,514
   Jun-97         17,715                   $20,388
   Jul-97         19,157                   $22,009
   Aug-97         18,047                   $20,776
   Sep-97         18,767                   $21,913
   Oct-97         18,174                   $21,181
   Nov-97         18,455                   $22,162
   Dec-97         18,560                   $22,543
   Jan-98         18,903                   $22,791
   Feb-98         19,920                   $24,434
   Mar-98         20,876                   $25,685
   Apr-98         21,020                   $25,947
   May-98         20,699                   $25,501
   Jun-98         21,704                   $26,536
   Jul-98         21,594                   $26,255
   Aug-98         18,588                   $22,461
   Sep-98         19,447                   $23,901
   Oct-98         21,024                   $25,844
   Nov-98         22,435                   $27,410
   Dec-98         23,907                   $28,989
   Jan-99         24,826                   $30,200
   Feb-99         23,991                   $29,261
   Mar-99         25,133                   $30,432
   Apr-99         25,897                   $31,609
   May-99         25,097                   $30,863
   Jun-99         26,500                   $32,576
   Jul-99         25,736                   $31,559
   Aug-99         25,772                   $31,403
   Sep-99         25,082                   $30,542
   Oct-99         26,551                   $32,476
   Nov-99         27,136                   $33,135
   Dec-99         28,788                   $35,087
   Jan-00         27,509                   $33,325
   Feb-00         27,139                   $32,695
   Mar-00         29,564                   $35,893
   Apr-00         28,489                   $34,813
   May-00         27,724                   $34,099
   Jun-00         28,740                   $34,941
   Jul-00         28,429                   $34,396
   Aug-00         30,211                   $36,532
   Sep-00         28,475                   $34,603
   Oct-00         27,666                   $34,458
   Nov-00         24,717                   $31,743
   Dec-00         24,873                   $31,898
   Jan-01         25,200                   $33,030
   Feb-01         22,799                   $30,021
   Mar-01         20,945                   $28,121
   Apr-01         22,642                   $30,303
   May-01         22,720                   $30,506
   Jun-01         21,911                   $29,765
   Jul-01         21,324                   $29,473
   Aug-01         19,597                   $27,631
   Sep-01         18,184                   $25,401
   Oct-01         18,783                   $25,887
   Nov-01         20,025                   $27,872
   Dec-01         20,096                   $28,117
   Jan-02         19,468                   $27,707
   Feb-02         18,840                   $27,172
   Mar-02         19,511                   $28,194
   Apr-02         18,797                   $26,485
   May-02         18,669                   $26,292
   Jun-02         17,633                   $24,420
   Jul-02         15,632                   $22,518
   Aug-02         15,661                   $22,664
   Sep-02         14,732                   $20,203
   Oct-02         15,575                   $21,978
   Nov-02         15,746                   $23,271
   Dec-02         14,903                   $21,905
   Jan-03         14,646                   $21,333
   Feb-03         14,575                   $21,013
   Mar-03         14,846                   $21,215
   Apr-03         15,618                   $22,963
   May-03         16,161                   $24,171
   Jun-03         16,175                   $24,480
   Jul-03         16,747                   $24,911
   Aug-03         17,161                   $25,397
   Sep-03         16,704                   $25,128
   Oct-03         17,861                   $26,547
   Nov-03         17,933                   $26,781
   Dec-03         18,418                   $28,184
   Jan-04         18,690                   $28,703
   Feb-04         18,790                   $29,102
   Mar-04         18,747                   $28,662
   Apr-04         18,447                   $28,212
   May-04         18,804                   $28,599
   Jun-04         18,947                   $29,154
   Jul-04         17,890                   $28,189
   Aug-04         17,704                   $28,302
   Sep-04         18,190                   $28,608
   Oct-04         18,533                   $29,046
   Nov-04         19,404                   $30,221
   Dec-04         19,962                   $31,248

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund for the most recent 10 years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses for the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long term, by investing in securities of non-U.S. companies.

ADVISER                                       SUB-ADVISER
   Wells Fargo Funds Management, LLC             New Star Institutional Managers

FUND MANAGERS                                 INCEPTION DATE
   Mark Beale                                    07/03/00
   Richard Lewis

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 9.63%(1) for the 12-month period ended December 31, 2004, underperforming its benchmark, the Morgan Stanley Capital
International/Europe, Australasia and Far East (MSCI/EAFE) Index(2), which returned 20.25% for the same period. The Fund distributed $0.02 per share in dividend income and no capital gains during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The international markets experienced strong gains over the reporting period as companies generally delivered positive operating performances and refrained from investing profits in activities such as acquisitions and expansions. This robust earnings environment was further enhanced by the major European currencies gaining strength with respect to the U.S. dollar. The favorable currency movement accounted for about 6.7% of performance of the MSCI/EAFE benchmark over the period and the gain on the Fund was broadly in line with this. The Fund was underweighted in the United Kingdom (UK) and Australia investments while overweighted in investments in Europe and the Pacific. Australia performed well and gained almost 20% in dollar terms in the final quarter of 2004. The Pacific (excluding Japan) markets performed well in local currency terms, but their currencies did not provide the significant gains that were achieved in other markets.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The geographic profile of the Fund was not altered significantly over the period, though there were a number of changes in our sector positions that led to higher portfolio turnover. We reduced our overweighting in the energy sector as earnings could potentially decrease as oil prices lowered. We added a number of companies in the media sector, which could benefit from a continued recovery in corporate advertising spending. We purchased Mediaset and WPP Group in Europe and the UK. We reduced our holdings of consumer staples as we feel that these companies may struggle to pass on cost increases to consumers and face a profit-margin squeeze. We sold Northern Foods and Cadbury Schweppes in the UK.

      INVESTING IN FOREIGN SECURITIES PRESENTS CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC SECURITIES. FOR EXAMPLE, INVESTMENTS IN FOREIGN AND EMERGING MARKETS PRESENT SPECIAL RISKS INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the outlook for global liquidity is less positive than it has been for the past few years and we believe that this will prove to be a challenging environment for Asia (excluding Japan) and emerging markets. We will look to increase our UK exposure and to reduce our overweighting in Asia (excluding Japan).

      As of September 15, 2004, the Fund changed sub-advisers from Wells Capital Management to New Star Institutional Managers.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust International Equity Fund.

(1) The Fund's Adviser has committed through April 30, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                                6-Month*          1-Year       Life of Fund
----------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust International Equity Fund (incept. 07/03/00)      10.22             9.63          (3.91)
----------------------------------------------------------------------------------------------------------------------------
     Benchmark
----------------------------------------------------------------------------------------------------------------------------
       MSCI/EAFE Index(2)                                                         15.00            20.25          (0.35)
----------------------------------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      15.80x
-------------------------------------------------------------
     Price to Book Ratio                                2.33x
-------------------------------------------------------------
     Median Market Cap ($B)                           $15.23
-------------------------------------------------------------
     Portfolio Turnover(5)                               115%
-------------------------------------------------------------
     Net Asset Value (NAV)                             $8.27
-------------------------------------------------------------

PORTFOLIO COMPOSITION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Continental Europe                            49%
United Kingdom                                19%
Japan                                         20%
Southeast Asia                                 8%
Australia/New Zealand                          1%
Emerging Markets                               3%

TEN LARGEST EQUITY HOLDINGS(3),(4)(AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     GlaxoSmithKline plc                                2.05%
-------------------------------------------------------------
     Royal Dutch Petroleum Company                      1.89%
-------------------------------------------------------------
     Total SA ADR                                       1.88%
-------------------------------------------------------------
     Sanofi-Synthelabo SA                               1.85%
-------------------------------------------------------------
     Novartis AG                                        1.81%
-------------------------------------------------------------
     Nippon Oil Corporation                             1.78%
-------------------------------------------------------------
     BHP Billiton plc                                   1.68%
-------------------------------------------------------------
     Suzuki Motor Corporation                           1.67%
-------------------------------------------------------------
     HSBC Holdings plc                                  1.66%
-------------------------------------------------------------
     BP plc                                             1.63%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Wells Fargo Variable
            Trust International Equity Fund    MSCI/EAFE INDEX
  7/3/2000            $10,000                      $10,000
 7/31/2000            $ 9,670                      $ 9,581
 8/31/2000            $ 9,870                      $ 9,664
 9/30/2000            $ 9,280                      $ 9,194
10/31/2000            $ 9,150                      $ 8,977
11/30/2000            $ 8,650                      $ 8,640
12/31/2000            $ 8,967                      $ 8,947
 1/31/2001            $ 9,187                      $ 8,942
 2/28/2001            $ 8,465                      $ 8,272
 3/31/2001            $ 7,914                      $ 7,720
 4/30/2001            $ 8,315                      $ 8,256
 5/31/2001            $ 8,255                      $ 7,965
 6/30/2001            $ 8,024                      $ 7,639
 7/31/2001            $ 7,813                      $ 7,500
 8/31/2001            $ 7,594                      $ 7,310
 9/30/2001            $ 6,882                      $ 6,570
10/31/2001            $ 7,113                      $ 6,738
11/30/2001            $ 7,374                      $ 6,987
12/31/2001            $ 7,524                      $ 7,028
 1/31/2002            $ 7,193                      $ 6,655
 2/28/2002            $ 7,083                      $ 6,701
 3/31/2002            $ 7,424                      $ 7,064
 4/30/2002            $ 7,424                      $ 7,111
 5/31/2002            $ 7,313                      $ 7,201
 6/30/2002            $ 6,996                      $ 6,914
 7/31/2002            $ 6,282                      $ 6,232
 8/31/2002            $ 6,232                      $ 6,217
 9/30/2002            $ 5,508                      $ 5,550
10/31/2002            $ 5,770                      $ 5,848
11/30/2002            $ 6,071                      $ 6,113
12/31/2002            $ 5,800                      $ 5,908
 1/31/2003            $ 5,538                      $ 5,661
 2/28/2003            $ 5,398                      $ 5,531
 3/31/2003            $ 5,297                      $ 5,423
 4/30/2003            $ 5,770                      $ 5,954
 5/31/2003            $ 6,111                      $ 6,315
 6/30/2003            $ 6,192                      $ 6,468
 7/31/2003            $ 6,273                      $ 6,624
 8/31/2003            $ 6,444                      $ 6,784
 9/30/2003            $ 6,585                      $ 6,993
10/31/2003            $ 6,989                      $ 7,429
11/30/2003            $ 7,150                      $ 7,594
12/31/2003            $ 7,624                      $ 8,187
 1/31/2004            $ 7,634                      $ 8,302
 2/29/2004            $ 7,725                      $ 8,494
 3/31/2004            $ 7,745                      $ 8,542
 4/30/2004            $ 7,483                      $ 8,349
 5/31/2004            $ 7,483                      $ 8,377
 6/30/2004            $ 7,584                      $ 8,561
 7/31/2004            $ 7,318                      $ 8,283
 8/31/2004            $ 7,307                      $ 8,319
 9/30/2004            $ 7,439                      $ 8,537
10/31/2004            $ 7,621                      $ 8,828
11/30/2004            $ 8,076                      $ 9,431
12/31/2004            $ 8,359                      $ 9,845

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) The funds investment process may at times, result in higher than average portfolio turnover and increased trading expenses, and may generate higher short-term capital gains.

(6) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISER                                    SUB-ADVISER
   Wells Fargo Funds Management, LLC          Peregrine Capital Management, Inc.

FUND MANAGERS                              INCEPTION DATE
   John S. Dale, CFA                          09/20/99
   Gary E. Nussbaum, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 3.26%(1) for the 12-month period ended December 31, 2004, underperforming its benchmark, the S&P 500 Index(2), which returned 10.87% for the same period. The Fund distributed no dividend income and no capital gains during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Despite the strong economy and corporate profit growth, investors remained cautious throughout most of 2004. This is evident in moves by investors to short-term securities and defensive market sectors, such as oil, energy, banks and utilities. Fund holdings that performed well include eBay, Goldman Sachs, EMC, Apollo Group, Intel, Cisco, Dell, Genentech and Amgen. Underlying portfolio fundamentals were generally outstanding in 2005. Fund holdings that detracted from performance included Cardinal Health and Veritas, which were both sold near mid-year. Value styles outperformed growth styles for the fifth year in a row. In 2004, most of the return for value stocks came from four sectors: oil, banks, energy and utilities. For growth stocks, most of the returns came from consumer discretionary, while technology and health care issues detracted from returns.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made the following purchases in 2004: Franklin Resources (which we believe is an excellent asset management position across asset classes and geographies); Genentech (which we believe is a leader in the biotechnology arena); Linear Technology (which we believe is a leader in the analog semiconductor market); Target (potential opportunity to grow its own mass-merchandising niche); Genzyme (which we believe is a rapidly growing, niche-oriented biotechnology company); and Yahoo! Inc. (a leading Internet portal).

      We sold the following holdings from our portfolio in 2004: DST Systems (better potential growth opportunities elsewhere); Cardinal Health (we believe transformation of business poses increased risk); IMS Health (better potential growth opportunities elsewhere); Family Dollar Stores (long-term growth and profitability issues); Veritas Software (we believe increasing competition reduces probability of meeting long-term expectations); and Sungard Data Systems (better potential growth and value opportunities elsewhere).

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that corporate profit growth may moderate, widening the gap between the Fund's earnings growth and that of the S&P 500 Index--potentially benefiting the Fund. We believe that growth stocks may finally be on the rebound in 2005, based on the possibility of inflation remaining in check, underlying company fundamentals, attractive large-cap growth valuations and the longevity of growth style underperformance.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Large Company Growth Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                                6-Month*     1-Year    5-Year     Life of Fund
-------------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Large Company Growth Fund (incept. 09/20/99)       3.74        3.26    (5.89)        (2.22)
-------------------------------------------------------------------------------------------------------------------------------
     Benchmark
-------------------------------------------------------------------------------------------------------------------------------
       S&P 500 Index(2)                                                            7.19       10.87    (2.30)        (0.33)
-------------------------------------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      24.00x
-------------------------------------------------------------
     Price to Book Ratio                                4.10x
-------------------------------------------------------------
     Median Market Cap ($B)                           $46.30
-------------------------------------------------------------
     Portfolio Turnover                                   15%
-------------------------------------------------------------
     Net Asset Value (NAV)                             $8.88
-------------------------------------------------------------

SECTOR DISTRIBUTION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        21%
Consumer Staples                               2%
Financials                                    17%
Health Care                                   14%
Industrials                                    6%
Information Technology                        39%
Cash                                           1%


TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     eBay Incorporated                                 10.06%
-------------------------------------------------------------
     Goldman Sachs Group Incorporated                   5.79%
-------------------------------------------------------------
     Medtronic Incorporated                             5.49%
-------------------------------------------------------------
     Microsoft Corporation                              5.28%
-------------------------------------------------------------
     First Data Corporation                             4.59%
-------------------------------------------------------------
     Intel Corporation                                  4.54%
-------------------------------------------------------------
     American International Group Incorporated          4.20%
-------------------------------------------------------------
     Dell Incorporated                                  4.05%
-------------------------------------------------------------
     Cisco Systems Incorporated                         3.87%
-------------------------------------------------------------
     Paychex Incorporated                               3.53%

GROWTH OF $10,000 INVESTMENT(5)

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               Wells Fargo Variable
               Trust Large Company
                   Growth Fund                S&P 500 Index
  09/20/99            10,000                      $10,000
 9/30/1999             9,590                      $ 9,605
10/31/1999            10,420                      $10,213
11/30/1999            10,830                      $10,420
12/31/1999            12,030                      $11,034
 1/31/2000            11,800                      $10,480
 2/29/2000            12,000                      $10,282
 3/31/2000            13,430                      $11,288
 4/30/2000            13,020                      $10,948
 5/31/2000            12,200                      $10,723
 6/30/2000            13,130                      $10,988
 7/31/2000            13,230                      $10,817
 8/31/2000            14,000                      $11,489
 9/30/2000            13,150                      $10,882
10/31/2000            13,130                      $10,836
11/30/2000            12,080                      $ 9,982
12/31/2000            11,960                      $10,031
 1/31/2001            12,150                      $10,387
 2/28/2001            10,320                      $ 9,441
 3/31/2001             9,260                      $ 8,844
 4/30/2001            10,240                      $ 9,530
 5/31/2001            10,150                      $ 9,594
 6/30/2001             9,880                      $ 9,361
 7/31/2001             9,700                      $ 9,269
 8/31/2001             8,843                      $ 8,690
 9/30/2001             8,003                      $ 7,988
10/31/2001             8,373                      $ 8,141
11/30/2001             9,353                      $ 8,765
12/31/2001             9,463                      $ 8,842
 1/31/2002             9,403                      $ 8,713
 2/28/2002             8,783                      $ 8,545
 3/31/2002             9,193                      $ 8,866
 4/30/2002             8,483                      $ 8,329
 5/31/2002             8,223                      $ 8,268
 6/30/2002             7,673                      $ 7,680
 7/31/2002             6,932                      $ 7,081
 8/31/2002             7,012                      $ 7,127
 9/30/2002             6,242                      $ 6,353
10/31/2002             6,962                      $ 6,912
11/30/2002             7,422                      $ 7,318
12/31/2002             6,812                      $ 6,889
 1/31/2003             6,572                      $ 6,709
 2/28/2003             6,532                      $ 6,608
 3/31/2003             6,622                      $ 6,672
 4/30/2003             7,192                      $ 7,221
 5/31/2003             7,523                      $ 7,601
 6/30/2003             7,613                      $ 7,699
 7/31/2003             7,993                      $ 7,834
 8/31/2003             8,123                      $ 7,987
 9/30/2003             7,923                      $ 7,902
10/31/2003             8,383                      $ 8,349
11/30/2003             8,353                      $ 8,422
12/31/2003             8,603                      $ 8,863
 1/31/2004             8,703                      $ 9,026
 2/29/2004             8,703                      $ 9,152
 3/31/2004             8,583                      $ 9,014
 4/30/2004             8,453                      $ 8,872
 5/31/2004             8,563                      $ 8,994
 6/30/2004             8,563                      $ 9,168
 7/31/2004             8,053                      $ 8,865
 8/31/2004             8,043                      $ 8,901
 9/30/2004             8,133                      $ 8,997
10/31/2004             8,283                      $ 9,134
11/30/2004             8,633                      $ 9,504
12/31/2004             8,883                      $ 9,827

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Dave Sylvester                          05/19/94
   Laurie White

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 0.70%(1) for the 12-month period ended December 31, 2004, outperforming its benchmark, the iMoneyNet First Tier Retail Money Fund Average(2), which returned 0.65% over the same period. The Fund distributed less than $0.01 in dividend income and no capital gains during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. YIELDS WILL FLUCTUATE. THE FUND'S YIELD FIGURES MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN FIGURES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      AN INVESTMENT IN THE WELLS FARGO VARIABLE TRUST MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      There were three main factors that affected the Fund's performance during the period: 1) the general level of interest rates; 2) the Fund's average maturity; and 3) changes in the size of the Fund's total assets.

      Interest rate levels increased in 2004. At the end of 2003, the Federal funds rate stood at 1.00%, where it had been since June 2003. By the end of 2004, that rate had increased to 2.25% after being increased by 0.25% at each of five consecutive meetings of the Federal Open Market Committee (the Fed), beginning on June 30, 2004. Longer-term money market yields increased as well, beginning to rise at the end of March 2004. From March 31, 2004 through December 31, 2004, the three-month LIBOR (London Interbank Offered Rate) increased from 1.15% to 2.56%. Over this same period, the 12-month LIBOR increased from 1.45% to 3.10%.

      The Fund's average maturity decreased from 51 days at the end of 2003 to 28 days by June 30, 2004. This increased the sensitivity of the Fund's yield to changes in interest rates and greatly enhanced its performance. As rates continued to increase, the Fund's average maturity gradually increased, further adding incremental yield. By the end of 2004, the Fund's average maturity stood at 46 days.

      The Fund's assets decreased over the period. By the end of fourth quarter 2003, the Fund's assets totaled $81.6 million. By March 31, 2004, they had decreased to $65.3 million. By December 31, 2004, the Fund's assets had further contracted to $58.7 million. This had a negative impact on the Fund's yield for two reasons. First, as rates rose, the Fund was unable to reinvest the proceeds from maturing investments at the higher yields that were available but, instead, had to disburse them to meet shareholder redemptions. Second, because of its smaller size, the Fund was unable to participate in some higher-yielding investments due to diversification restrictions.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We have been particularly focused on the liquidity of the Fund's investments. For this reason, there has been an increase in those sectors that are associated with very short maturities and unquestionable liquidity, such as commercial paper and overnight time deposits.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect to maintain a fairly high degree of interest-rate sensitivity in order to take advantage of what we believe will be a rising interest-rate environment in 2005. This would be balanced against the additional yield that will potentially be available by buying investments with slightly longer maturities. A great deal will depend on the future size of the Fund's total assets.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Money Market Fund.

(1) The Fund's Adviser has committed through April 30, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's 7-day current yield would have been 1.53%.

      Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The iMoneyNet First Tier Retail Money Fund Average is an average of non-government retail funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                           6-Month*     1-Year     5-Year     10-Year
-----------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Money Market Fund             0.51        0.70       2.37       3.62
-----------------------------------------------------------------------------------------------------
     Benchmark
-----------------------------------------------------------------------------------------------------
       iMoneyNet First Tier Retail Money Fund Average(2)      0.46        0.65       2.41       4.28
-----------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.


FUND YIELD SUMMARY(1) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     7-Day Current Yield                                1.59%
-------------------------------------------------------------
     7-Day Effective Yield                              1.60%
-------------------------------------------------------------
     30-Day Simple Yield                                1.52%
-------------------------------------------------------------
     30-Day Effective Yield                             1.53%

PORTFOLIO ALLOCATION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Variable and Floating Rate Notes              12%
Commercial Paper                              48%
Certificates of Deposit                        2%
Corporate Bonds and Notes                      2%
Time Deposits                                 14%
Repurchase Agreements                         22%


FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Weighted Average Maturity                        46 days
-------------------------------------------------------------

MATURITY DISTRIBUTION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

2-14 Days                                     45%
15-29 Days                                     6%
30-59 Days                                    27%
60-89 Days                                    16%
270+ Days                                      6%

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Jerome "Cam" Philpott, CFA              05/01/95
   Stuart Roberts

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 13.77%(1) for the 12-month period ended December 31, 2004, underperforming its benchmark, the Russell 2000 Index(2), which returned 18.33% over the same period. The Fund distributed no dividend income and no capital gains during the period.

      Stocks in the technology, telecommunications, consumer staples and industrial sectors contributed positively to the portfolio, while stocks in the health care and materials sectors detracted from performance. Ask Jeeves, an Internet search provider, was our top performing stock for the year. Corinthian Colleges, a post-secondary education company, was our worst performing stock for the year.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Various concerns affected the markets and equity prices in 2004. Anticipation that the Federal Reserve Board would raise interest rates caused equity prices to slide in late winter and early spring of 2004. Rising oil prices created anxieties over potentially lower corporate earnings, affecting the economy and the Fund's performance. Other concerns included threats of a terrorist attack during the Democratic National Convention, the Olympics and the Republican National Convention--all of which did not happen. These fears drove equity prices sharply lower in the third quarter of 2004. But as the fourth quarter of 2004 unfolded and those fears turned out to be misplaced, investor outlook improved dramatically. In addition, corporate earnings reported in October 2004 were good and oil prices retreated in the fourth quarter of 2004. The markets made another advance after the U.S. Presidential election in November 2004.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We reduced our positions in the consumer discretionary, energy and technology sectors while adding to our positions in consumer staples, finance, health care and industrial sectors. We continued to add to our position in Ask Jeeves, an Internet search provider, while taking profits throughout the year. Nextel Partners was also a top performing stock for the year as it has consistently performed well marked by strong subscriber growth, better revenues and expense control. When the stock achieved our price target, it was sold entirely from the portfolio. Kroll Incorporated also performed well as its diverse business lines grew revenues faster than anticipated and, additionally, Kroll announced that Marsh & McLennan had offered to acquire the company in May of 2004 for cash at roughly a 30% premium. We took profits in this stock and then exited our position entirely.

      We liquidated our positions in Corinthian Colleges and Par Pharmaceuticals due to missed earnings, higher operating costs and declining revenues.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      From our conversations with company management, we are optimistic about potential corporate earnings in 2005. We believe businesses will play a larger role in economic growth than consumers and, from our perspective, business confidence already seems to be growing. The recent acceleration in merger and acquisition activity is another encouraging signal that we may see higher confidence in corporate boardrooms.

      We are optimistic about the fundamentals of the portfolio and continue to focus our efforts on individual stock selection driven by underlying business fundamentals.

      THERE ARE ADDITIONAL RISKS ASSOCIATED WITH INVESTMENTS IN SMALLER AND/OR NEWER COMPANIES BECAUSE THEIR SHARES TEND TO BE LESS LIQUID THAN SECURITIES OF LARGER COMPANIES. FURTHERMORE, SHARES OF SMALL AND NEW COMPANIES ARE GENERALLY MORE SENSITIVE TO PURCHASE AND SALE TRANSACTIONS AND CHANGES IN THE ISSUER'S FINANCIAL CONDITION AND, THEREFORE, THE PRICES OF SUCH STOCKS MAY BE MORE VOLATILE THAN THOSE OF LARGER COMPANY STOCKS.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Small Cap Growth Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                         6-Month*      1-Year      5-Year      Life of Fund
---------------------------------------------------------------------------------------------------------------------------
   Wells Fargo Variable Trust Small Cap Growth Fund (incept. 05/01/95)      4.25        13.77      (10.15)         3.49
---------------------------------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------------------------------
     Russell 2000 Index(2)                                                 10.83        18.33        6.61         11.18
---------------------------------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Beta**                                             1.38
-------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)      53.60x
-------------------------------------------------------------
     Price to Book Ratio                                3.50x
-------------------------------------------------------------
     Median Market Cap ($B)                            $0.89
-------------------------------------------------------------
     Portfolio Turnover(5)                               175%
-------------------------------------------------------------
     Net Asset Value (NAV)                             $7.85

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENT. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        12%
Consumer Staples                               2%
Energy                                         1%
Financials                                     7%
Health Care                                   21%
Industrials                                   24%
Information Technology                        25%
Materials                                      1%
Telecommunication Services                     4%
Cash                                           3%

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Marvel Enterprises Incorporated                    3.36%
-------------------------------------------------------------
     CB Richard Ellis Group Incorporated Class A        3.27%
-------------------------------------------------------------
     Navigant Consulting Incorporated                   2.48%
-------------------------------------------------------------
     Open Solutions Incorporated                        2.46%
-------------------------------------------------------------
     Advanced Medical Optics Incorporated               1.98%
-------------------------------------------------------------
     Perkinelmer Incorporated                           1.95%
-------------------------------------------------------------
     iVillage Incorporated                              1.95%
-------------------------------------------------------------
     Hughes Supply Incorporated                         1.91%
-------------------------------------------------------------
     NII Holdings Incorporated Class B                  1.90%
-------------------------------------------------------------
     Tibco Software Incorporated                        1.89%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Wells Fargo Variable
                Trust Small Cap
                  Growth Fund        Russell 2000 Index
  5/1/1995           10000                  $10,000
 5/31/1995           10040                  $10,172
 6/30/1995           10670                  $10,700
 7/31/1995           11740                  $11,316
 8/31/1995           11970                  $11,550
 9/30/1995           11920                  $11,757
10/31/1995           11280                  $11,232
11/30/1995           11590                  $11,703
12/31/1995           11595                  $12,012
 1/31/1996           11636                  $11,999
 2/29/1996           11957                  $12,374
 3/31/1996           12484                  $12,626
 4/30/1996           13891                  $13,301
 5/31/1996           14419                  $13,826
 6/30/1996           13405                  $13,257
 7/31/1996           12112                  $12,100
 8/31/1996           13177                  $12,803
 9/30/1996           13819                  $13,304
10/31/1996           14088                  $13,099
11/30/1996           14750                  $13,638
12/31/1996           15243                  $13,996
 1/31/1997           15571                  $14,276
 2/28/1997           14690                  $13,930
 3/31/1997           13482                  $13,273
 4/30/1997           13087                  $13,310
 5/31/1997           15729                  $14,791
 6/30/1997           16011                  $15,426
 7/31/1997           17039                  $16,143
 8/31/1997           17468                  $16,513
 9/30/1997           18778                  $17,721
10/31/1997           17569                  $16,943
11/30/1997           16824                  $16,833
12/31/1997           16735                  $17,128
 1/31/1998           16341                  $16,857
 2/28/1998           17889                  $18,103
 3/31/1998           18387                  $18,849
 4/30/1998           18427                  $18,953
 5/31/1998           17089                  $17,931
 6/30/1998           17233                  $17,969
 7/31/1998           15397                  $16,513
 8/31/1998           11817                  $13,306
 9/30/1998           12420                  $14,348
10/31/1998           12944                  $14,934
11/30/1998           13705                  $15,716
12/31/1998           14312                  $16,689
 1/31/1999           13865                  $16,911
 2/28/1999           12563                  $15,541
 3/31/1999           12287                  $15,784
 4/30/1999           12984                  $17,198
 5/31/1999           12958                  $17,449
 6/30/1999           13628                  $18,238
 7/31/1999           13615                  $17,738
 8/31/1999           13707                  $17,082
 9/30/1999           14234                  $17,085
10/31/1999           16325                  $17,155
11/30/1999           19061                  $18,179
12/31/1999           23797                  $20,237
 1/31/2000           24323                  $19,911
 2/29/2000           30309                  $23,199
 3/31/2000           26402                  $21,670
 4/30/2000           23179                  $20,365
 5/31/2000           20719                  $19,178
 6/30/2000           25731                  $20,850
 7/31/2000           24192                  $20,179
 8/31/2000           27369                  $21,719
 9/30/2000           26762                  $21,080
10/31/2000           23047                  $20,140
11/30/2000           17224                  $18,072
12/31/2000           18424                  $19,624
 1/31/2001           18637                  $20,646
 2/28/2001           14803                  $19,292
 3/31/2001           12655                  $18,348
 4/30/2001           14732                  $19,783
 5/31/2001           14750                  $20,270
 6/30/2001           15105                  $20,969
 7/31/2001           14164                  $19,835
 8/31/2001           13046                  $19,194
 9/30/2001           10774                  $16,611
10/31/2001           12034                  $17,582
11/30/2001           12957                  $18,943
12/31/2001           13933                  $20,112
 1/31/2002           13241                  $19,903
 2/28/2002           12069                  $19,358
 3/31/2002           13099                  $20,914
 4/30/2002           12495                  $21,104
 5/31/2002           11750                  $20,167
 6/30/2002           10738                  $19,167
 7/31/2002            8715                  $16,273
 8/31/2002            8679                  $16,232
 9/30/2002            7969                  $15,067
10/31/2002            8591                  $15,550
11/30/2002            9230                  $16,937
12/31/2002            8608                  $15,994
 1/31/2003            8253                  $15,551
 2/28/2003            8094                  $15,081
 3/31/2003            8129                  $15,276
 4/30/2003            8963                  $16,724
 5/31/2003            9709                  $18,518
 6/30/2003           10064                  $18,854
 7/31/2003           10543                  $20,034
 8/31/2003           11040                  $20,951
 9/30/2003           10703                  $20,564
10/31/2003           11768                  $22,291
11/30/2003           12140                  $23,082
12/31/2003           12247                  $23,551
 1/31/2004           12939                  $24,573
 2/29/2004           12957                  $24,794
 3/31/2004           13312                  $25,025
 4/30/2004           12691                  $23,749
 5/31/2004           13170                  $24,126
 6/30/2004           13365                  $25,142
 7/31/2004           11856                  $23,449
 8/31/2004           11359                  $23,328
 9/30/2004           12105                  $24,424
10/31/2004           12478                  $24,904
11/30/2004           13063                  $27,065
12/31/2004           13933                  $27,866

--------------------------------------------------------------------------------
(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 8% of the U.S. equity market. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) The Fund's investment process may, at times, result in higher than average portfolio turnover and increased trading expenses, and may generate higher short-term capital gains.

(6) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund for the life of the Fund with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund

WELLS FARGO VARIABLE TRUST FUNDS                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Variable Trust Total Return Bond Fund (the Fund) seeks total return consisting of income and capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   William Stevens                         09/20/99
   Marie Chandoha
   Thomas O'Connor, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 4.39%(1) for the 12-month period ended December 31, 2004, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index(2), which returned 4.34%. The Fund distributed $0.34 per share in dividend income and $0.68 per share in capital gains during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-800-222-8222 OR BY VISITING THE FUND'S WEB SITE AT WWW.WELLSFARGOFUNDS.COM.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT CHARGES PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Security selection was the primary factor that affected the Fund's performance. We focused on finding dislocations in the markets and value investing, which contributed to the Fund's higher turnover.

      Our overweighted position in Capital One outperformed U.S. Treasuries by 0.81% as the JP Morgan and Bank One merger raised market expectations of Capital One being acquired. Our position in Union Planters also outperformed U.S. Treasuries after an announcement that higher-rated Regions Financial was acquiring the bank. Holdings in Zions Bank and PNC outperformed due to bank merger speculation. Our overweighting in REITs and energy in the third quarter of 2004, combined with our security selection in these industries, contributed to performance. Our positions in Health Care Properties, Health Care REIT, Marsh & McLennan, DaimlerChrysler, Zions Bank and PNC posted strong performance.

      In mortgages, tactical trades contributed to performance, as we took advantage of relative value shifts between Freddie Mac (FHLMC) Golds and Fannie Maes (FNMAs), 10-year pass-throughs and low loan balance pools and balloons. Relative value trades between Collateralized Mortgage Obligations (CMOs) and pass-throughs also contributed to performance, particularly in the second half of the period. An overweighting to Commercial Mortgage Backed Securities (CMBS) in the fourth quarter of 2004 contributed to performance as we took advantage of dislocations in relative value among CMBS, mortgage and corporate securities.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We restructured our mortgage portfolio to have what we believe are better risk characteristics than its benchmark. In corporates, we have been overweighted in the sector, but have been quick to sell bonds that have become too expensive. We moved to a neutral exposure in Agencies mid-year and remained underweighted in U.S. Treasuries. We maintained the portfolio duration and yield curve positioning close to the benchmark for most of the period. Portfolio trading and turnover remained active as we took advantage of relative value trades and dislocations in the bond markets.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the full impact of the Federal Reserve Board rate hikes is going to be felt in the spring and summer of 2005, and, in our opinion, for the first time in five years there appears to be no fiscal stimulation on the horizon. The falling U.S. dollar and high oil prices pose uncertainties for the markets. With foreign investors holding almost half of U.S. Treasuries and a quarter of U.S. corporate securities, we are closely monitoring their willingness to finance the huge U.S. trade deficit in 2005. Foreign investors have helped keep valuation levels strong in the government bond market, but their backing away from it could potentially move interest rates up between 1% and 2%. Corporate profitability is still strong, but we expect a decline in 2005.

      THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTING IN FOREIGN DEBT OBLIGATIONS ENTAILS ADDITIONAL RISKS, INCLUDING THOSE RELATED TO REGULATORY, MARKET OR ECONOMIC DEVELOPMENTS, FOREIGN TAXATION AND LESS STRINGENT INVESTOR PROTECTION AND DISCLOSURE STANDARDS.

--------------------------------------------------------------------------------
      The Wells Fargo Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Variable Trust Total Return Bond Fund.

(1) The Fund's Adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

                                                                         6-Month*      1-Year     5-Year     Life of Fund
-------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Variable Trust Total Return Bond Fund (incept. 9/20/99)    4.11         4.39       7.62         7.16
-------------------------------------------------------------------------------------------------------------------------
     Benchmark
-------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Aggregate Bond Index(2)                              4.18         4.34       7.71         7.30
-------------------------------------------------------------------------------------------------------------------------

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------
     Average Credit Quality(4)                            Aa1
-------------------------------------------------------------
     Weighted Average Coupon                            5.04%
-------------------------------------------------------------
     Average Maturity                              6.29 years
-------------------------------------------------------------
     Average Duration                              4.30 years
-------------------------------------------------------------
     Portfolio Turnover(5)                               773%
-------------------------------------------------------------
     Distribution Rate(6)                               3.56%
-------------------------------------------------------------
     30-Day SEC Yield(7)                                3.30%
-------------------------------------------------------------
     Net Asset Value (NAV)                            $10.08

PORTFOLIO ALLOCATION(3) (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                               29%
Agency Backed Mortgages                       46%
U.S. Treasury Bonds                            6%
U.S. Treasury Notes                           14%
Repurchase Agreements                          5%

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Wells Fargo Variable
               Trust Total Return       Lehman Brothers U.S.
                    Bond Fund          Aggregate Bond Index
 9/20/1999           10,000                  $10,000
 9/30/1999           10,005                  $10,028
10/31/1999           10,060                  $10,065
11/30/1999           10,030                  $10,064
12/31/1999            9,984                  $10,016
 1/31/2000            9,958                  $ 9,983
 2/29/2000           10,082                  $10,104
 3/31/2000           10,252                  $10,237
 4/30/2000           10,059                  $10,208
 5/31/2000           10,011                  $10,203
 6/30/2000           10,244                  $10,415
 7/31/2000           10,342                  $10,510
 8/31/2000           10,515                  $10,662
 9/30/2000           10,539                  $10,730
10/31/2000           10,587                  $10,800
11/30/2000           10,729                  $10,978
12/31/2000           11,004                  $11,182
 1/31/2001           11,202                  $11,365
 2/28/2001           11,343                  $11,464
 3/31/2001           11,369                  $11,521
 4/30/2001           11,274                  $11,473
 5/31/2001           11,346                  $11,542
 6/30/2001           11,350                  $11,586
 7/31/2001           11,647                  $11,845
 8/31/2001           11,787                  $11,981
 9/30/2001           11,687                  $12,122
10/31/2001           11,987                  $12,375
11/30/2001           11,932                  $12,204
12/31/2001           11,820                  $12,126
 1/31/2002           11,881                  $12,224
 2/28/2002           11,948                  $12,343
 3/31/2002           11,819                  $12,138
 4/30/2002           12,021                  $12,373
 5/31/2002           12,132                  $12,479
 6/30/2002           12,085                  $12,586
 7/31/2002           12,006                  $12,738
 8/31/2002           12,247                  $12,953
 9/30/2002           12,413                  $13,163
10/31/2002           12,291                  $13,103
11/30/2002           12,455                  $13,099
12/31/2002           12,735                  $13,370
 1/31/2003           12,780                  $13,381
 2/28/2003           13,009                  $13,566
 3/31/2003           13,081                  $13,555
 4/30/2003           13,388                  $13,667
 5/31/2003           13,709                  $13,921
 6/30/2003           13,720                  $13,893
 7/31/2003           13,270                  $13,427
 8/31/2003           13,397                  $13,515
 9/30/2003           13,775                  $13,873
10/31/2003           13,642                  $13,744
11/30/2003           13,663                  $13,777
12/31/2003           13,805                  $13,918
 1/31/2004           13,921                  $14,029
 2/29/2004           14,073                  $14,181
 3/31/2004           14,172                  $14,287
 4/30/2004           13,828                  $13,916
 5/31/2004           13,777                  $13,860
 6/30/2004           13,842                  $13,939
 7/31/2004           13,981                  $14,077
 8/31/2004           14,234                  $14,346
 9/30/2004           14,274                  $14,384
10/31/2004           14,385                  $14,505
11/30/2004           14,270                  $14,389
12/31/2004           14,411                  $14,522

--------------------------------------------------------------------------------
(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The Fund's investment process may, at times, result in higher than average portfolio turnover and increased trading expenses, and may generate higher short-term capital gains.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(8) The chart compares the performance of the Wells Fargo Variable Trust Total Return Bond Fund for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST FUNDS                       FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (last six month period).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                              Beginning      Ending
                                                               Account      Account      Expenses       Net Annual
                                                                Value        Value      Paid During      Expense
                                                               6/30/04      12/31/04    the Period*       Ratio
     Wells Fargo Variable Trust Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,069.10    $  5.20             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust Equity Income Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,076.60    $  5.22             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust Equity Value Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,076.80    $  5.22             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust Growth Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,053.50    $  5.16             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust International Equity Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,102.20    $  5.28             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust Large Company Growth Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,037.40    $  5.12             1.00%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,020.11    $  5.08             1.00%

     Wells Fargo Variable Trust Money Market Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                   $ 1,000.00   $ 1,005.10    $  3.78             0.75%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)                 $ 1,000.00   $ 1,021.37    $  3.81             0.75%

FUND EXPENSES (UNAUDITED)                       WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                            Beginning      Ending
                                                             Account      Account      Expenses      Net Annual
                                                              Value        Value      Paid During      Expense
                                                             6/30/04      12/31/04    the Period*       Ratio
     Wells Fargo Variable Trust Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                 $ 1,000.00   $ 1,042.50      $  6.16             1.20%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)               $ 1,000.00   $ 1,019.10      $  6.09             1.20%

     Wells Fargo Variable Trust Total Return Bond Fund
------------------------------------------------------------------------------------------------------------------
     Actual                                                 $ 1,000.00   $ 1,041.10      $  4.62             0.90%
------------------------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)               $ 1,000.00   $ 1,020.61      $  4.57             0.90%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 57.60%

AMUSEMENT & RECREATION SERVICES - 0.10%
          1,864    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $       124,683
          5,734    INTERNATIONAL GAME TECHNOLOGY<<                                                                          197,135

                                                                                                                            321,818
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.26%
         14,588    GAP INCORPORATED                                                                                         308,099
          5,708    KOHL'S CORPORATION+                                                                                      280,662
          6,762    LIMITED BRANDS                                                                                           155,661
          2,330    NORDSTROM INCORPORATED                                                                                   108,881

                                                                                                                            853,303
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.08%
          2,033    JONES APPAREL GROUP INCORPORATED                                                                          74,347
          1,806    LIZ CLAIBORNE INCORPORATED                                                                                76,231
          1,848    VF CORPORATION                                                                                           102,342

                                                                                                                            252,920
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.06%
          4,402    AUTONATION INCORPORATED+                                                                                  84,563
          1,327    AUTOZONE INCORPORATED+<<                                                                                 121,168

                                                                                                                            205,731
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
          1,069    RYDER SYSTEM INCORPORATED                                                                                 51,066
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.10%
          2,068    CENTEX CORPORATION                                                                                       123,211
            770    KB HOME                                                                                                   80,388
          2,122    PULTE HOMES INCORPORATED                                                                                 135,384

                                                                                                                            338,983
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.74%
         36,538    HOME DEPOT INCORPORATED                                                                                1,561,634
         12,857    LOWE'S COMPANIES INCORPORATED                                                                            740,435
          2,351    SHERWIN-WILLIAMS COMPANY                                                                                 104,925

                                                                                                                          2,406,994
                                                                                                                    ---------------

BUSINESS SERVICES - 4.19%
          3,970    ADOBE SYSTEMS INCORPORATED                                                                               249,078
          2,138    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                       128,686
          3,818    AUTODESK INCORPORATED                                                                                    144,893
          9,692    AUTOMATIC DATA PROCESSING INCORPORATED                                                                   429,840
          3,693    BMC SOFTWARE INCORPORATED+                                                                                68,690
         17,518    CENDANT CORPORATION                                                                                      409,571
          2,818    CITRIX SYSTEMS INCORPORATED+                                                                              69,126
          9,744    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                           302,649
          3,149    COMPUTER SCIENCES CORPORATION+                                                                           177,509
          6,441    COMPUWARE CORPORATION+                                                                                    41,673
          2,356    CONVERGYS CORPORATION+                                                                                    35,316

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         11,030    EBAY INCORPORATED+                                                                               $     1,282,568
          5,080    ELECTRONIC ARTS INCORPORATED+<<                                                                          313,334
          8,549    ELECTRONIC DATA SYSTEMS CORPORATION<<                                                                    197,482
          2,247    EQUIFAX INCORPORATED                                                                                      63,141
         13,807    FIRST DATA CORPORATION                                                                                   587,350
          3,254    FISERV INCORPORATED+                                                                                     130,778
          3,859    IMS HEALTH INCORPORATED                                                                                   89,567
          7,036    INTERPUBLIC GROUP OF COMPANIES INCORPORATED                                                               94,282
          3,118    INTUIT INCORPORATED+                                                                                     137,223
          1,404    MERCURY INTERACTIVE CORPORATION+<<                                                                        63,952
        180,892    MICROSOFT CORPORATION                                                                                  4,831,625
          1,981    MONSTER WORLDWIDE INCORPORATED+                                                                           66,641
          1,550    NCR CORPORATION+                                                                                         107,306
          6,254    NOVELL INCORPORATED+                                                                                      42,215
          3,100    OMNICOM GROUP INCORPORATED                                                                               261,392
         85,332    ORACLE CORPORATION+                                                                                    1,170,755
          4,477    PARAMETRIC TECHNOLOGY CORPORATION+                                                                        26,370
          6,252    PEOPLESOFT INCORPORATED+                                                                                 165,553
          2,884    ROBERT HALF INTERNATIONAL INCORPORATED                                                                    84,876
          8,455    SIEBEL SYSTEMS INCORPORATED+                                                                              88,778
         55,958    SUN MICROSYSTEMS INCORPORATED+                                                                           301,054
          4,806    SUNGARD DATA SYSTEMS INCORPORATED+                                                                       136,154
         10,552    SYMANTEC CORPORATION+<<                                                                                  271,820
          5,589    UNISYS CORPORATION+                                                                                       56,896
          7,023    VERITAS SOFTWARE CORPORATION+                                                                            200,507
         22,875    YAHOO! INCORPORATED+                                                                                     861,930

                                                                                                                         13,690,580
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.80%
         25,913    ABBOTT LABORATORIES                                                                                    1,208,841
          3,782    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    219,243
          1,514    ALBERTO-CULVER COMPANY CLASS B                                                                            73,535
         21,133    AMGEN INCORPORATED+                                                                                    1,355,682
          1,837    AVERY DENNISON CORPORATION                                                                               110,165
          7,869    AVON PRODUCTS INCORPORATED                                                                               304,530
         32,373    BRISTOL-MYERS SQUIBB COMPANY                                                                             829,396
          3,108    CHIRON CORPORATION+                                                                                      103,590
          2,528    CLOROX COMPANY                                                                                           148,975
          8,823    COLGATE PALMOLIVE COMPANY                                                                                451,385
         15,690    DOW CHEMICAL COMPANY                                                                                     776,812
         16,525    DU PONT (E.I.) DE NEMOURS & COMPANY                                                                      810,551
          1,296    EASTMAN CHEMICAL COMPANY                                                                                  74,818
          4,287    ECOLAB INCORPORATED                                                                                      150,602
         18,829    ELI LILLY & COMPANY                                                                                    1,068,546
          6,129    FOREST LABORATORIES INCORPORATED+<<                                                                      274,947
          4,124    GENZYME CORPORATION+                                                                                     239,481
          7,203    GILEAD SCIENCES INCORPORATED+                                                                            252,033
         16,519    GILLETTE COMPANY                                                                                         739,721

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
            849    GREAT LAKES CHEMICAL CORPORATION                                                                 $        24,188
          2,597    HOSPIRA INCORPORATED+                                                                                     87,000
          1,568    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                           67,173
          4,019    KING PHARMACEUTICALS INCORPORATED+                                                                        49,836
          4,138    MEDIMMUNE INCORPORATED+                                                                                  112,181
         36,898    MERCK & COMPANY INCORPORATED                                                                           1,185,902
          4,399    MONSANTO COMPANY                                                                                         244,364
          4,477    MYLAN LABORATORIES INCORPORATED                                                                           79,153
        125,308    PFIZER INCORPORATED                                                                                    3,369,532
          2,860    PPG INDUSTRIES INCORPORATED                                                                              194,938
          5,403    PRAXAIR INCORPORATED                                                                                     238,542
         42,207    PROCTER & GAMBLE COMPANY                                                                               2,324,762
          3,741    ROHM & HAAS COMPANY                                                                                      165,464
         24,505    SCHERING-PLOUGH CORPORATION                                                                              511,664
          1,148    SIGMA-ALDRICH CORPORATION                                                                                 69,408
          1,822    WATSON PHARMACEUTICALS INCORPORATED+                                                                      59,780
         22,199    WYETH                                                                                                    945,455

                                                                                                                         18,922,195
                                                                                                                    ---------------

COMMUNICATIONS - 2.42%
          5,054    ALLTEL CORPORATION                                                                                       296,973
         13,242    AT&T CORPORATION                                                                                         252,393
          7,617    AVAYA INCORPORATED+                                                                                      131,012
         30,478    BELLSOUTH CORPORATION                                                                                    846,984
          2,239    CENTURYTEL INCORPORATED<<                                                                                 79,417
          9,543    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                319,595
         36,936    COMCAST CORPORATION CLASS A+                                                                           1,229,230
         18,490    NEXTEL COMMUNICATIONS INCORPORATED CLASS A+<<                                                            554,700
         30,214    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                                         134,150
         55,165    SBC COMMUNICATIONS INCORPORATED                                                                        1,421,602
         24,475    SPRINT CORPORATION-FON GROUP                                                                             608,204
          5,377    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+<<                                                         157,385
         46,072    VERIZON COMMUNICATIONS INCORPORATED                                                                    1,866,377

                                                                                                                          7,898,022
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.08%
          5,908    AMSOUTH BANCORPORATION                                                                                   153,017
         67,207    BANK OF AMERICA CORPORATION                                                                            3,158,057
         12,926    BANK OF NEW YORK COMPANY INCORPORATED                                                                    431,987
          9,190    BB&T CORPORATION                                                                                         386,439
         86,352    CITIGROUP INCORPORATED                                                                                 4,160,439
          2,837    COMERICA INCORPORATED                                                                                    173,114
          2,040    COMPASS BANCSHARES INCORPORATED                                                                           99,287
          9,339    FIFTH THIRD BANCORP                                                                                      441,548
          2,048    FIRST HORIZON NATIONAL CORPORATION                                                                        88,289
          5,094    GOLDEN WEST FINANCIAL CORPORATION                                                                        312,873
          3,845    HUNTINGTON BANCSHARES INCORPORATED                                                                        95,279
         59,275    JP MORGAN CHASE & COMPANY                                                                              2,312,318

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
          6,765    KEYCORP                                                                                          $       229,334
          1,932    M&T BANK CORPORATION                                                                                     208,347
          3,717    MARSHALL & ILSLEY CORPORATION                                                                            164,291
          7,047    MELLON FINANCIAL CORPORATION                                                                             219,232
         11,273    NATIONAL CITY CORPORATION                                                                                423,301
          7,831    NORTH FORK BANCORPORATION INCORPORATED                                                                   225,910
          3,647    NORTHERN TRUST CORPORATION                                                                               177,171
          4,702    PNC FINANCIAL SERVICES GROUP                                                                             270,083
          7,733    REGIONS FINANCIAL CORPORATION                                                                            275,217
          5,743    SOVEREIGN BANCORP INCORPORATED                                                                           129,505
          5,547    STATE STREET CORPORATION                                                                                 272,469
          6,169    SUNTRUST BANKS INCORPORATED                                                                              455,766
          5,152    SYNOVUS FINANCIAL CORPORATION                                                                            147,244
         31,067    US BANCORP                                                                                               973,018
         26,683    WACHOVIA CORPORATION                                                                                   1,403,526
         14,527    WASHINGTON MUTUAL INCORPORATED                                                                           614,202
         28,151    WELLS FARGO & COMPANY++                                                                                1,749,585
          1,491    ZIONS BANCORPORATION                                                                                     101,433

                                                                                                                         19,852,281
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.32%
          2,615    DARDEN RESTAURANTS INCORPORATED                                                                           72,540
         20,918    MCDONALD'S CORPORATION                                                                                   670,631
          1,896    WENDY'S INTERNATIONAL INCORPORATED                                                                        74,437
          4,874    YUM! BRANDS INCORPORATED<<                                                                               229,956

                                                                                                                          1,047,564
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.08%
          3,082    APOLLO GROUP INCORPORATED CLASS A+                                                                       248,748
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.94%
         10,795    AES CORPORATION+                                                                                         147,568
          2,283    ALLEGHENY ENERGY INCORPORATED+<<                                                                          44,998
          5,295    ALLIED WASTE INDUSTRIES INCORPORATED+<<                                                                   49,138
          3,241    AMEREN CORPORATION                                                                                       162,504
          6,584    AMERICAN ELECTRIC POWER COMPANY INCORPORATED<<                                                           226,095
          8,890    CALPINE CORPORATION+<<                                                                                    35,027
          5,121    CENTERPOINT ENERGY INCORPORATED<<                                                                         57,867
          3,015    CINERGY CORPORATION                                                                                      125,514
          5,581    CITIZENS COMMUNICATIONS COMPANY                                                                           76,962
          3,240    CMS ENERGY CORPORATION+<<                                                                                 33,858
          4,026    CONSOLIDATED EDISON INCORPORATED                                                                         176,138
          2,926    CONSTELLATION ENERGY GROUP INCORPORATED                                                                  127,895
          5,514    DOMINION RESOURCES INCORPORATED                                                                          373,518
          2,894    DTE ENERGY COMPANY                                                                                       124,818
         15,917    DUKE ENERGY CORPORATION<<                                                                                403,178
          6,323    DYNEGY INCORPORATED CLASS A+<<                                                                            29,212
          5,421    EDISON INTERNATIONAL                                                                                     173,635
         10,702    EL PASO CORPORATION                                                                                      111,301

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
          3,719    ENTERGY CORPORATION                                                                              $       251,367
         11,024    EXELON CORPORATION                                                                                       485,828
          5,488    FIRSTENERGY CORPORATION                                                                                  216,831
          3,088    FPL GROUP INCORPORATED<<                                                                                 230,828
          2,672    KEYSPAN CORPORATION                                                                                      105,410
          2,061    KINDER MORGAN INCORPORATED                                                                               150,721
            733    NICOR INCORPORATED                                                                                        27,077
          4,498    NISOURCE INCORPORATED                                                                                    102,464
            626    PEOPLES ENERGY CORPORATION                                                                                27,513
          6,707    PG&E CORPORATION+                                                                                        223,209
          1,523    PINNACLE WEST CAPITAL CORPORATION                                                                         67,636
          3,145    PPL CORPORATION                                                                                          167,566
          4,110    PROGRESS ENERGY INCORPORATED                                                                             185,936
          3,955    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED<<                                                           204,750
          3,883    SEMPRA ENERGY<<                                                                                          142,428
         12,307    SOUTHERN COMPANY                                                                                         412,531
          3,322    TECO ENERGY INCORPORATED<<                                                                                50,959
          3,997    TXU CORPORATION                                                                                          258,046
          9,519    WASTE MANAGEMENT INCORPORATED                                                                            284,999
          9,258    WILLIAMS COMPANIES INCORPORATED<<                                                                        150,813
          6,661    XCEL ENERGY INCORPORATED                                                                                 121,230

                                                                                                                          6,347,368
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.67%
         13,458    ADC TELECOMMUNICATIONS INCORPORATED+<<                                                                    36,068
          6,421    ADVANCED MICRO DEVICES INCORPORATED+<<                                                                   141,391
          6,194    ALTERA CORPORATION+                                                                                      128,216
          3,182    AMERICAN POWER CONVERSION CORPORATION                                                                     68,095
          6,253    ANALOG DEVICES INCORPORATED                                                                              230,861
          2,675    ANDREW CORPORATION+<<                                                                                     36,460
          5,127    APPLIED MICRO CIRCUITS CORPORATION+                                                                       21,585
          5,475    BROADCOM CORPORATION CLASS A+                                                                            176,733
          9,513    CIENA CORPORATION+                                                                                        31,773
          3,288    COMVERSE TECHNOLOGY INCORPORATED+<<                                                                       80,392
          1,527    COOPER INDUSTRIES LIMITED CLASS A                                                                        103,668
          6,983    EMERSON ELECTRIC COMPANY                                                                                 489,508
          6,486    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            119,083
        175,910    GENERAL ELECTRIC COMPANY                                                                               6,420,715
        105,208    INTEL CORPORATION                                                                                      2,460,815
         27,698    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            2,730,469
          3,352    JABIL CIRCUIT INCORPORATED+                                                                               85,744
         24,026    JDS UNIPHASE CORPORATION+<<                                                                               76,162
          3,252    KLA-TENCOR CORPORATION+<<                                                                                151,478
          1,916    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                 140,328
          5,108    LINEAR TECHNOLOGY CORPORATION                                                                            197,986
          6,404    LSI LOGIC CORPORATION+                                                                                    35,094
         73,555    LUCENT TECHNOLOGIES INCORPORATED+<<                                                                      276,567
          5,411    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                   229,372

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
          1,318    MAYTAG CORPORATION                                                                               $        27,810
         10,189    MICRON TECHNOLOGY INCORPORATED+<<                                                                        125,834
          3,135    MOLEX INCORPORATED<<                                                                                      94,050
         40,506    MOTOROLA INCORPORATED                                                                                    696,703
          5,959    NATIONAL SEMICONDUCTOR CORPORATION                                                                       106,964
          5,969    NETWORK APPLIANCE INCORPORATED+                                                                          198,290
          2,325    NOVELLUS SYSTEMS INCORPORATED+                                                                            64,844
          2,765    NVIDIA CORPORATION+                                                                                       65,143
          2,965    PMC-SIERRA INCORPORATED+<<                                                                                33,356
          1,396    POWER-ONE INCORPORATED+                                                                                   12,452
          1,539    QLOGIC CORPORATION+                                                                                       56,528
         27,272    QUALCOMM INCORPORATED                                                                                  1,156,333
          2,937    ROCKWELL COLLINS INCORPORATED                                                                            115,835
          8,671    SANMINA-SCI CORPORATION+                                                                                  73,443
          2,550    SCIENTIFIC-ATLANTA INCORPORATED                                                                           84,176
         16,154    SOLECTRON CORPORATION+                                                                                    86,101
          7,687    TELLABS INCORPORATED+                                                                                     66,031
         28,750    TEXAS INSTRUMENTS INCORPORATED                                                                           707,825
          1,105    WHIRLPOOL CORPORATION                                                                                     76,477
          5,795    XILINX INCORPORATED                                                                                      171,822

                                                                                                                         18,488,580
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.20%
          1,394    FLUOR CORPORATION                                                                                         75,987
          2,460    MOODY'S CORPORATION                                                                                      213,651
          6,292    PAYCHEX INCORPORATED                                                                                     214,431
          1,683    QUEST DIAGNOSTICS INCORPORATED                                                                           160,811

                                                                                                                            664,880
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.32%
          1,873    BALL CORPORATION                                                                                          82,374
          2,398    FORTUNE BRANDS INCORPORATED                                                                              185,078
          4,919    ILLINOIS TOOL WORKS INCORPORATED                                                                         455,893
          7,454    MASCO CORPORATION                                                                                        272,295
            957    SNAP-ON INCORPORATED                                                                                      32,882

                                                                                                                          1,028,522
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.02%
          3,931    JANUS CAPITAL GROUP INCORPORATED                                                                          66,080
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.02%
            622    ADOLPH COORS COMPANY CLASS B<<                                                                            47,067
         13,145    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                    666,846
         10,890    ARCHER-DANIELS-MIDLAND COMPANY                                                                           242,956
          6,846    CAMPBELL SOUP COMPANY                                                                                    204,627
         40,257    COCA-COLA COMPANY                                                                                      1,675,899
          7,807    COCA-COLA ENTERPRISES INCORPORATED                                                                       162,776
          8,557    CONAGRA FOODS INCORPORATED                                                                               252,004
          6,062    GENERAL MILLS INCORPORATED                                                                               301,342

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
          1,863    HERCULES INCORPORATED+                                                                           $        27,665
          4,094    HERSHEY FOODS CORPORATION                                                                                227,381
          5,812    HJ HEINZ COMPANY                                                                                         226,610
          6,870    KELLOGG COMPANY                                                                                          306,814
          2,274    MCCORMICK & COMPANY INCORPORATED                                                                          87,776
          4,161    PEPSI BOTTLING GROUP INCORPORATED<<                                                                      112,513
         28,028    PEPSICO INCORPORATED                                                                                   1,463,062
         13,058    SARA LEE CORPORATION                                                                                     315,220
          3,734    WM WRIGLEY JR COMPANY                                                                                    258,355

                                                                                                                          6,578,913
                                                                                                                    ---------------

FOOD STORES - 0.24%
          6,124    ALBERTSON'S INCORPORATED                                                                                 146,241
         12,297    KROGER COMPANY+                                                                                          215,689
          6,655    STARBUCKS CORPORATION+                                                                                   415,006

                                                                                                                            776,936
                                                                                                                    ---------------

FORESTRY - 0.08%
          3,991    WEYERHAEUSER COMPANY<<                                                                                   268,275
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.06%
          3,176    LEGGETT & PLATT INCORPORATED                                                                              90,293
          4,572    NEWELL RUBBERMAID INCORPORATED                                                                           110,597

                                                                                                                            200,890
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.57%
          1,877    BIG LOTS INCORPORATED+                                                                                    22,768
          5,452    DOLLAR GENERAL CORPORATION                                                                               113,238
          2,790    FAMILY DOLLAR STORES INCORPORATED                                                                         87,132
          2,815    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 162,679
          4,752    JC PENNEY COMPANY INCORPORATED                                                                           196,733
          4,858    MAY DEPARTMENT STORES COMPANY                                                                            142,825
          3,441    SEARS ROEBUCK & COMPANY<<                                                                                175,594
         14,899    TARGET CORPORATION                                                                                       773,705
          8,017    TJX COMPANIES INCORPORATED                                                                               201,467

                                                                                                                          1,876,141
                                                                                                                    ---------------

HEALTH SERVICES - 0.40%
          5,549    BIOGEN IDEC INCORPORATED+                                                                                369,619
          7,563    CAREMARK RX INCORPORATED+                                                                                298,209
          7,008    HCA INCORPORATED                                                                                         280,040
          4,050    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A<<                                                      92,016
          2,301    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                              114,636
          1,438    MANOR CARE INCORPORATED                                                                                   50,948
          7,764    TENET HEALTHCARE CORPORATION+<<                                                                           85,249

                                                                                                                          1,290,717
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.32%
          1,577    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                         60,778
          3,255    ARCHSTONE-SMITH TRUST                                                                                    124,666

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
          6,709    EQUITY OFFICE PROPERTIES TRUST                                                                   $       195,366
          4,704    EQUITY RESIDENTIAL<<                                                                                     170,191
          3,054    PLUM CREEK TIMBER COMPANY                                                                                117,396
          3,059    PROLOGIS                                                                                                 132,546
          3,680    SIMON PROPERTY GROUP INCORPORATED                                                                        237,986

                                                                                                                          1,038,929
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.20%
          5,007    BED BATH & BEYOND INCORPORATED+                                                                          199,429
          5,397    BEST BUY COMPANY INCORPORATED                                                                            320,690
          3,251    CIRCUIT CITY STORES INCORPORATED                                                                          50,845
          2,636    RADIO SHACK CORPORATION                                                                                   86,672

                                                                                                                            657,636
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.18%
          6,423    HILTON HOTELS CORPORATION                                                                                146,059
          3,720    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              234,286
          3,448    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                         201,363

                                                                                                                            581,708
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.75%
         12,954    3M COMPANY                                                                                             1,063,135
          3,569    AMERICAN STANDARD COMPANIES INCORPORATED+                                                                147,471
          6,689    APPLE COMPUTER INCORPORATED+                                                                             430,772
         28,256    APPLIED MATERIALS INCORPORATED+                                                                          483,178
          5,581    BAKER HUGHES INCORPORATED                                                                                238,141
          1,343    BLACK & DECKER CORPORATION                                                                               118,627
          5,677    CATERPILLAR INCORPORATED                                                                                 553,564
        109,563    CISCO SYSTEMS INCORPORATED+                                                                            2,114,566
            757    CUMMINS INCORPORATED<<                                                                                    63,429
          4,129    DEERE & COMPANY                                                                                          307,198
         41,336    DELL INCORPORATED+                                                                                     1,741,899
          3,383    DOVER CORPORATION                                                                                        141,883
         39,871    EMC CORPORATION+                                                                                         592,882
          6,218    GATEWAY INCORPORATED+                                                                                     37,370
          2,865    INGERSOLL-RAND COMPANY CLASS A                                                                           230,060
          2,147    LEXMARK INTERNATIONAL INCORPORATED+                                                                      182,495
          2,063    PALL CORPORATION                                                                                          59,724
          1,987    PARKER HANNIFIN CORPORATION                                                                              150,495
          3,837    PITNEY BOWES INCORPORATED                                                                                177,576
          1,368    STANLEY WORKS                                                                                             67,018
          4,004    SYMBOL TECHNOLOGIES INCORPORATED                                                                          69,269

                                                                                                                          8,970,752
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.49%
          4,728    ACE LIMITED                                                                                              202,122
          5,265    AON CORPORATION                                                                                          125,623
          2,652    HUMANA INCORPORATED+<<                                                                                    78,738
          2,271    JEFFERSON-PILOT CORPORATION                                                                              118,001

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE AGENTS, BROKERS & SERVICE (CONTINUED)
          8,767    MARSH & MCLENNAN COMPANIES INCORPORATED                                                          $       288,434
          4,534    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     188,615
         12,385    METLIFE INCORPORATED<<                                                                                   501,716
          4,933    UNUMPROVIDENT CORPORATION<<                                                                               88,498

                                                                                                                          1,591,747
                                                                                                                    ---------------

INSURANCE CARRIERS - 2.76%
          2,456    AETNA INCORPORATED                                                                                       306,386
          8,419    AFLAC INCORPORATED                                                                                       335,413
         11,417    ALLSTATE CORPORATION                                                                                     590,487
          1,808    AMBAC FINANCIAL GROUP INCORPORATED                                                                       148,491
         43,337    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              2,845,941
          3,187    CHUBB CORPORATION<<                                                                                      245,080
          2,233    CIGNA CORPORATION                                                                                        182,146
          2,796    CINCINNATI FINANCIAL CORPORATION                                                                         123,751
          4,887    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                           338,718
          2,905    LINCOLN NATIONAL CORPORATION                                                                             135,605
          3,086    LOEWS CORPORATION                                                                                        216,946
          2,341    MBIA INCORPORATED                                                                                        148,138
          1,610    MGIC INVESTMENT CORPORATION                                                                              110,945
          5,107    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                   209,081
          3,331    PROGRESSIVE CORPORATION                                                                                  282,602
          8,535    PRUDENTIAL FINANCIAL INCORPORATED                                                                        469,084
          2,110    SAFECO CORPORATION                                                                                       110,226
         11,139    ST. PAUL COMPANIES INCORPORATED                                                                          412,923
          1,798    TORCHMARK CORPORATION                                                                                    102,738
         10,875    UNITEDHEALTH GROUP INCORPORATED                                                                          957,326
          4,911    WELLPOINT INCORPORATED+                                                                                  564,765
          2,307    XL CAPITAL LIMITED CLASS A                                                                               179,139

                                                                                                                          9,015,931
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.05%
          3,143    COACH INCORPORATED+                                                                                      177,265
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.06%
          4,294    GEORGIA-PACIFIC CORPORATION                                                                              160,939
          1,831    LOUISIANA-PACIFIC CORPORATION                                                                             48,961

                                                                                                                            209,900
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.78%
          8,080    AGILENT TECHNOLOGIES INCORPORATED+                                                                       194,728
          2,184    ALLERGAN INCORPORATED                                                                                    177,057
          3,261    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP<<                                                            68,188
            889    BAUSCH & LOMB INCORPORATED                                                                                57,305
         10,257    BAXTER INTERNATIONAL INCORPORATED                                                                        354,277
          4,214    BECTON DICKINSON & COMPANY                                                                               239,355
          4,212    BIOMET INCORPORATED                                                                                      182,759
         14,051    BOSTON SCIENTIFIC CORPORATION+                                                                           499,513
          1,741    C.R. BARD INCORPORATED                                                                                   111,389
          5,135    DANAHER CORPORATION                                                                                      294,800

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
          4,770    EASTMAN KODAK COMPANY                                                                            $       153,832
          1,951    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                                          121,703
          5,300    GUIDANT CORPORATION                                                                                      382,130
         20,112    MEDTRONIC INCORPORATED                                                                                   998,963
            827    MILLIPORE CORPORATION                                                                                     41,193
          2,131    PERKINELMER INCORPORATED                                                                                  47,926
          7,521    RAYTHEON COMPANY                                                                                         292,040
          3,064    ROCKWELL AUTOMATION INCORPORATED                                                                         151,821
          5,949    ST. JUDE MEDICAL INCORPORATED+                                                                           249,442
          6,689    STRYKER CORPORATION                                                                                      322,744
          1,497    TEKTRONIX INCORPORATED                                                                                    45,224
          3,231    TERADYNE INCORPORATED+<<                                                                                  55,153
          2,661    THERMO ELECTRON CORPORATION+                                                                              80,336
          2,010    WATERS CORPORATION+                                                                                       94,048
         15,866    XEROX CORPORATION+<<                                                                                     269,881
          4,081    ZIMMER HOLDINGS INCORPORATED+                                                                            326,970

                                                                                                                          5,812,777
                                                                                                                    ---------------

METAL MINING - 0.18%
          2,970    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                      113,543
          7,386    NEWMONT MINING CORPORATION                                                                               328,012
          1,588    PHELPS DODGE CORPORATION<<                                                                               157,085

                                                                                                                            598,640
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
          1,703    VULCAN MATERIALS COMPANY                                                                                  93,001
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.83%
          2,527    EATON CORPORATION                                                                                        182,854
          2,945    HASBRO INCORPORATED<<                                                                                     57,074
         50,248    HEWLETT-PACKARD COMPANY                                                                                1,053,701
          1,536    ITT INDUSTRIES INCORPORATED                                                                              129,715
         49,380    JOHNSON & JOHNSON                                                                                      3,131,680
          6,904    MATTEL INCORPORATED                                                                                      134,559
          2,420    TIFFANY & COMPANY                                                                                         77,367
         33,471    TYCO INTERNATIONAL LIMITED                                                                             1,196,253

                                                                                                                          5,963,203
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.72%
          7,804    COSTCO WHOLESALE CORPORATION                                                                             377,792
          6,656    CVS CORPORATION                                                                                          299,986
          1,366    DILLARDS INCORPORATED CLASS A                                                                             36,704
          1,264    EXPRESS SCRIPTS INCORPORATED+                                                                             96,620
          5,198    OFFICE DEPOT INCORPORATED+                                                                                90,237
          8,284    STAPLES INCORPORATED                                                                                     279,254
          3,578    TOYS R US INCORPORATED+                                                                                   73,242
         70,464    WAL-MART STORES INCORPORATED                                                                           3,721,909
         17,004    WALGREEN COMPANY                                                                                         652,443

                                                                                                                          5,628,187
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 0.99%
         43,472    NEWS CORPORATION CLASS A                                                                         $       811,188
         76,212    TIME WARNER INCORPORATED+                                                                              1,481,561
         33,998    WALT DISNEY COMPANY                                                                                      945,144

                                                                                                                          3,237,893
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.49%
         18,648    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             1,593,658
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.56%
         20,885    AMERICAN EXPRESS COMPANY                                                                               1,177,287
          4,038    CAPITAL ONE FINANCIAL CORPORATION                                                                        340,040
          3,497    CIT GROUP INCORPORATED                                                                                   160,233
          9,657    COUNTRYWIDE FINANCIAL CORPORATION                                                                        357,406
         16,104    FANNIE MAE<<                                                                                           1,146,766
         11,473    FREDDIE MAC                                                                                              845,560
         21,259    MBNA CORPORATION                                                                                         599,291
          4,877    PROVIDIAN FINANCIAL CORPORATION+                                                                          80,324
          7,151    SLM CORPORATION                                                                                          381,792

                                                                                                                          5,088,699
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.14%
          4,115    ANADARKO PETROLEUM CORPORATION                                                                           266,693
          5,432    APACHE CORPORATION                                                                                       274,696
          2,687    BJ SERVICES COMPANY                                                                                      125,053
          6,514    BURLINGTON RESOURCES INCORPORATED                                                                        283,359
          8,086    DEVON ENERGY CORPORATION                                                                                 314,707
          1,972    EOG RESOURCES INCORPORATED<<                                                                             140,722
          7,354    HALLIBURTON COMPANY                                                                                      288,571
          2,524    KERR-MCGEE CORPORATION                                                                                   145,862
          2,487    NABORS INDUSTRIES LIMITED+<<                                                                             127,558
          2,252    NOBLE CORPORATION+                                                                                       112,015
          6,567    OCCIDENTAL PETROLEUM CORPORATION                                                                         383,250
          1,784    ROWAN COMPANIES INCORPORATED+                                                                             46,206
          9,796    SCHLUMBERGER LIMITED<<                                                                                   655,842
          5,350    TRANSOCEAN INCORPORATED+                                                                                 226,787
          4,379    UNOCAL CORPORATION                                                                                       189,348
          4,332    XTO ENERGY INCORPORATED                                                                                  153,266

                                                                                                                          3,733,935
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.37%
          1,779    BEMIS COMPANY INCORPORATED                                                                                51,751
          8,096    INTERNATIONAL PAPER COMPANY                                                                              340,032
          8,115    KIMBERLY-CLARK CORPORATION                                                                               534,048
          3,371    MEADWESTVACO CORPORATION                                                                                 114,243
          1,555    OFFICEMAX INCORPORATED                                                                                    48,796
          2,469    PACTIV CORPORATION+<<                                                                                     62,441
            931    TEMPLE-INLAND INCORPORATED                                                                                63,681

                                                                                                                          1,214,992
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.08%
          2,856    CINTAS CORPORATION                                                                               $       125,264
          2,740    H & R BLOCK INCORPORATED                                                                                 134,260

                                                                                                                            259,524
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.77%
          1,525    AMERADA HESS CORPORATION<<                                                                               125,630
          1,182    ASHLAND INCORPORATED                                                                                      69,005
         35,251    CHEVRONTEXACO CORPORATION                                                                              1,851,030
         11,484    CONOCOPHILLIPS                                                                                           997,156
        107,343    EXXONMOBIL CORPORATION                                                                                 5,502,402
          5,766    MARATHON OIL CORPORATION                                                                                 216,859
          1,216    SUNOCO INCORPORATED                                                                                       99,359
          4,270    VALERO ENERGY CORPORATION                                                                                193,858

                                                                                                                          9,055,299
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.24%
         14,483    ALCOA INCORPORATED                                                                                       455,056
          1,589    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                       34,433
          2,034    ENGELHARD CORPORATION                                                                                     62,383
          2,647    NUCOR CORPORATION                                                                                        138,544
          1,891    UNITED STATES STEEL CORPORATION<<                                                                         96,914

                                                                                                                            787,330
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.71%
          1,363    DOW JONES & COMPANY INCORPORATED                                                                          58,691
          4,247    GANNETT COMPANY INCORPORATED                                                                             346,980
          1,281    KNIGHT-RIDDER INCORPORATED                                                                                85,750
          3,159    MCGRAW-HILL COMPANIES INCORPORATED                                                                       289,175
            831    MEREDITH CORPORATION                                                                                      45,040
          2,413    NEW YORK TIMES COMPANY CLASS A<<                                                                          98,451
          3,653    RR DONNELLEY & SONS COMPANY                                                                              128,914
          5,286    TRIBUNE COMPANY                                                                                          222,752
         28,370    VIACOM INCORPORATED CLASS B                                                                            1,032,384

                                                                                                                          2,308,137
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.30%
          6,254    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                 295,876
          3,574    CSX CORPORATION                                                                                          143,246
          6,589    NORFOLK SOUTHERN CORPORATION                                                                             238,456
          4,319    UNION PACIFIC CORPORATION                                                                                290,453

                                                                                                                            968,031
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.18%
          1,245    COOPER TIRE & RUBBER COMPANY<<                                                                            26,830
          2,918    GOODYEAR TIRE & RUBBER COMPANY<<                                                                          42,778
          4,367    NIKE INCORPORATED CLASS B                                                                                396,043
            967    REEBOK INTERNATIONAL LIMITED<<                                                                            42,548
          1,390    SEALED AIR CORPORATION+<<                                                                                 74,045

                                                                                                                            582,244
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.28%
          1,717    BEAR STEARNS COMPANIES INCORPORATED                                                              $       175,666
         22,412    CHARLES SCHWAB CORPORATION                                                                               268,048
          6,188    E*TRADE FINANCIAL CORPORATION+                                                                            92,511
          1,787    FEDERATED INVESTORS INCORPORATED CLASS B                                                                  54,325
          4,149    FRANKLIN RESOURCES INCORPORATED                                                                          288,978
          8,056    GOLDMAN SACHS GROUP INCORPORATED                                                                         838,146
          4,482    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                    392,085
         15,497    MERRILL LYNCH & COMPANY INCORPORATED                                                                     926,256
         18,212    MORGAN STANLEY                                                                                         1,011,130
          2,132    T ROWE PRICE GROUP INCORPORATED                                                                          132,610

                                                                                                                          4,179,755
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.08%
         23,331    CORNING INCORPORATED+                                                                                    274,606
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.74%
         34,152    ALTRIA GROUP INCORPORATED                                                                              2,086,687
          2,455    REYNOLDS AMERICAN INCORPORATED<<                                                                         192,963
          2,749    UST INCORPORATED                                                                                         132,255

                                                                                                                          2,411,905
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.22%
          2,153    DELTA AIR LINES INCORPORATED<<                                                                            16,104
          5,001    FEDEX CORPORATION                                                                                        492,549
         12,971    SOUTHWEST AIRLINES COMPANY                                                                               211,168

                                                                                                                            719,821
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.65%
         13,970    BOEING COMPANY                                                                                           723,227
          1,600    BRUNSWICK CORPORATION                                                                                     79,200
          2,492    DANA CORPORATION                                                                                          43,186
          9,337    DELPHI CORPORATION                                                                                        84,220
         30,443    FORD MOTOR COMPANY<<                                                                                     445,686
          3,332    GENERAL DYNAMICS CORPORATION                                                                             348,527
          9,398    GENERAL MOTORS CORPORATION<<                                                                             376,484
          2,905    GENUINE PARTS COMPANY                                                                                    127,994
          1,978    GOODRICH CORPORATION                                                                                      64,562
          4,888    HARLEY-DAVIDSON INCORPORATED<<                                                                           296,946
         14,312    HONEYWELL INTERNATIONAL INCORPORATED                                                                     506,788
          3,167    JOHNSON CONTROLS INCORPORATED                                                                            200,915
          7,365    LOCKHEED MARTIN CORPORATION                                                                              409,126
          1,161    NAVISTAR INTERNATIONAL CORPORATION+                                                                       51,061
          6,126    NORTHROP GRUMMAN CORPORATION                                                                             333,009
          2,890    PACCAR INCORPORATED                                                                                      232,587
          2,288    TEXTRON INCORPORATED                                                                                     168,854
          8,503    UNITED TECHNOLOGIES CORPORATION                                                                          878,785

                                                                                                                          5,371,157
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION SERVICES - 0.02%
          2,254    SABRE HOLDINGS CORPORATION                                                                       $        49,949
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.19%
         10,537    CARNIVAL CORPORATION<<                                                                                   607,247
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.43%
          1,749    AMERISOURCE-BERGEN CORPORATION                                                                           102,631
          2,026    BROWN-FORMAN CORPORATION CLASS B                                                                          98,626
          7,189    CARDINAL HEALTH INCORPORATED                                                                             418,040
          4,890    MCKESSON CORPORATION                                                                                     153,840
          7,445    SAFEWAY INCORPORATED+                                                                                    146,964
          2,233    SUPERVALU INCORPORATED                                                                                    77,083
         10,645    SYSCO CORPORATION                                                                                        406,320
                                                                                                                          1,403,504
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.04%
          2,155    VISTEON CORPORATION                                                                                       21,054
          1,498    W.W. GRAINGER INCORPORATED                                                                                99,797

                                                                                                                            120,851
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $190,912,834)                                                                                  187,985,720
                                                                                                                    ---------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE
US TREASURY SECURITIES - 35.81%

US TREASURY BONDS - 35.81%
$     5,346,000    US TREASURY BOND<<                                                 7.63%           02/15/2025          7,240,280
      6,341,000    US TREASURY BOND<<                                                 6.88            08/15/2025          7,986,933
      7,885,000    US TREASURY BOND<<                                                 6.00            02/15/2026          9,032,331
      4,860,000    US TREASURY BOND<<                                                 6.75            08/15/2026          6,062,092
      6,170,000    US TREASURY BOND<<                                                 6.50            11/15/2026          7,495,828
      5,428,000    US TREASURY BOND<<                                                 6.63            02/15/2027          6,690,645
      5,104,000    US TREASURY BOND<<                                                 6.38            08/15/2027          6,128,786
     12,612,000    US TREASURY BOND<<                                                 6.13            11/15/2027         14,729,933
      6,757,000    US TREASURY BOND<<                                                 5.50            08/15/2028          7,313,399
      6,306,000    US TREASURY BOND<<                                                 5.25            11/15/2028          6,609,476
      6,538,000    US TREASURY BOND<<                                                 5.25            02/15/2029          6,858,258
      6,422,000    US TREASURY BOND<<                                                 6.13            08/15/2029          7,539,826
     10,232,000    US TREASURY BOND<<                                                 6.25            05/15/2030         12,233,236
     10,135,000    US TREASURY BOND<<                                                 5.38            02/15/2031         10,959,259

                                                                                                                        116,880,282
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $109,614,629)                                                                        116,880,282
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 38.79%

COLLATERAL INVESTED IN MONEY MARKET FUNDS 0.07%
        171,396    FEDERATED INVESTORS PRIME OBLIGATIONS FUND                                                               171,396
         65,406    SHORT TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO                                                    65,406
                                                                                                                    ---------------

                                                                                                                            236,802

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER SHORT-TERM ASSETS 38.72%
      4,999,995    ATLANTIC ASSET SECURITIES COMMERCIAL PAPER^                        2.28%           01/05/2005    $     4,999,344
      5,999,994    CEDAR SPRING CAPITAL COMPANY COMMERCIAL PAPER^                     2.35            01/28/2005          5,990,514
      5,399,995    CORPORATION ASSET SECURITIES AUSTRALIA LIMITED COMMERCIAL PAPER^   2.00            01/13/2005          5,396,701
      4,999,995    LEGACY CAPITAL CORPORATION COMMERCIAL PAPER^                       2.36            01/26/2005          4,992,695
      5,999,994    VARIABLE FUNDING CAPITAL CORPORATION COMMERCIAL PAPER^             2.23            01/03/2005          5,999,994
     47,999,952    DEUTSCHE BANK A1/P1 MONEY MARKET REPURCHASE AGREEMENT              2.30            01/03/2005         47,999,952
     50,999,949    BEAR STEARNS & COMPANY AGENCY MORTGAGE REPURCHASE AGREEMENT        2.28            01/03/2005         50,999,949

                                                                                                                        126,379,149
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $126,615,951)                                                           126,615,951
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 6.25%

MUTUAL FUND - 4.36%
     14,232,898    WELLS FARGO MONEY MARKET TRUST~++                                                                     14,232,898
                                                                                                                    ---------------

US TREASURY BILLS - 1.89%
        170,000    US TREASURY BILL^#                                                 1.68            02/10/2005            169,624
        110,000    US TREASURY BILL^#                                                 1.80            02/10/2005            109,757
         50,000    US TREASURY BILL^#                                                 1.95            04/07/2005             49,707
        110,000    US TREASURY BILL^#                                                 1.99            04/07/2005            109,356
      5,750,000    US TREASURY BILL^#                                                 2.24            05/12/2005          5,700,550
         20,000    US TREASURY BILL^#                                                 2.31            05/12/2005             19,828

                                                                                                                          6,158,822
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $20,395,246)                                                                          20,391,720
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $447,538,660)*                        138.45%                                                                 $   451,873,673

OTHER ASSETS AND LIABILITIES, NET           (38.45)                                                                    (125,499,997)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   326,373,676
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,485,759.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $5,076,850. THE TOTAL COLLATERAL RECEIVED REPRESENTS 100.90% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $448,964,387 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $  39,670,433
       GROSS UNREALIZED DEPRECIATION                    (36,761,147)
                                                      -------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $   2,909,286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 98.81%

BUSINESS SERVICES - 1.47%
         66,200    MICROSOFT CORPORATION                                                                            $     1,768,202
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.59%
         26,850    ABBOTT LABORATORIES                                                                                    1,252,552
         24,660    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,429,540
         48,390    DU PONT (E.I.) DE NEMOURS & COMPANY                                                                    2,373,530
          2,525    HOSPIRA INCORPORATED+                                                                                     84,588
         12,060    MERCK & COMPANY INCORPORATED                                                                             387,608
         48,655    PFIZER INCORPORATED                                                                                    1,308,333
         47,740    PROCTER & GAMBLE COMPANY                                                                               2,629,519
         59,869    ROHM & HAAS COMPANY                                                                                    2,648,006
         14,300    WYETH                                                                                                    609,037

                                                                                                                         12,722,713
                                                                                                                    ---------------

COMMUNICATIONS - 3.33%
          2,179    AT&T CORPORATION                                                                                          41,532
         30,150    SBC COMMUNICATIONS INCORPORATED                                                                          776,965
         78,449    VERIZON COMMUNICATIONS INCORPORATED                                                                    3,177,969

                                                                                                                          3,996,466
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 13.57%
         55,220    BANK OF AMERICA CORPORATION                                                                            2,594,788
         69,615    CITIGROUP INCORPORATED                                                                                 3,354,050
        104,170    JP MORGAN CHASE & COMPANY                                                                              4,063,672
        138,050    US BANCORP                                                                                             4,323,726
         37,450    WACHOVIA CORPORATION                                                                                   1,969,870

                                                                                                                         16,306,106
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.94%
        110,200    MCDONALD'S CORPORATION                                                                                 3,533,012
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.81%
          3,420    DOMINION RESOURCES INCORPORATED                                                                          231,671
         13,522    FIRSTENERGY CORPORATION                                                                                  534,254
         16,800    FPL GROUP INCORPORATED                                                                                 1,255,800
         49,330    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           2,553,814

                                                                                                                          4,575,539
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.74%
         60,670    EMERSON ELECTRIC COMPANY                                                                               4,252,967
          6,426    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            117,981
        130,680    GENERAL ELECTRIC COMPANY                                                                               4,769,820
         28,790    INTEL CORPORATION                                                                                        673,398
         35,190    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,469,030
         58,200    MOTOROLA INCORPORATED                                                                                  1,001,040
         65,350    NOKIA OYJ ADR                                                                                          1,024,035

                                                                                                                         15,308,271
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.47%
         54,020    FORTUNE BRANDS INCORPORATED                                                                      $     4,169,264
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 5.86%
         77,740    PEPSICO INCORPORATED                                                                                   4,058,028
        123,250    SARA LEE CORPORATION                                                                                   2,975,255

                                                                                                                          7,033,283
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 4.86%
         72,437    MAY DEPARTMENT STORES COMPANY                                                                          2,129,648
         71,440    TARGET CORPORATION                                                                                     3,709,879

                                                                                                                          5,839,527
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.39%
         35,014    3M COMPANY                                                                                             2,873,599
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.19%
         35,330    METLIFE INCORPORATED                                                                                   1,431,218
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.53%
          7,830    AEGON NV                                                                                                 107,349
         29,950    ALLSTATE CORPORATION                                                                                   1,549,014
         39,288    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              2,580,043
         65,050    ST. PAUL COMPANIES INCORPORATED                                                                        2,411,404

                                                                                                                          6,647,810
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.70%
         18,000    BAXTER INTERNATIONAL INCORPORATED                                                                        621,720
         24,965    BECTON DICKINSON & COMPANY                                                                             1,418,012

                                                                                                                          2,039,732
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 4.52%
        176,500    HEWLETT-PACKARD COMPANY                                                                                3,701,205
         27,145    JOHNSON & JOHNSON                                                                                      1,721,536

                                                                                                                          5,422,741
                                                                                                                    ---------------

MOTION PICTURES - 1.37%
         59,350    WALT DISNEY COMPANY                                                                                    1,649,930
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.81%
         59,870    AMERICAN EXPRESS COMPANY                                                                               3,374,872
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.02%
         18,350    KIMBERLY-CLARK CORPORATION                                                                             1,207,613
            556    NEENAH PAPER INCORPORATED+                                                                                18,126

                                                                                                                          1,225,739
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 10.49%
         28,709    BP PLC ADR                                                                                       $     1,676,606
         60,450    CHEVRONTEXACO CORPORATION                                                                              3,174,229
         20,200    CONOCOPHILLIPS                                                                                         1,753,966
         98,514    EXXONMOBIL CORPORATION                                                                                 5,049,828
         16,460    ROYAL DUTCH PETROLEUM COMPANY                                                                            944,475

                                                                                                                         12,599,104
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.32%
         28,585    MORGAN STANLEY                                                                                         1,587,039
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.74%
         34,270    ALTRIA GROUP INCORPORATED                                                                              2,093,897
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.09%
         70,933    HONEYWELL INTERNATIONAL INCORPORATED                                                                   2,511,737
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $100,442,993)                                                                                  118,709,801
                                                                                                                    ---------------

WARRANTS - 0.00%
          1,415    LUCENT TECHNOLOGIES INCORPORATED (EXPIRE ON DECEMBER 10, 2007)+                                            2,236

TOTAL WARRANTS (COST $2,250)                                                                                                  2,236
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.04%
      1,244,242    WELLS FARGO MONEY MARKET TRUST~++                                                                      1,244,242

TOTAL SHORT-TERM INVESTMENTS (COST $1,244,242)                                                                            1,244,242
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $101,689,485)*                         99.85%                                                                 $   119,956,279

OTHER ASSETS AND LIABILITIES, NET             0.15                                                                          181,838
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $   120,138,117
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,244,242.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $101,759,101 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                   $ 21,092,342
       GROSS UNREALIZED DEPRECIATION                     (2,895,164)
                                                       ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)      $ 18,197,178

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 99.81%

BUSINESS SERVICES - 1.51%
              6    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                   $           186
         17,095    MICROSOFT CORPORATION                                                                                    456,608

                                                                                                                            456,794
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.68%
          6,900    ABBOTT LABORATORIES                                                                                      321,885
          6,270    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    363,472
         12,270    DU PONT (E.I.) DE NEMOURS & COMPANY                                                                      601,843
            720    HOSPIRA INCORPORATED+                                                                                     24,120
          3,090    MERCK & COMPANY INCORPORATED                                                                              99,313
         12,390    PFIZER INCORPORATED                                                                                      333,167
         12,050    PROCTER & GAMBLE COMPANY                                                                                 663,714
         15,200    ROHM & HAAS COMPANY                                                                                      672,296
          3,635    WYETH                                                                                                    154,815

                                                                                                                          3,234,625
                                                                                                                    ---------------

COMMUNICATIONS - 3.35%
            450    AT&T CORPORATION                                                                                           8,577
          7,675    SBC COMMUNICATIONS INCORPORATED                                                                          197,785
         19,910    VERIZON COMMUNICATIONS INCORPORATED                                                                      806,554

                                                                                                                          1,012,916
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 13.69%
         13,990    BANK OF AMERICA CORPORATION                                                                              657,390
         17,670    CITIGROUP INCORPORATED                                                                                   851,341
         26,495    JP MORGAN CHASE & COMPANY                                                                              1,033,570
         35,050    US BANCORP                                                                                             1,097,766
          9,610    WACHOVIA CORPORATION                                                                                     505,486

                                                                                                                          4,145,553
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.97%
         28,050    MCDONALD'S CORPORATION                                                                                   899,283
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.83%
            450    DOMINION RESOURCES INCORPORATED                                                                           30,483
          3,400    FIRSTENERGY CORPORATION                                                                                  134,334
          4,350    FPL GROUP INCORPORATED                                                                                   325,162
         12,950    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             670,422

                                                                                                                          1,160,401
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.84%
         15,450    EMERSON ELECTRIC COMPANY                                                                         $     1,083,045
          1,650    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                             30,294
         33,245    GENERAL ELECTRIC COMPANY                                                                               1,213,443
          7,465    INTEL CORPORATION                                                                                        174,606
          8,855    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                              872,926
         14,750    MOTOROLA INCORPORATED                                                                                    253,700
         16,660    NOKIA OYJ ADR                                                                                            261,062

                                                                                                                          3,889,076
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.50%
         13,745    FORTUNE BRANDS INCORPORATED                                                                            1,060,839
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 5.90%
         19,750    PEPSICO INCORPORATED                                                                                   1,030,950
         31,350    SARA LEE CORPORATION                                                                                     756,789

                                                                                                                          1,787,739
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 4.93%
         18,360    MAY DEPARTMENT STORES COMPANY                                                                            539,784
         18,378    TARGET CORPORATION                                                                                       954,370

                                                                                                                          1,494,154
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.43%
          8,950    3M COMPANY                                                                                               734,526
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.21%
          9,050    METLIFE INCORPORATED                                                                                     366,615
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.60%
          2,024    AEGON NV                                                                                                  27,749
          7,700    ALLSTATE CORPORATION                                                                                     398,244
         10,068    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                661,166
         16,460    ST. PAUL COMPANIES INCORPORATED                                                                          610,172

                                                                                                                          1,697,331
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.72%
          4,600    BAXTER INTERNATIONAL INCORPORATED                                                                        158,884
          6,363    BECTON DICKINSON & COMPANY                                                                               361,418

                                                                                                                            520,302
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 4.55%
         44,850    HEWLETT-PACKARD COMPANY                                                                                  940,505
          6,910    JOHNSON & JOHNSON                                                                                        438,232

                                                                                                                          1,378,737
                                                                                                                    ---------------

MOTION PICTURES - 1.39%
         15,150    WALT DISNEY COMPANY                                                                                      421,170
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.84%
         15,250    AMERICAN EXPRESS COMPANY                                                                                 859,642
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS - 1.04%
          4,700    KIMBERLY-CLARK CORPORATION                                                                       $       309,307
            142    NEENAH PAPER INCORPORATED+                                                                                 4,629

                                                                                                                            313,936
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 10.58%
          7,365    BP PLC ADR                                                                                               430,116
         15,380    CHEVRONTEXACO CORPORATION                                                                                807,604
          5,150    CONOCOPHILLIPS                                                                                           447,174
         25,004    EXXONMOBIL CORPORATION                                                                                 1,281,705
          4,160    ROYAL DUTCH PETROLEUM COMPANY                                                                            238,701

                                                                                                                          3,205,300
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.33%
          7,270    MORGAN STANLEY                                                                                           403,630
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.81%
          8,950    ALTRIA GROUP INCORPORATED                                                                                546,845
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.11%
         18,050    HONEYWELL INTERNATIONAL INCORPORATED                                                                     639,151
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $25,866,266)                                                                                    30,228,565
                                                                                                                    ---------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE
SHORT-TERM INVESTMENTS - 0.04%

REPURCHASE AGREEMENTS - 0.04%
$        12,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US
                   GOVERNMENT SECURITIES (MATURITY VALUE $12,002)                     1.52%           01/03/2005             12,000
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $12,000)                                                                                  12,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $25,878,266)*                          99.85%                                                                 $    30,240,565

OTHER ASSETS AND LIABILITIES, NET             0.15                                                                           46,119
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $    30,286,684
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $25,970,245 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                   $ 4,941,027
       GROSS UNREALIZED DEPRECIATION                      (670,707)
                                                       -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)      $ 4,270,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 98.68%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.29%
          9,290    HOME DEPOT INCORPORATED                                                                          $       397,055
          8,210    LOWE'S COMPANIES INCORPORATED                                                                            472,814

                                                                                                                            869,869
                                                                                                                    ---------------

BUSINESS SERVICES - 15.46%
         11,580    ADOBE SYSTEMS INCORPORATED                                                                               726,529
         10,510    AUTODESK INCORPORATED                                                                                    398,855
              7    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                               218
         14,780    EBAY INCORPORATED+                                                                                     1,718,618
         12,810    ELECTRONIC ARTS INCORPORATED+                                                                            790,121
         41,846    MICROSOFT CORPORATION                                                                                  1,117,707
         15,120    SYMANTEC CORPORATION+                                                                                    389,491
         19,680    YAHOO! INCORPORATED+                                                                                     741,542

                                                                                                                          5,883,081
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 8.03%
         11,340    AMGEN INCORPORATED+                                                                                      727,461
         11,110    GENENTECH INCORPORATED+                                                                                  604,829
         19,350    GILEAD SCIENCES INCORPORATED+                                                                            677,057
         13,280    PROCTER & GAMBLE COMPANY                                                                                 731,462
         10,590    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                               316,217

                                                                                                                          3,057,026
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.00%
              1    CITIGROUP INCORPORATED                                                                                        48
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.74%
         23,350    GENERAL ELECTRIC COMPANY                                                                                 852,275
         30,790    INTEL CORPORATION                                                                                        720,178
         11,920    LINEAR TECHNOLOGY CORPORATION                                                                            462,019
          9,780    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                   414,574
          8,650    MOLEX INCORPORATED                                                                                       259,500
         13,270    NETWORK APPLIANCE INCORPORATED+                                                                          440,830
         31,090    QUALCOMM INCORPORATED                                                                                  1,318,216

                                                                                                                          4,467,592
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.94%
          4,720    MOODY'S CORPORATION                                                                                      409,932
          9,590    PAYCHEX INCORPORATED                                                                                     326,827

                                                                                                                            736,759
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.89%
          7,740    ILLINOIS TOOL WORKS INCORPORATED                                                                         717,343
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.62%
         10,750    PEPSICO INCORPORATED                                                                                     561,150
          6,320    WM WRIGLEY JR COMPANY                                                                                    437,281

                                                                                                                            998,431
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD STORES - 3.97%
         24,220    STARBUCKS CORPORATION+                                                                           $     1,510,359
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.46%
         18,060    TARGET CORPORATION                                                                                       937,856
                                                                                                                    ---------------

HEALTH SERVICES - 2.96%
          5,670    BIOGEN IDEC INCORPORATED+                                                                                377,678
         18,990    CAREMARK RX INCORPORATED+                                                                                748,776

                                                                                                                          1,126,454
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.85%
          4,010    ALCON INCORPORATED                                                                                       323,206
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.41%
          9,050    BEST BUY COMPANY INCORPORATED                                                                            537,751
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 12.31%
          8,470    3M COMPANY                                                                                               695,133
         19,060    APPLE COMPUTER INCORPORATED+                                                                           1,227,464
          3,980    BAKER HUGHES INCORPORATED                                                                                169,826
         33,027    CISCO SYSTEMS INCORPORATED+                                                                              637,421
         26,636    DELL INCORPORATED+                                                                                     1,122,441
         37,400    EMC CORPORATION+                                                                                         556,138
          6,370    VARIAN MEDICAL SYSTEMS INCORPORATED+                                                                     275,439

                                                                                                                          4,683,862
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.36%
          8,480    UNITEDHEALTH GROUP INCORPORATED                                                                          746,494
          4,640    WELLPOINT INCORPORATED+                                                                                  533,600

                                                                                                                          1,280,094
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.65%
          9,930    BOSTON SCIENTIFIC CORPORATION+                                                                           353,012
         14,920    DANAHER CORPORATION                                                                                      856,557
          6,650    GUIDANT CORPORATION                                                                                      479,465
         10,630    MEDTRONIC INCORPORATED                                                                                   527,992
         16,880    ST. JUDE MEDICAL INCORPORATED+                                                                           707,778
          8,380    STRYKER CORPORATION                                                                                      404,335
          9,040    ZIMMER HOLDINGS INCORPORATED+                                                                            724,285

                                                                                                                          4,053,424
                                                                                                                    ---------------

METAL MINING - 0.77%
          6,570    NEWMONT MINING CORPORATION                                                                               291,774
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.91%
         11,480    JOHNSON & JOHNSON                                                                                        728,062
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.58%
         13,750    WAL-MART STORES INCORPORATED                                                                             726,275
         16,550    WALGREEN COMPANY                                                                                         635,024

                                                                                                                          1,361,299
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.03%
         13,710    AMERICAN EXPRESS COMPANY                                                                         $       772,833
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.98%
         11,838    APACHE CORPORATION                                                                                       598,648
          3,310    BJ SERVICES COMPANY                                                                                      154,047

                                                                                                                            752,695
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.50%
         16,140    SUNCOR ENERGY INCORPORATED                                                                               571,356
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.01%
          6,810    GOLDMAN SACHS GROUP INCORPORATED                                                                         708,512
          7,010    T ROWE PRICE GROUP INCORPORATED                                                                          436,022

                                                                                                                          1,144,534
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.96%
          7,580    FEDEX CORPORATION                                                                                        746,554
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $29,822,252)                                                                                    37,552,262
                                                                                                                    ---------------

WARRANTS - 0.00%
            899    LUCENT TECHNOLOGIES INCORPORATED (EXPIRE ON DECEMBER 10, 2007)+                                            1,420

TOTAL WARRANTS (COST $1,430)                                                                                                  1,420
                                                                                                                    ---------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE
REPURCHASE AGREEMENTS - 1.52%
$       577,000    GOLDMAN SACHS & COMPANY  - 102%
                   COLLATERALIZED BY US GOVERNMENT SECURITIES
                   (MATURITY VALUE $577,072)                                          1.52%           01/03/2005            577,000

TOTAL REPURCHASE AGREEMENTS (COST $577,000)                                                                                 577,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $30,400,682)*                         100.20%                                                                 $    38,130,682

OTHER ASSETS AND LIABILITIES, NET            (0.20)                                                                         (76,122)
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $    38,054,560
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $30,470,801 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                    $ 7,995,041
       GROSS UNREALIZED DEPRECIATION                       (335,160)
                                                        -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)       $ 7,659,881

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 99.68%

AUSTRALIA - 0.70%
         19,000    WESTFIELD GROUP (DEPOSITORY INSTITUTIONS)+                                                       $       244,710
                                                                                                                    ---------------

BELGIUM - 1.39%
         17,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         486,829
                                                                                                                    ---------------

DENMARK - 2.06%
         11,200    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                343,313
          6,932    NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   378,739

                                                                                                                            722,052
                                                                                                                    ---------------

FINLAND - 0.79%
          8,700    TIETOENATOR OYJ (BUSINESS SERVICES)                                                                      276,716
                                                                                                                    ---------------

FRANCE - 11.54%
         18,200    ALCATEL SA (COMMUNICATIONS)+                                                                             283,254
         13,600    AXA (INSURANCE CARRIERS)                                                                                 336,072
          8,600    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   397,445
          3,800    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      366,726
          2,100    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                    175,690
          8,100    SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)+                                                      647,383
         11,800    SODEXHO ALLIANCE SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     357,031
          6,000    TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                      659,040
          2,681    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                360,042
         14,500    VIVENDI UNIVERSAL SA (COMMUNICATIONS)+                                                                   462,967

                                                                                                                          4,045,650
                                                                                                                    ---------------

GERMANY - 5.03%
          6,100    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)+                            275,275
          3,200    CELESIO AG (CHEMICALS & ALLIED PRODUCTS)                                                                 260,280
         23,000    DEUTSCHE TELEKOM AG (COMMUNICATIONS)+                                                                    520,525
          4,600    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              370,214
          1,900    SAP AG (BUSINESS SERVICES)                                                                               339,350

                                                                                                                          1,765,644
                                                                                                                    ---------------

GREECE - 1.03%
         18,000    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                        361,125
                                                                                                                    ---------------

HONG KONG - 3.93%
         40,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               398,832
         99,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                        335,617
        594,000    CHINA PETROLEUM AND CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       244,548
         25,560    SUNG HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                           255,676
         31,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          143,978

                                                                                                                          1,378,651
                                                                                                                    ---------------

HUNGARY - 0.75%
          4,300    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   262,300
                                                                                                                    ---------------

INDIA - 0.51%
          9,000    DOCTOR REDDY'S LABORATORIES LIMITED ADR (HEALTH SERVICES)                                                178,470
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ISRAEL - 0.88%
         10,400    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                         $       310,544
                                                                                                                    ---------------

ITALY - 4.73%
         13,607    ENI SPA (OIL & GAS EXTRACTION)                                                                           340,684
         33,500    MEDIASET SPA (COMMUNICATIONS)                                                                            424,840
         19,000    SANPAOLO IMI SPA (DEPOSITORY INSTITUTIONS)                                                               273,753
         25,000    TELECOMM ITALIA MOBILE SPA (COMMUNICATIONS)                                                              186,897
         75,000    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        431,222

                                                                                                                          1,657,396
                                                                                                                    ---------------

JAPAN - 20.56%
         19,000    AEON COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                        317,068
         32,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                 380,990
         78,000    EBARA CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               360,047
         42,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                         475,456
          1,800    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               403,318
         20,000    MITSUI & COMPANY LIMITED (MISCELLANEOUS SERVICES)                                                        179,370
          8,100    MURATA MANUFACTURING COMPANY LIMITED
                   (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                        452,942
         97,000    NIPPON OIL CORPORATION (PETROLEUM REFINING & RELATED INDUSTRIES)                                         621,928
        218,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                      533,991
            101    NIPPON UNIPAC HOLDING (PAPER & ALLIED PRODUCTS)                                                          453,401
         49,352    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            536,529
            241    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 444,511
         13,000    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               310,188
         29,000    SEINO TRANSPORTATION COMPANY LIMITED (TRANSPORTATION BY AIR)                                             271,689
         10,000    SHIMACHU COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                        247,390
         33,000    SHOWA SHELL SEKIYU KK (PETROLEUM REFINING & RELATED INDUSTRIES)                                          300,468
         32,000    SUZUKI MOTOR CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        584,600
         17,000    THK COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                  336,782

                                                                                                                          7,210,668
                                                                                                                    ---------------

SOUTH KOREA - 0.81%
         12,700    SK TELECOM COMPANY LIMITED ADR (COMMUNICATIONS)                                                          282,575
                                                                                                                    ---------------

NETHERLANDS - 7.06%
         20,200    ASML HOLDING NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)+                                                                              324,265
         17,600    ING GROEP NV (FINANCIAL SERVICES)                                                                        532,521
         50,000    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      387,386
         11,500    ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                  661,989
          2,400    UNILEVER NV CVA (FOOD & KINDRED PRODUCTS)                                                                160,924
         20,400    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             409,553

                                                                                                                          2,476,638
                                                                                                                    ---------------

RUSSIA - 0.55%
          1,400    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                  193,914
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE - 2.65%
         30,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                             $       295,883
        114,000    SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              321,245
         37,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   312,791

                                                                                                                            929,919
                                                                                                                    ---------------

SPAIN - 3.17%
         15,700    ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (BUILDING CONSTRUCTION-GENERAL
                   CONTRACTORS & OPERATIVE BUILDERS)                                                                        358,516
         20,000    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                             354,764
         23,300    INDRA SISTEMAS SA (MISCELLANEOUS REPAIR SERVICES)                                                        398,098

                                                                                                                          1,111,378
                                                                                                                    ---------------

SWEDEN - 5.18%
          8,400    AUTOLIV INCORPORATED (TRANSPORTATION EQUIPMENT)                                                          401,962
         34,100    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                      343,802
         17,600    SECURITAS AB (BUSINESS SERVICES)                                                                         301,923
         80,000    SKANDIA FORSAKRINGS AB (INSURANCE CARRIERS)                                                              398,471
        116,000    TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)+                                                370,061

                                                                                                                          1,816,219
                                                                                                                    ---------------

SWITZERLAND - 6.38%
         27,800    ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)+                                                        155,246
            700    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                      183,141
         12,600    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                634,931
          4,400    ROCHE HOLDING AG (HEALTH SERVICES)                                                                       506,516
          4,300    UBS AG (FINANCIAL SERVICES)                                                                              360,571
          2,389    ZURICH FINANCIAL SERVICES AG (DEPOSITORY INSTITUTIONS)+                                                  398,342

                                                                                                                          2,238,747
                                                                                                                    ---------------

THAILAND - 1.14%
        140,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                400,000
                                                                                                                    ---------------

UNITED KINGDOM - 18.84%
         26,500    AVIVA PLC (INSURANCE CARRIERS)                                                                           319,510
         46,300    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                   520,904
         14,300    BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)+            222,108
         50,100    BHP BILLITON PLC (COAL MINING)+                                                                          587,222
         58,500    BP PLC (OIL & GAS EXTRACTION)                                                                            570,556
         74,000    COMPASS GROUP PLC (EATING & DRINKING PLACES)                                                             349,854
         21,290    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      333,333
         72,000    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                          366,317
         30,600    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        717,912
         34,400    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                              580,532
        195,000    LEGAL & GENERAL GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                           411,819
         50,000    SCOTTISH & NEWCASTLE PLC (BUSINESS SERVICES)                                                             418,298
         56,000    SHELL TRANSPORT & TRADING COMPANY PLC (OIL & GAS EXTRACTION)                                             477,364
         21,200    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                         394,198
         30,700    WPP GROUP PLC (COMMUNICATIONS)                                                                           337,732

                                                                                                                          6,607,659
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $30,989,920)                                                                                    34,957,804
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 0.16%
         56,625    WELLS FARGO MONEY MARKET TRUST~++                                                                $        56,625

TOTAL SHORT-TERM INVESTMENTS (COST $56,625)                                                                                  56,625
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $31,046,545)*                          99.84%                                                                 $    35,014,429

OTHER ASSETS AND LIABILITIES, NET             0.16                                                                           56,976
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $    35,071,405
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $56,625.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $31,180,534 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                    $ 4,041,483
       GROSS UNREALIZED DEPRECIATION                       (207,588)
                                                        -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)       $ 3,833,895

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 98.93%

APPAREL & ACCESSORY STORES - 2.12%
         46,200    KOHL'S CORPORATION+                                                                              $     2,271,654
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 8.58%
         36,700    FASTENAL COMPANY                                                                                       2,259,252
         83,800    HOME DEPOT INCORPORATED                                                                                3,581,612
         58,400    LOWE'S COMPANIES INCORPORATED                                                                          3,363,256

                                                                                                                          9,204,120
                                                                                                                    ---------------


BUSINESS SERVICES - 24.83%
         22,900    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 1,015,615
             22    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                               684
         89,900    EBAY INCORPORATED+                                                                                    10,453,572
        115,700    FIRST DATA CORPORATION                                                                                 4,921,878
         79,400    FISERV INCORPORATED+                                                                                   3,191,086
        212,200    MICROSOFT CORPORATION                                                                                  5,667,862
         36,500    YAHOO! INCORPORATED+                                                                                   1,375,320

                                                                                                                         26,626,017
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 8.52%
         53,200    AMGEN INCORPORATED+                                                                                    3,412,780
         51,200    GENENTECH INCORPORATED+                                                                                2,787,328
         20,200    GENZYME CORPORATION+                                                                                   1,173,014
         65,650    PFIZER INCORPORATED                                                                                    1,765,329

                                                                                                                          9,138,451
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.92%
         20,200    STATE STREET CORPORATION                                                                                 992,224
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 1.60%
         21,200    APOLLO GROUP INCORPORATED CLASS A+                                                                     1,711,052
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.03%
        208,300    INTEL CORPORATION                                                                                      4,872,137
         63,300    LINEAR TECHNOLOGY CORPORATION                                                                          2,453,508
        218,800    NOKIA OYJ ADR                                                                                          3,428,596

                                                                                                                         10,754,241
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.54%
        111,250    PAYCHEX INCORPORATED                                                                                   3,791,400
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.49%
         51,500    TARGET CORPORATION                                                                                     2,674,395
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.85%
        215,200    CISCO SYSTEMS INCORPORATED+                                                                            4,153,360
        103,100    DELL INCORPORATED+                                                                                     4,344,634
        138,700    EMC CORPORATION+                                                                                       2,062,469

                                                                                                                         10,560,463
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 4.20%
         68,575    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                        $     4,503,320
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.49%
        118,575    MEDTRONIC INCORPORATED                                                                                 5,889,620
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 2.18%
         44,200    WAL-MART STORES INCORPORATED                                                                           2,334,644
                                                                                                                    ---------------

PERSONAL SERVICES - 2.69%
         65,800    CINTAS CORPORATION                                                                                     2,885,988
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 11.89%
        310,950    CHARLES SCHWAB CORPORATION                                                                             3,718,962
         40,500    FRANKLIN RESOURCES INCORPORATED                                                                        2,820,825
         59,675    GOLDMAN SACHS GROUP INCORPORATED                                                                       6,208,587

                                                                                                                         12,748,374
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $108,035,636)                                                                                  106,085,963
                                                                                                                    ---------------

WARRANTS - 0.00%
            114    LUCENT TECHNOLOGIES INCORPORATED (EXPIRE ON DECEMBER 10, 2007)+                                              180

TOTAL WARRANTS (COST $181)                                                                                                      180
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.81%
        862,454    WELLS FARGO MONEY MARKET TRUST~++                                                                        862,454

TOTAL SHORT-TERM INVESTMENTS (COST $862,454)                                                                                862,454
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $108,898,271)*                         99.74%                                                                 $   106,948,597

OTHER ASSETS AND LIABILITIES, NET             0.26                                                                          280,324
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $   107,228,921
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $862,454.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $110,518,703 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $ 16,819,262
       GROSS UNREALIZED DEPRECIATION                   (20,389,368)
                                                      ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $ (3,570,106)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
CERTIFICATES OF DEPOSIT - 1.71%
$     1,000,000    CDC IXIS                                                           2.45%           10/06/2005    $     1,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $1,000,000)                                                                           1,000,000
                                                                                                                    ---------------

COMMERCIAL PAPER - 46.17%
      1,800,000    ALLIANCE & LEICESTER PLC^                                          2.13            02/22/2005          1,794,675
      1,000,000    ANZ NATIONAL (INTERNATIONAL) LIMITED^                              2.85            12/15/2005            972,608
      1,700,000    BETA FINANCE INCORPORATED^                                         2.34            02/25/2005          1,694,143
      1,800,000    CC USA INCORPORATED^                                               2.04            01/24/2005          1,797,858
      1,500,000    DNB NOR BANK ASA^                                                  2.24            02/14/2005          1,496,080
      1,500,000    GALAXY FUNDING INCORPORATED^                                       2.37            03/01/2005          1,494,371
      1,700,000    GOVCO INCORPORATED^                                                2.33            02/28/2005          1,693,838
      1,500,000    GRAMPIAN FUNDING LLC^                                              2.26            02/18/2005          1,495,668
      1,500,000    HBOS TREASURY SERVICES^                                            2.25            02/14/2005          1,496,062
      1,300,000    K2 (USA) LLC^                                                      2.24            02/08/2005          1,297,088
      1,900,000    LEXINGTON PARKER CAPITAL CORPORATION^                              2.09            03/02/2005          1,893,618
      1,430,000    PERRY GLOBAL FUNDING LLC^                                          2.37            03/03/2005          1,424,446
      1,900,000    SANTANDER CENTRAL HISPANO FINANCE (DELAWARE) INCORPORATED^         2.09            03/24/2005          1,891,176
      1,800,000    SCALDIS CAPITAL LLC^                                               2.12            03/24/2005          1,791,520
      1,700,000    SEDNA FINANCE INCORPORATED^                                        2.32            02/07/2005          1,696,166
      1,700,000    SPINTAB AB^                                                        2.32            02/24/2005          1,694,303
      1,500,000    TANGO FINANCE CORPORATION^                                         2.31            02/22/2005          1,495,188

TOTAL COMMERCIAL PAPER (COST $27,118,808)                                                                                27,118,808
                                                                                                                    ---------------


EXTENDABLE BONDS - 5.11%
      2,000,000    GENERAL ELECTRIC CAPITAL CORPORATION+/-                            2.46            01/09/2006          2,000,000
      1,000,000    NORTHERN ROCK PLC+/-++                                             2.48            01/09/2006          1,000,000

TOTAL EXTENDABLE BONDS (COST $3,000,000)                                                                                  3,000,000
                                                                                                                    ---------------

MEDIUM TERM NOTES - 8.98%
        500,000    BANK OF AMERICA SECURITIES+/-                                      2.39            01/03/2005            500,000
      1,000,000    BEAR STEARNS COMPANIES+/-                                          2.46            01/03/2005          1,000,000
      1,000,000    LIQUID FUNDING LIMITED+/-++                                        2.41            09/22/2005          1,000,000
      1,000,000    MARSHALL & ILSLEY BANK                                             5.21            12/15/2005          1,021,177
      1,000,000    NATEXIS BANQUES POPULAIRES NEW YORK+/-                             2.31            09/09/2005            999,760
        500,000    PREMIUM ASSET TRUST+/-++                                           2.43            12/15/2005            500,000
        250,000    USAA CAPITAL CORPORATION++                                         3.13            12/15/2005            250,671

TOTAL MEDIUM TERM NOTES (COST $5,271,608)                                                                                 5,271,608
                                                                                                                    ---------------


PROMISSORY NOTES - 1.70%
      1,000,000    CITIGROUP GLOBAL MARKETS INCORPORATED+/-                           2.38            06/06/2005          1,000,000

TOTAL PROMISSORY NOTES (COST $1,000,000)                                                                                  1,000,000
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
REPURCHASE AGREEMENTS - 22.12%
      2,000,000    BEAR STEARNS COMPANIES INCORPORATED - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $2,000,376)               2.29%           01/03/2005    $     2,000,000
      1,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $1,000,189)               2.30            01/03/2005          1,000,000
      1,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $1,000,388)               2.36            01/06/2005          1,000,000
      1,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $1,000,443)               2.31            01/07/2005          1,000,000
      3,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $3,000,565)               2.29            01/03/2005          3,000,000
      1,000,000    MORGAN STANLEY & COMPANY - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $1,000,127)               1.55            01/03/2005          1,000,000
      4,000,000    UBS SECURITIES LLC - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $4,000,756)               2.30            01/03/2005          4,000,000

TOTAL REPURCHASE AGREEMENTS (COST $13,000,000)                                                                           13,000,000
                                                                                                                    ---------------

TIME DEPOSITS - 13.62%
      1,000,000    BANCO BILBAO VIZCAYA ARGENTARIA                                    2.40            01/03/2005          1,000,000
      1,000,000    BARCLAYS BANK PLC LONDON                                           2.53            01/04/2005          1,000,000
      2,000,000    DANSKE BANK A/S COPENHAGEN                                         2.30            01/04/2005          2,000,000
      1,000,000    DEXIA CREDIT LOCAL DE FRANCE                                       2.38            01/03/2005          1,000,000
      1,000,000    HSBC BANK LONDON PLC                                               2.25            01/03/2005          1,000,000
      1,000,000    JP MORGAN CHASE BANK                                               2.00            01/03/2005          1,000,000
      1,000,000    KBC BANK NV BRUSSELS                                               2.30            01/04/2005          1,000,000

TOTAL TIME DEPOSITS (COST $8,000,000)                                                                                     8,000,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $58,390,416)*                          99.41%                                                                 $    58,390,416
OTHER ASSETS AND LIABILITIES, NET             0.59                                                                          347,195
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $    58,737,611
                                            ======                                                                  ===============

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

+/-   VARIABLE RATE SECURITIES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCK - 97.36%

AGRICULTURAL SERVICES - 0.64%
         59,142    VCA ANTECH INCORPORATED+<<                                                                       $     1,159,183
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 2.41%
         50,465    GAYLORD ENTERTAINMENT COMPANY+                                                                         2,095,812
         20,700    PENN NATIONAL GAMING INCORPORATED+                                                                     1,253,385
         29,482    WMS INDUSTRIES INCORPORATED+<<                                                                           988,826

                                                                                                                          4,338,023
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.89%
         43,200    THE CHILDREN'S PLACE RETAIL STORES INCORPORATED+                                                       1,599,696
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.60%
         66,107    RUSH ENTERPRISES INCORPORATED+                                                                         1,072,917
                                                                                                                    ---------------

BUSINESS SERVICES - 24.94%
          1,948    ACCELR8 TECHNOLOGY CORPORATION+                                                                            4,091
         64,700    ALLIANCE DATA SYSTEMS CORPORATION+                                                                     3,071,956
        237,973    AUTOBYTEL INCORPORATED+                                                                                1,437,357
        291,551    CNET NETWORKS INCORPORATED+                                                                            3,274,118
         70,200    CONCUR TECHNOLOGIES INCORPORATED+                                                                        625,482
        173,100    FINDWHAT.COM+<<                                                                                        3,069,063
         19,562    FIRST ADVANTAGE CORPORATION+                                                                             399,065
        131,775    GEVITY HR INCORPORATED                                                                                 2,709,294
        405,891    HYPERCOM CORPORATION+                                                                                  2,402,875
         48,000    INFOSPACE INCORPORATED+<<                                                                              2,282,400
        150,232    INTERSECTIONS INCORPORATED+                                                                            2,591,502
         19,300    IPAYMENT INCORPORATED+                                                                                   955,736
        566,581    IVILLAGE INCORPORATED+                                                                                 3,501,471
         95,900    LABOR READY INCORPORATED+                                                                              1,622,628
              1    NETIQ CORPORATION+                                                                                            12
        170,361    OPEN SOLUTIONS INCORPORATED+                                                                           4,422,571
        195,228    QUEST SOFTWARE INCORPORATED+                                                                           3,113,887
        176,100    SAPIENT CORPORATION+                                                                                   1,392,951
         42,549    SI INTERNATIONAL INCORPORATED+                                                                         1,308,807
        254,968    TIBCO SOFTWARE INCORPORATED+                                                                           3,401,273
         82,391    TNS INCORPORATED+                                                                                      1,800,243
         78,337    TRANSACTION SYSTEMS ARCHITECTS INCORPORATED CLASS A+                                                   1,554,989

                                                                                                                         44,941,771
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 11.42%
        103,765    ANDRX CORPORATION+                                                                                     2,265,190
         30,274    BONE CARE INTERNATIONAL INCORPORATED+                                                                    843,131
          4,090    ENCYSIVE PHARMACEUTICALS INCORPORATED+                                                                    40,614
         42,200    EYETECH PHARMACEUTICALS INCORPORATED+<<                                                                1,920,100
         53,564    FIRST HORIZON PHARMACEUTICAL CORPORATION+                                                              1,226,080
        114,675    INSPIRE PHARMACEUTICALS INCORPORATED+                                                                  1,923,100
         23,500    MARTEK BIOSCIENCES CORPORATION+                                                                        1,203,200
        104,197    MEDICINES COMPANY+<<                                                                                   3,000,873
         63,700    NEKTAR THERAPEUTICS+                                                                                   1,289,288

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         52,400    NEUROCRINE BIOSCIENCES INCORPORATED+                                                             $     2,583,320
         35,203    NITROMED INCORPORATED+<<                                                                                 938,160
         38,200    OLIN CORPORATION                                                                                         841,164
         71,400    TANOX INCORPORATED+<<                                                                                  1,085,280
         41,500    USANA HEALTH SCIENCES INCORPORATED+<<                                                                  1,419,300

                                                                                                                         20,578,800
                                                                                                                    ---------------

COMMUNICATIONS - 5.37%
        110,700    ALAMOSA HOLDINGS INCORPORATED+<<                                                                       1,380,429
         62,582    ALVARION LIMITED+                                                                                        831,089
         30,700    J2 GLOBAL COMMUNICATIONS INCORPORATED+<<                                                               1,059,150
         72,030    NII HOLDINGS INCORPORATED CLASS B+                                                                     3,417,823
        421,048    UBIQUITEL INCORPORATED+                                                                                2,997,862

                                                                                                                          9,686,353
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.34%
         51,317    DYCOM INDUSTRIES INCORPORATED+<<                                                                       1,566,195
        106,000    QUANTA SERVICES INCORPORATED+                                                                            848,000

                                                                                                                          2,414,195
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.73%
         52,500    COMMERCIAL CAPITAL BANCORPORATION INCORPORATED                                                         1,216,950
         21,500    FIDELITY BANKSHARES INCORPORATED                                                                         919,340
         18,600    FIRST REPUBLIC BANK                                                                                      985,800

                                                                                                                          3,122,090
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.67%
         37,900    RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                           1,207,494
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 1.45%
         59,300    LAUREATE EDUCATION INCORPORATED+                                                                       2,614,537
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.65%
         20,737    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                  779,919
        126,322    HEXEL CORPORATION+                                                                                     1,831,669
         30,400    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                   902,272
        100,038    NMS COMMUNICATIONS CORPORATION+                                                                          631,240
         51,900    OMNIVISION TECHNOLOGIES INCORPORATED+<<                                                                  952,365
        105,404    PIXELWORKS INCORPORATED+                                                                               1,195,281
         42,800    RAYOVAC CORPORATION+                                                                                   1,307,968
         86,015    UNIVERSAL DISPLAY CORPORATION+<<                                                                         774,135

                                                                                                                          8,374,849
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 4.74%
         23,802    CAMBRIDGE DISPLAY TECHNOLOGY INCORPORATED+<<                                                             270,867
         26,600    CORPORATE EXECUTIVE BOARD COMPANY                                                                      1,780,604
        168,054    NAVIGANT CONSULTING INCORPORATED+                                                                      4,470,236
         22,649    RESOURCES CONNECTION INCORPORATED+<<                                                                   1,230,067
         32,600    RIGEL PHARMACEUTICALS INCORPORATED+<<                                                                    796,092

                                                                                                                          8,547,866
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 3.41%
         43,832    COVANCE INCORPORATED+                                                                            $     1,698,490
         98,600    KINDRED HEALTHCARE INCORPORATED+<<                                                                     2,953,070
         38,131    MATRIA HEALTHCARE INCORPORATED+<<                                                                      1,489,778

                                                                                                                          6,141,338
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.71%
         16,516    CHOICE HOTELS INTERNATIONAL INCORPORATED                                                                 957,928
         38,900    STATION CASINOS INCORPORATED                                                                           2,127,052

                                                                                                                          3,084,980
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.67%
         44,149    ACTUANT CORPORATION CLASS A+                                                                           2,302,370
         34,353    ENGINEERED SUPPORT SYSTEMS INCORPORATED                                                                2,034,385
         83,800    GARDNER DENVER INCORPORATED+                                                                           3,041,102
         48,400    TRANSACT TECHNOLOGIES INCORPORATED+                                                                    1,033,824

                                                                                                                          8,411,681
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.25%
         70,495    PRIMUS GUARANTY LIMITED+<<                                                                             1,155,413
         33,900    WELLCARE HEALTH PLANS INCORPORATED+                                                                    1,101,750

                                                                                                                          2,257,163
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.69%
         86,800    ADVANCED MEDICAL OPTICS INCORPORATED+<<                                                                3,570,952
        105,186    DJ ORTHOPEDICS INCORPORATED+                                                                           2,253,084
        156,300    PERKINELMER INCORPORATED                                                                               3,515,187
         37,500    PHOTON DYNAMICS INCORPORATED+                                                                            910,500

                                                                                                                         10,249,723
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.45%
        109,900    IDENTIX INCORPORATED+                                                                                    811,062
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 4.08%
        295,052    MARVEL ENTERPRISES INCORPORATED+<<                                                                     6,042,665
         55,400    PRICELINE.COM INCORPORATED+<<                                                                          1,306,886

                                                                                                                          7,349,551
                                                                                                                    ---------------

MOTION PICTURES - 0.89%
        150,200    LIONS GATE ENTERTAINMENT CORPORATION+<<                                                                1,595,124
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.11%
        104,064    SIRVA INCORPORATED+                                                                                    2,000,110
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.35%
        353,700    E-LOAN INCORPORATED+<<                                                                                 1,195,506
         27,100    WESTCORP                                                                                               1,244,703

                                                                                                                          2,440,209
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.65%
         31,400    PATINA OIL & GAS CORPORATION                                                                           1,177,500
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.32%
         22,501    JACKSON HEWITT TAX SERVICE INCORPORATED                                                          $       568,150
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.85%
         54,727    GENESEE & WYOMING INCORPORATED+                                                                        1,539,470
                                                                                                                    ---------------

REAL ESTATE - 3.26%
        175,275    CB RICHARD ELLIS GROUP INCORPORATED+                                                                   5,880,476
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.52%
         17,849    TREX COMPANY INCORPORATED+<<                                                                             936,002
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.72%
         19,000    OSHKOSH TRUCK CORPORATION                                                                              1,299,220
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.63%
         21,800    HUB GROUP INCORPORATED CLASS A+                                                                        1,138,396
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.69%
         47,000    AIRGAS INCORPORATED                                                                                    1,245,970
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 4.26%
         99,700    BLUELINX HOLDINGS INCORPORATED+<<                                                                      1,442,659
        106,188    HUGHES SUPPLY INCORPORATED                                                                             3,435,182
         99,657    PSS WORLD MEDICAL INCORPORATED+                                                                        1,247,207
         62,980    WEST MARINE INCORPORATED+<<                                                                            1,558,755

                                                                                                                          7,683,803
                                                                                                                    ---------------

TOTAL COMMON STOCK (COST $151,180,070)                                                                                  175,467,702
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 18.42%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 2.88%
        909,957    FEDERATED INVESTORS PRIME OBLIGATIONS FUND                                                               909,957
      4,288,611    SHORT TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO                                                 4,288,611

                                                                                                                          5,198,568
                                                                                                                    ---------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER SHORT-TERM ASSETS - 15.54%
$    14,000,000    MORGAN STANLEY AGENCY MORTGAGE REPURCHASE AGREEMENT                2.20%           01/03/2005         14,000,000
     14,000,000    BEAR STEARNS INTERNATIONAL ABS REPURCHASE AGREEMENT                2.36            01/03/2005         14,000,000

                                                                                                                         28,000,000
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $33,198,568)                                                             33,198,568
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 2.46%
$     4,447,644    WELLS FARGO MONEY MARKET TRUST~++                                                                $     4,447,644

TOTAL SHORT-TERM INVESTMENTS (COST $4,447,644)                                                                            4,447,644
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $188,826,282)*                        118.25%                                                                 $   213,113,914

OTHER ASSETS AND LIABILITIES, NET           (18.25)                                                                     (32,884,343)
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $   180,229,571
                                            ======                                                                  ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,447,644.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $3,058,800. THE TOTAL COLLATERAL RECEIVED REPRESENTS 104.83% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $189,400,518 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                   $ 27,521,357
       GROSS UNREALIZED DEPRECIATION                     (3,807,961)
                                                       ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)      $ 23,713,396

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
ASSET-BACKED SECURITIES - 7.89%
$       266,000    AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2004-3
                   CLASS A                                                            4.35%           12/15/2011    $       270,375
        130,000    AMERIQUEST MORTGAGE SECURITIES INCORPORATED SERIES 2004-R12
                   CLASS A3+/-                                                        2.63            01/25/2035            130,000
        252,000    CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3        2.00            11/15/2007            248,389
        229,000    CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-2 CLASS A2        3.35            02/15/2008            228,678
        650,000    CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3            2.08            05/15/2008            641,569
        497,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A3 CLASS A3        6.88            11/16/2009            540,892
        224,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A10 CLASS A10      4.75            12/10/2015            225,650
         35,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A6 CLASS A6        2.90            05/17/2010             34,076
        706,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A1 CLASS A1        2.55            01/20/2009            693,986
        213,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A8 CLASS A8        4.90            12/12/2016            215,463
        100,000    CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A3 CLASS A3        3.10            03/10/2010             98,221
        180,000    COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-6
                   CLASS 2A2+/-                                                       2.74            08/25/2032            180,003
        187,000    COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2004-S1
                   CLASS A2^                                                          3.84            03/25/2020            186,883
        224,000    CWL SERIES 2004-11 CLASS A2+/-                                     2.56            03/25/2033            224,235
        302,000    DAIMLERCHRYSLER AUTO TRUST SERIES 2004-B CLASS A3                  3.18            09/08/2008            301,549
        124,000    GSAMP SERIES 2004-AHL CLASS A2B+/-                                 2.77            08/25/2034            124,172
        360,000    MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2001-A1 CLASS A1         5.75            10/15/2008            372,130
        224,000    METRIS MASTER TRUST SERIES 2004-2 CLASS A+/-                       2.20            10/20/2010            224,079
        228,445    RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED
                   SERIES 2003-RS3 CLASS AII+/-                                       2.78            04/25/2033            228,644
        229,403    STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2004-10
                   CLASS A8+/-                                                        2.68            11/25/2034            229,376
        174,000    USAA AUTO OWNER TRUST SERIES 2004-3 CLASS A3                       3.16            02/17/2009            173,264
        215,000    WHOLE AUTO LOAN TRUST SERIES 2003-1 CLASS A4                       2.58            03/15/2010            212,008
        270,000    WHOLE AUTO LOAN TRUST SERIES 2004-1 CLASS A4                       3.26            03/15/2011            267,389

TOTAL ASSET-BACKED SECURITIES (COST $6,093,175)                                                                           6,051,031
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.10%
        343,000    BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
                   SERIES 2004-6 CLASS A3                                             4.51            12/10/2042            342,933
         94,000    CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2004-C2
                   CLASS A2                                                           4.10            10/15/2041             93,802
        404,000    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATION
                   SERIES 2004-LB4A CLASS A2                                          4.05            10/15/2037            402,219
         85,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                   SERIES 2003-C4 CLASS A2                                            3.91            08/15/2036             84,844
        214,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                   SERIES 2003-CK2 CLASS A2                                           3.86            03/15/2036            213,785
        214,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                   SERIES 2004-C5 CLASS A2                                            4.18            11/15/2037            214,067
        281,000    FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGES
                   SERIES 2000-C2 CLASS A2                                            7.20            10/15/2032            320,895
         68,004    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                   SERIES 2004-C2 CLASS A1                                            3.11            03/10/2040             66,936
        155,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                   SERIES 2004-C3 CLASS A3+/-                                         4.87            07/10/2039            158,217
        130,000    GMAC MORTGAGE CORPORATION LOAN TRUST
                   SERIES 2004-HE5 CLASS A2+/-                                        3.69            09/25/2034            129,608
         74,000    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION
                   SERIES 2004-GG1 CLASS A3                                           4.34            06/10/2036             74,923
        105,000    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION
                   SERIES 2004-GG1 CLASS A7+/-                                        5.32            06/10/2036            109,115
         86,402    GS MORTGAGE SECURITIES CORPORATION II
                   SERIES 2004-C1 CLASS A1                                            3.66            10/10/2028             85,409
        202,000    LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C5 CLASS A2           3.48            07/15/2027            198,816
        155,000    LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C6 CLASS A3           4.55            08/15/2029            156,232
        216,000    LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C8 CLASS A2           4.20            12/15/2029            216,508
        197,265    MERRILL LYNCH MORTGAGE TRUST SERIES 2004-BPC1 CLASS A1             3.59            10/12/2041            196,190
         93,617    SALOMON BROTHERS MORTGAGE SECURITIES VII
                   SERIES 2002-KEY2 CLASS A1                                          3.22            03/18/2036             93,189
        379,000    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                   SERIES 2004-C15 CLASS A3                                           4.50            10/15/2041            376,781
        384,000    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                   SERIES 2004-C15 CLASS A2                                           4.04            10/15/2041            380,393

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $3,931,666)                                                               3,914,862
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
CORPORATE BONDS & NOTES - 18.36%

APPAREL & ACCESSORY STORES - 0.23%
$       180,000    LIMITED BRANDS INCORPORATED                                        5.25%           11/01/2014    $       178,352
                                                                                                                    ---------------

BUSINESS SERVICES - 0.57%
        410,000    HOUSEHOLD FINANCE CORPORATION                                      5.88            02/01/2009            438,121
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 0.22%
        165,000    LUBRIZOL CORPORATION                                               5.50            10/01/2014            165,972
                                                                                                                    ---------------

COMMUNICATIONS - 3.35%
        325,000    COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                 8.38            03/15/2013            400,756
        430,000    COX COMMUNICATIONS INCORPORATED++                                  4.63            01/15/2010            429,008
        175,000    COX COMMUNICATIONS INCORPORATED<<                                  7.13            10/01/2012            196,151
        184,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                          8.75            06/15/2030            242,964
        189,000    FRANCE TELECOM                                                     7.95            03/01/2006            198,443
         85,000    LIBERTY MEDIA GROUP                                                8.25            02/01/2030             96,650
        200,000    NEXTEL COMMUNICATIONS INCORPORATED                                 5.95            03/15/2014            207,000
        115,000    SPRINT CAPITAL CORPORATION                                         8.75            03/15/2032            153,216
        260,000    TELECOM ITALIA CAPITAL SA                                          5.25            11/15/2013            262,791
        120,000    VERIZON GLOBAL FUNDING CORPORATION                                 7.25            12/01/2010            137,483
        215,000    VERIZON NEW YORK INCORPORATED SERIES A                             6.88            04/01/2012            241,333

                                                                                                                          2,565,795
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.93%
         75,000    BANK OF AMERICA CORPORATION<<                                      5.88            02/15/2009             80,517
        140,000    BANK OF AMERICA CORPORATION                                        5.25            12/01/2015            143,017
        125,000    CAPITAL ONE BANK                                                   6.50            06/13/2013            136,586
        145,000    PNC FUNDING CORPORATION                                            5.25            11/15/2015            146,907
         85,000    RBS CAPITAL TRUST+/-                                               4.71            12/29/2049             82,807
         75,000    ROYAL BANK OF SCOTLAND GROUP                                       5.00            11/12/2013             76,103
        230,000    WACHOVIA BANK NA                                                   4.80            11/01/2014            228,558
         50,000    WACHOVIA CORPORATION                                               3.63            02/17/2009             49,424
        105,000    WASHINGTON MUTUAL BANK FA                                          5.13            01/15/2015            104,287
        250,000    WASHINGTON MUTUAL INCORPORATED                                     4.20            01/15/2010            249,014
        170,000    ZIONS BANCORPORATION                                               6.00            09/15/2015            181,221

                                                                                                                          1,478,441
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.67%
         80,000    AMERICAN ELECTRIC POWER SERIES C                                   5.38            03/15/2010             83,714
        180,000    DUKE ENERGY CORPORATION                                            6.25            01/15/2012            196,228
         45,000    EMPRESA NACIONAL DE ELECTRICIDAD SA CHILE                          8.35            08/01/2013             52,144
        136,000    PACIFIC GAS AND ELECTRIC                                           6.05            03/01/2034            141,252
         65,000    PROGRESS ENERGY INCORPORATED                                       7.75            03/01/2031             78,009
        120,000    PUBLIC SERVICE COMPANY OF COLORADO                                 7.88            10/01/2012            145,360
        320,000    SOUTHERN CALIFORNIA EDISON                                         8.00            02/15/2007            348,474
        235,000    TXU CORPORATION++                                                  5.55            11/15/2014            233,451

                                                                                                                          1,278,632
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.23%
$       130,000    LOCKHEED MARTIN CORPORATION                                        8.50%           12/01/2029    $       177,876
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.24%
        165,000    CITIGROUP INCORPORATED                                             6.50            01/18/2011            184,248
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.44%
        120,000    GENERAL MILLS INCORPORATED                                         6.00            02/15/2012            130,216
        195,000    KRAFT FOODS INCORPORATED                                           5.63            11/01/2011            206,494
                                                                                                                            336,710
                                                                                                                    ---------------

FOOD STORES - 0.17%
        110,000    KROGER COMPANY                                                     7.50            04/01/2031            131,488
                                                                                                                    ---------------

FORESTRY - 0.20%
        130,000    WEYERHAEUSER COMPANY                                               7.38            03/15/2032            154,160
                                                                                                                    ---------------

HEALTH SERVICES - 0.28%
        135,000    HCA INCORPORATED                                                   6.38            01/15/2015            135,547
         80,000    HUMANA INCORPORATED                                                6.30            08/01/2018             82,052
                                                                                                                            217,599
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.20%
        145,000    MARSH & MCLENNAN COMPANIES INCORPORATED                            6.25            03/15/2012            151,732
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.40%
        150,000    GENERAL ELECTRIC COMPANY                                           5.00            02/01/2013            153,895
        135,000    TYCO INTERNATIONAL GROUP SA                                        6.38            10/15/2011            149,047
                                                                                                                            302,942
                                                                                                                    ---------------

MOTION PICTURES - 0.20%
        120,000    TIME WARNER ENTERTAINMENT COMPANIES LIMITED PARTNERSHIP            8.38            07/15/2033            155,031
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.82%
        100,000    BOEING CAPITAL CORPORATION                                         6.10            03/01/2011            109,076
         45,000    CAPITAL ONE BANK<<                                                 5.13            02/15/2014             45,010
        230,000    FORD MOTOR CREDIT COMPANY                                          5.70            01/15/2010            232,094
        170,000    FORD MOTOR CREDIT COMPANY                                          7.88            06/15/2010            187,299
        260,000    FORD MOTOR CREDIT COMPANY<<                                        7.00            10/01/2013            275,634
        495,000    GENERAL ELECTRIC CAPITAL CORPORATION                               3.75            12/15/2009            487,153
        325,000    GENERAL MOTORS ACCEPTANCE CORPORATION                              6.88            09/15/2011            333,058
        260,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                            6.75            12/01/2014            260,355
        135,000    MBNA AMERICA BANK NA Y SERIES BKNT                                 4.63            08/03/2009            137,454
         97,000    SLM CORPORATION SERIES MTNA                                        5.00            10/01/2013             98,226
                                                                                                                          2,165,359
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.12%
        125,000    CONOCOPHILLIPS                                                     5.90            10/15/2032            130,783
        100,000    ENTERPRISE PRODUCTS OPERATIONS++                                   5.60            10/15/2014            100,887
        170,000    HALLIBURTON COMPANY                                                5.50            10/15/2010            179,057
        120,000    KERR-MCGEE CORPORATION                                             6.95            07/01/2024            132,700
         75,000    KERR-MCGEE CORPORATION                                             7.88            09/15/2031             91,850

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
OIL & GAS EXTRACTION (CONTINUED)
$        85,000    PEMEX PROJECT FUNDING MASTER TRUST                                 7.38%           12/15/2014    $        94,478
        130,000    TENGIZCHEVROIL LLP++                                               6.12            11/15/2014            130,325

                                                                                                                            860,080
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.21%
        105,000    INTERNATIONAL PAPER COMPANY                                        6.75            09/01/2011            117,719
         45,000    INTERNATIONAL PAPER COMPANY                                        5.50            01/15/2014             46,486

                                                                                                                            164,205
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.25%
        120,000    ALBERTA ENERGY COMPANY LIMITED                                     7.38            11/01/2031            144,531
         40,000    AMERADA HESS CORPORATION                                           7.30            08/15/2031             44,624

                                                                                                                            189,155
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 0.13%
         95,000    ENTERPRISE PRODUCTS OPERATIONS SERIES B                            6.88            03/01/2033            100,972
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.63%
        230,000    CANADIAN NATIONAL RAILWAY COMPANY                                  7.38            10/15/2031            283,509
        170,000    NORFOLK SOUTHERN CORPORATION                                       7.05            05/01/2037            198,776

                                                                                                                            482,285
                                                                                                                    ---------------

REAL ESTATE - 0.40%
        250,000   HEALTHCARE REALTY TRUST                                             5.13            04/01/2014            244,277
         60,000   ISTAR FINANCIAL INCORPORATED SERIES B                               4.88            01/15/2009             60,901

                                                                                                                            305,178
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.52%
        322,000    JP MORGAN CHASE & COMPANY<<                                        6.75            02/01/2011            361,737
        120,000    JP MORGAN CHASE & COMPANY                                          5.13            09/15/2014            120,787
        130,000    MERRILL LYNCH & COMPANY                                            5.00            01/15/2015            129,491
        225,000    MERRILL LYNCH & COMPANY SERIES MTN                                 4.13            09/10/2009            224,847
        337,000    MORGAN STANLEY<<                                                   4.75            04/01/2014            328,375

                                                                                                                          1,165,237
                                                                                                                    ---------------

TELECOMMUNICATIONS - 0.32%
        235,000    SPRINT CAPITAL CORPORATION<<                                       6.00            01/15/2007            245,950
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.53%
        310,000    DAIMLER CHRYSLER NA HOLDING CORPORATION                            6.50            11/15/2013            336,231
         70,000    GENERAL MOTORS ACCEPTANCE CORPORATION                              8.00            11/01/2031             71,952

                                                                                                                            408,183
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.10%
         75,000    HUGHES SUPPLY INCORPORATED++                                       5.50            10/15/2014             74,046
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $13,933,885)                                                                         14,077,749
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
FOREIGN GOVERNMENT BONDS - 0.84%
$       220,000    MEXICO GOVERNMENT INTERNATIONAL BOND SERIES MTN                    6.38%           01/16/2013    $       234,300
        280,000    RUSSIAN FEDERATION++                                               5.00            03/31/2030            288,400
        125,000    UNITED MEXICAN STATES                                              6.75            09/27/2034            123,438

TOTAL FOREIGN GOVERNMENT BONDS @ (COST $627,934)                                                                            646,138
                                                                                                                    ---------------

US GOVERNMENT AGENCY SECURITIES - 51.43%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 31.98%
      2,898,000    FHLMC                                                              6.63            09/15/2009    $     3,240,952
        905,000    FHLMC<<                                                            5.00            07/15/2014            934,804
        119,854    FHLMC #15662                                                       5.00            07/01/2019            121,775
        115,176    FHLMC #16590                                                       5.00            09/01/2019            117,022
      1,988,251    FHLMC #90846                                                       5.50            08/01/2024          2,033,548
         70,721    FHLMC #B15604                                                      5.00            07/01/2019             71,855
        154,568    FHLMC #B15605                                                      5.00            07/01/2019            157,045
        167,312    FHLMC #B15705                                                      5.00            07/01/2019            169,994
         89,093    FHLMC #B15706                                                      5.00            07/01/2019             90,522
         58,692    FHLMC #B15762                                                      5.00            07/01/2019             59,633
         58,294    FHLMC #B16372                                                      5.00            09/01/2019             59,228
         61,661    FHLMC #B16397                                                      5.00            09/01/2019             62,649
         86,348    FHLMC #B16398                                                      5.00            09/01/2019             87,733
         94,044    FHLMC #B16399                                                      5.00            09/01/2019             95,552
         57,958    FHLMC #B16425                                                      5.00            09/01/2019             58,887
        115,499    FHLMC #B16509                                                      5.00            09/01/2019            117,351
        113,695    FHLMC #B16543                                                      5.00            09/01/2019            115,517
         28,894    FHLMC #B17291                                                      5.00            11/01/2019             29,357
        861,722    FHLMC #C90732                                                      5.50            11/01/2023            881,589
        464,156    FHLMC #C90798                                                      5.50            02/01/2024            474,730
      1,205,395    FHLMC #C90843                                                      5.50            07/01/2024          1,232,857
      1,814,696    FHLMC #C90854                                                      5.50            09/01/2024          1,856,038
        557,236    FHLMC #C90859                                                      5.50            10/01/2024            569,931
        504,854    FHLMC #G01647                                                      4.00            01/01/2034            470,002
        474,209    FHLMC #G11615                                                      5.00            09/01/2019            481,810
        303,586    FHLMC #M80925                                                      5.00            06/01/2011            309,142
      1,113,473    FHLMC #M80927                                                      5.00            07/01/2011          1,133,850
      1,123,754    FHLMC #M80928                                                      5.00            08/01/2011          1,144,320
        147,807    FHLMC SERIES 2541 CLASS BM                                         4.00            09/15/2026            147,951
        204,559    FHLMC SERIES 2581 CLASS HV                                         4.50            02/15/2017            206,031
        556,000    FHLMC SERIES 2631 CLASS MT                                         3.50            01/15/2022            550,897
        356,729    FHLMC SERIES 2682 CLASS WK                                         3.00            01/15/2021            353,453
        447,218    FHLMC SERIES 2692 CLASS YB                                         3.50            05/15/2016            445,386
      1,153,568    FHLMC SERIES 2731 CLASS PK                                         3.50            05/15/2026          1,143,763
        754,747    FHLMC SERIES 2736 CLASS DB                                         3.30            11/15/2026            743,023
        129,000    FHLMC SERIES 2791 CLASS VD                                         5.00            02/15/2021            126,881
        153,000    FHLMC SERIES 2791 CLASS VJ                                         5.00            02/15/2021            150,813
        140,000    FHLMC SERIES 2791 CLASS VL                                         5.00            02/15/2021            138,177
        683,047    FHLMC SERIES 2801 CLASS EH                                         4.50            11/15/2016            688,163
        156,000    FHLMC SERIES 2804 CLASS EC                                         5.50            06/15/2033            158,876
        314,000    FHLMC SERIES 2820 CLASS PE                                         5.50            03/15/2030            321,953

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
US GOVERNMENT AGENCY SECURITIES (CONTINUED)
$     1,339,000    FHLMC SERIES 2825 CLASS PM                                         5.50%           03/15/2030    $     1,370,678
        274,000    FHLMC SERIES 2832 CLASS PD                                         5.50            09/15/2029            280,476
         98,000    FHLMC SERIES 2833 CLASS JD                                         5.50            09/15/2029            100,951
        141,000    FHLMC SERIES 2835 CLASS NE                                         5.50            06/15/2029            144,330
        173,000    FHLMC SERIES 2849 CLASS PD                                         5.50            03/15/2030            177,114
         96,000    FHLMC SERIES 2849 CLASS VB                                         5.00            09/15/2025             93,721
        221,656    FHLMC SERIES 2860 CLASS CM                                         4.50            10/15/2017            223,835
        195,000    FHLMC SERIES 2876 CLASS PE                                         5.50            04/15/2030            199,537
        136,000    FHLMC SERIES 2878 CLASS QE                                         5.50            04/15/2030            139,177
        427,000    FHLMC TBA%%                                                        5.50            01/01/2024            436,728

                                                                                                                         24,519,607
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.56%
      1,443,000    FNMA                                                               6.63            10/15/2007          1,563,827
        166,779    FNMA #255389                                                       5.00            08/01/2011            169,727
        153,302    FNMA #255440                                                       5.00            09/01/2011            156,012
         33,482    FNMA #381135                                                       5.86            01/01/2009             35,440
        120,644    FNMA #382142                                                       7.10            12/01/2009            134,068
         83,609    FNMA #382344                                                       7.41            04/01/2010             94,317
         70,641    FNMA #387024                                                       5.05            07/01/2011             72,781
         89,796    FNMA #387110                                                       4.88            10/01/2014             91,046
         81,971    FNMA #545316                                                       5.64            12/01/2011             87,302
        318,624    FNMA #725564                                                       4.53            04/01/2009            325,307
        821,711    FNMA #756196                                                       5.50            12/01/2033            834,925
        121,000    FNMA #760574                                                       4.32            12/01/2009            121,681
        111,195    FNMA #762520                                                       4.00            11/01/2033            102,848
         44,949    FNMA #800997                                                       5.50            11/01/2034             45,660
         99,000    FNMA #805874                                                       5.50            12/01/2034            100,565
        147,000    FNMA #806033                                                       5.50            12/01/2034            149,323
         93,000    FNMA #806051                                                       5.50            12/01/2034             94,470
         90,000    FNMA #806127                                                       5.50            12/01/2034             91,423
        300,168    FNMA SERIES 2002-82 CLASS XJ                                       4.50            09/25/2012            302,033
        446,171    FNMA SERIES 2003-113 CLASS PN                                      3.50            02/25/2013            444,247
        762,171    FNMA SERIES 2003-13 CLASS GA                                       4.50            06/25/2032            764,402
        197,816    FNMA SERIES 2003-24 CLASS PA                                       4.50            11/25/2009            198,837
        411,103    FNMA SERIES 2003-32 CLASS KA                                       5.00            07/25/2013            415,411
        194,033    FNMA SERIES 2003-41 CLASS YN                                       4.00            05/25/2017            194,447
        637,000    FNMA SERIES 2003-46 CLASS PW                                       4.50            11/25/2027            631,607
        346,573    FNMA SERIES 2003-79 CLASS KA                                       3.75            05/25/2011            347,231
        667,000    FNMA SERIES 2003-92 CLASS KQ                                       3.50            06/25/2023            660,548
        123,000    FNMA SERIES 2004-95 CLASS VB                                       5.00            08/25/2023            119,657
        152,000    FNMA SERIES 2004-96 CLASS QB                                       5.00            02/25/2032            153,541
        255,000    FNMA SERIES 2004-96 CLASS QC                                       5.50            08/25/2034            260,774
      1,080,000    FNMA TBA%%                                                         5.50            01/01/2034          1,096,200
      2,278,200    FNMA TBA%%                                                         6.00            02/01/2034          2,350,105
      1,265,000    FNMA TBA%%                                                         5.00            01/01/2035          1,254,722

                                                                                                                         13,464,484
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE      MATURITY DATE       VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.89%
$       440,935    GNMA #3545                                                         6.00%           04/20/2034    $       456,759
        576,392    GNMA #3584                                                         6.00            07/20/2034            597,060
        112,849    GNMA #3625                                                         6.00            10/20/2034            116,899
        271,334    GNMA #574763                                                       6.00            09/15/2034            281,411

                                                                                                                          1,452,129
                                                                                                                    ---------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $39,342,593)                                                                 39,436,220
                                                                                                                    ---------------

US TREASURY SECURITIES - 21.07%

US TREASURY BONDS - 6.05%
        847,000    US TREASURY BOND<<                                                 7.13            02/15/2023          1,080,819
      1,054,000    US TREASURY BOND<<                                                 6.25            08/15/2023          1,233,962
      1,742,000    US TREASURY BOND<<                                                 6.13            11/15/2027          2,034,534
        264,000    US TREASURY BOND<<                                                 5.38            02/15/2031            285,471

                                                                                                                          4,634,786
                                                                                                                    ---------------

US TREASURY NOTES - 15.02%
      1,297,000    US TREASURY NOTE<<                                                 2.50            05/31/2006          1,289,553
      2,416,000    US TREASURY NOTE<<                                                 2.38            08/31/2006          2,391,934
      6,208,000    US TREASURY NOTE<<                                                 2.50            09/30/2006          6,154,406
        885,000    US TREASURY NOTE                                                   2.50            10/31/2006            876,738
        168,000    US TREASURY NOTE<<                                                 3.50            12/15/2009            167,186
        639,000    US TREASURY NOTE<<                                                 4.25            11/15/2014            640,672

                                                                                                                         11,520,489
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $16,053,060)                                                                          16,155,275
                                                                                                                    ---------------

REPURCHASE AGREEMENTS - 5.04%
      3,863,000    COUNTRYWIDE SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES (MATURITY VALUE $3,863,730)                             2.30            01/03/2005          3,863,000

TOTAL REPURCHASE AGREEMENTS (COST $3,863,000)                                                                             3,863,000
                                                                                                                    ---------------

SHARES

COLLATERAL FOR SECURITIES LENDING - 23.29%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 2.42%
        182,988    FEDERATED INVESTORS PRIME OBLIGATIONS FUND                                                               182,988
      1,673,020    SHORT TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO                                                 1,673,020

                                                                                                                          1,856,008
                                                                                                                    ---------------

PRINCIPAL                                                                         INTEREST RATE      MATURITY DATE

COLLATERAL INVESTED IN OTHER SHORT-TERM ASSETS - 20.87%
$    10,999,989    MORGAN STANLEY AGENCY MORTGAGE REPURCHASE AGREEMENT                2.20%           01/03/2005         10,999,989
      4,999,995    BEAR STEARNS INTERNATIONAL ABS REPURCHASE AGREEMENT                2.36            01/03/2005          4,999,995

                                                                                                                         15,999,984
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $17,855,992)                                                               17,855,992
                                                                                                                    ---------------

WELLS FARGO VARIABLE TRUST FUNDS   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

                                                                                                                         VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $101,701,305)*                        133.02%                                                                 $   102,000,267

OTHER ASSETS AND LIABILITIES, NET           (33.02)                                                                     (25,317,575)
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $    76,682,692
                                            ======                                                                  ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE SECURITIES.

%% SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS, TOTAL COST $5,130,889. (SEE NOTE 2)

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $101,974,169 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                      $ 548,496
       GROSS UNREALIZED DEPRECIATION                       (522,398)
                                                          ---------
       NET UNREALIZED APPRECIATION (DEPRECIATION)         $  26,098

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO VARIABLE TRUST FUNDS             STATEMENT OF ASSETS AND LIABILITIES
                                                            -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                           ASSET ALLOCATION       EQUITY INCOME        EQUITY VALUE
                                                                                       FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $    309,275,239    $    118,712,037    $     30,228,565
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...........................        126,615,951                   0                   0
   INVESTMENTS IN AFFILIATES ...........................................         15,982,483           1,244,242                   0
   REPURCHASE AGREEMENTS ...............................................                  0                   0              12,000
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) ......................        451,873,673         119,956,279          30,240,565
                                                                           ----------------    ----------------    ----------------
   CASH ................................................................             50,000              50,000              51,276
   RECEIVABLE FOR FUND SHARES ISSUED ...................................             33,503              55,721               8,383
   RECEIVABLE FOR INVESTMENTS SOLD .....................................                  0                   0                   0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................          2,095,229             218,585              55,240
   PREPAID EXPENSES AND OTHER ASSETS ...................................             19,994                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL ASSETS ...........................................................        454,072,399         120,280,585          30,355,464
                                                                           ----------------    ----------------    ----------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .............            563,719                   0                   0
   PAYABLE FOR FUND SHARES REDEEMED ....................................            238,588              24,140              30,029
   PAYABLE FOR INVESTMENTS PURCHASED ...................................                  0                   0                   0
   DIVIDENDS PAYABLE ...................................................                  0                   0                   0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............            206,175              75,793              14,140
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .............................             74,290              28,296               8,239
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..............................        126,615,951                   0                   0
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................                  0              14,239              16,372
                                                                           ----------------    ----------------    ----------------
TOTAL LIABILITIES ......................................................        127,698,723             142,468              68,780
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $    326,373,676    $    120,138,117    $     30,286,684
                                                                           ================    ================    ================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .....................................................   $    323,785,140    $    107,506,566    $     34,490,078
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................             28,873               8,308                   0
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............         (2,985,627)         (5,643,551)         (8,565,693)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ................................................          4,335,013          18,266,794           4,362,299
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...............          1,210,277                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $    326,373,676    $    120,138,117    $     30,286,684
                                                                           ----------------    ----------------    ----------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..........................................................   $    326,373,676    $    120,138,117    $     30,286,684
   SHARES OUTSTANDING ..................................................         25,154,215           7,355,110           3,318,513
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ........................   $          12.97    $          16.33    $           9.13
                                                                           ----------------    ----------------    ----------------
INVESTMENTS AT COST ....................................................   $    447,538,660    $    101,689,485    $     25,878,266
                                                                           ================    ================    ================
SECURITIES ON LOAN, AT MARKET VALUE ....................................   $    130,523,432    $              0    $              0
                                                                           ================    ================    ================

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES             WELLS FARGO VARIABLE TRUST FUNDS
-- DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                                     GROWTH       INTERNATIONAL       LARGE COMPANY
                                                                                       FUND         EQUITY FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $     37,553,682    $     34,957,804    $    106,086,143
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...........................                  0                   0                   0
   INVESTMENTS IN AFFILIATES ...........................................                  0              56,625             862,454
   REPURCHASE AGREEMENTS ...............................................            577,000                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) ......................         38,130,682          35,014,429         106,948,597
                                                                           ----------------    ----------------    ----------------
   CASH ................................................................             51,413              50,000              50,000
   RECEIVABLE FOR FUND SHARES ISSUED ...................................                720              95,246             100,023
   RECEIVABLE FOR INVESTMENTS SOLD .....................................                  0                   0             339,224
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................             18,028              32,289              20,723
   PREPAID EXPENSES AND OTHER ASSETS ...................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL ASSETS ...........................................................         38,200,843          35,191,964         107,458,567
                                                                           ----------------    ----------------    ----------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .............                  0                   0                   0
   PAYABLE FOR FUND SHARES REDEEMED ....................................             91,035              65,796             125,679
   PAYABLE FOR INVESTMENTS PURCHASED ...................................                  0                   0                   0
   DIVIDENDS PAYABLE ...................................................                  0                   0                   0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............             20,517              19,268              63,435
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .............................             10,051               9,102              24,838
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..............................                  0                   0                   0
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................             24,680              26,393              15,694
                                                                           ----------------    ----------------    ----------------
TOTAL LIABILITIES ......................................................            146,283             120,559             229,646
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $     38,054,560    $     35,071,405    $    107,228,921
                                                                           ================    ================    ================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .....................................................   $     53,574,941    $     30,084,013    $    135,878,779
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................                  0             131,647             186,876
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............        (23,250,381)            886,632         (26,887,060)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ................................................          7,730,000           3,969,113          (1,949,674)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...............                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $     38,054,560    $     35,071,405    $    107,228,921
                                                                           ----------------    ----------------    ----------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..........................................................   $     38,054,560    $     35,071,405    $    107,228,921
   SHARES OUTSTANDING ..................................................          2,723,088           4,242,160          12,073,922
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ........................   $          13.97    $           8.27    $           8.88
                                                                           ----------------    ----------------    ----------------
INVESTMENTS AT COST ....................................................   $     30,400,682    $     31,046,545    $    108,898,271
                                                                           ================    ================    ================
SECURITIES ON LOAN, AT MARKET VALUE ....................................   $              0    $              0    $              0
                                                                           ================    ================    ================

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                               MONEY MARKET           SMALL CAP        TOTAL RETURN
                                                                                       FUND         GROWTH FUND           BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $     45,390,416    $    175,467,702    $     80,281,275
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...........................                  0          33,198,568          17,855,992
   INVESTMENTS IN AFFILIATES ...........................................                  0           4,447,644                   0
   REPURCHASE AGREEMENTS ...............................................         13,000,000                   0           3,863,000
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) ......................         58,390,416         213,113,914         102,000,267
                                                                           ----------------    ----------------    ----------------
   CASH ................................................................            491,803              50,000                  78
   RECEIVABLE FOR FUND SHARES ISSUED ...................................                  0              23,330              19,865
   RECEIVABLE FOR INVESTMENTS SOLD .....................................                  0           2,129,905           5,361,461
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................             27,261              10,672             618,638
   PREPAID EXPENSES AND OTHER ASSETS ...................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL ASSETS ...........................................................         58,909,480         215,327,821         108,000,309
                                                                           ----------------    ----------------    ----------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .............                  0                   0                   0
   PAYABLE FOR FUND SHARES REDEEMED ....................................                  0             201,776              22,235
   PAYABLE FOR INVESTMENTS PURCHASED ...................................                  0           1,506,550          13,353,674
   DIVIDENDS PAYABLE ...................................................             81,404                   0              13,966
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............             22,239             141,036              39,490
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .............................             14,887              40,914              18,552
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..............................                  0          33,198,568          17,855,992
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................             53,339               9,406              13,708
                                                                           ----------------    ----------------    ----------------
TOTAL LIABILITIES ......................................................            171,869          35,098,250          31,317,617
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $     58,737,611    $    180,229,571    $     76,682,692
                                                                           ================    ================    ================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .....................................................   $     58,738,110    $    172,843,210    $     76,302,647
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................                  1                   0              11,502
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............               (500)        (16,901,271)             69,581
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ................................................                  0          24,287,632             298,962
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...............                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
TOTAL NET ASSETS .......................................................   $     58,737,611    $    180,229,571    $     76,682,692
                                                                           ----------------    ----------------    ----------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..........................................................   $     58,737,611    $    180,229,571    $     76,682,692
   SHARES OUTSTANDING ..................................................         58,740,966          22,968,041           7,607,447
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ........................   $           1.00    $           7.85    $          10.08
                                                                           ----------------    ----------------    ----------------
INVESTMENTS AT COST ....................................................   $     58,390,416    $    188,826,282    $    101,701,305
                                                                           ================    ================    ================
SECURITIES ON LOAN, AT MARKET VALUE ....................................   $              0    $     34,588,014    $     17,571,767
                                                                           ================    ================    ================

WELLS FARGO VARIABLE TRUST FUNDS                         STATEMENT OF OPERATIONS
                                         -- FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                           ASSET ALLOCATION       EQUITY INCOME        EQUITY VALUE
                                                                                       FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ........................................................   $      3,442,824    $      2,873,711    $        772,945
   INTEREST ............................................................          5,642,228                 197               4,175
   INCOME ON MORTGAGE DOLLAR ROLLS .....................................                  0                   0                   0
   INCOME FROM AFFILIATED SECURITIES ...................................            326,244              22,536                   0
   SECURITIES LENDING INCOME ...........................................             79,879                 788                 205
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT INCOME ................................................          9,491,175           2,897,232             777,325
                                                                           ----------------    ----------------    ----------------

EXPENSES
   ADVISORY FEES .......................................................          1,697,897             616,060             166,018
   ADMINISTRATION FEES .................................................            493,933             179,217              48,296
   CUSTODY FEES ........................................................             61,742              22,402               6,037
   ACCOUNTING FEES .....................................................             37,704              26,493              21,829
   DISTRIBUTION FEES (NOTE 3) ..........................................            771,771             280,027              75,463
   AUDIT FEES ..........................................................             18,552              16,445              15,451
   LEGAL FEES ..........................................................              2,991               1,334                 602
   REGISTRATION FEES ...................................................                468                 371                 371
   SHAREHOLDER REPORTS .................................................             42,778               5,767              15,886
   TRUSTEES' FEES ......................................................              6,386               6,386               6,386
   OTHER FEES AND EXPENSES .............................................              8,211               3,432               2,031
                                                                           ----------------    ----------------    ----------------
TOTAL EXPENSES .........................................................          3,142,433           1,157,934             358,370
                                                                           ----------------    ----------------    ----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................            (55,349)            (37,664)            (56,494)
   NET EXPENSES ........................................................          3,087,084           1,120,270             301,876
                                                                           ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS) ...........................................          6,404,091           1,776,962             475,449
                                                                           ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....          1,164,924            (902,225)           (216,943)
   FUTURES TRANSACTIONS ................................................          5,306,307                   0                   0
                                                                           ----------------    ----------------    ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................          6,471,231            (902,225)           (216,943)
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....         16,744,647          11,028,303           2,874,230
   FUTURES TRANSACTIONS ................................................         (1,811,810)                  0                   0
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS ..........................................................         14,932,837          11,028,303           2,874,230
                                                                           ================    ================    ================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................         21,404,068          10,126,078           2,657,287
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $     27,808,159    $     11,903,040    $      3,132,736
                                                                           ================    ================    ================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .............................   $              0    $         17,821    $          5,051

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                         WELLS FARGO VARIABLE TRUST FUNDS
-- FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                                     GROWTH       INTERNATIONAL       LARGE COMPANY
                                                                                       FUND         EQUITY FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ........................................................   $        382,947    $        511,928    $      1,186,116
   INTEREST ............................................................              5,164                  12                  55
   INCOME ON MORTGAGE DOLLAR ROLLS .....................................                  0                   0                   0
   INCOME FROM AFFILIATED SECURITIES ...................................                  8              13,250              18,541
   SECURITIES LENDING INCOME ...........................................              1,248               1,619                 240
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT INCOME ................................................            389,367             526,809           1,204,952
                                                                           ----------------    ----------------    ----------------

EXPENSES
   ADVISORY FEES .......................................................            222,133             212,274             559,942
   ADMINISTRATION FEES .................................................             64,620              45,285             162,892
   CUSTODY FEES ........................................................              8,078              28,303              20,362
   ACCOUNTING FEES .....................................................             22,410              21,721              25,911
   DISTRIBUTION FEES (NOTE 3) ..........................................            100,970              70,758             254,519
   AUDIT FEES ..........................................................             22,357              10,361              16,694
   LEGAL FEES ..........................................................              1,002                 202               2,246
   REGISTRATION FEES ...................................................                419                 471                 408
   SHAREHOLDER REPORTS .................................................              4,633               3,135              19,997
   TRUSTEES' FEES ......................................................              6,386               6,386               6,386
   OTHER FEES AND EXPENSES .............................................              2,959               2,141               3,635
                                                                           ----------------    ----------------    ----------------
TOTAL EXPENSES .........................................................            455,967             401,037           1,072,992
                                                                           ----------------    ----------------    ----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................            (52,047)           (118,006)            (54,916)
   NET EXPENSES ........................................................            403,920             283,031           1,018,076
                                                                           ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS) ...........................................            (14,553)            243,778             186,876
                                                                           ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....          1,475,808           2,578,909          (1,770,467)
   FUTURES TRANSACTIONS ................................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................          1,475,808           2,578,909          (1,770,467)
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....          1,593,757             216,367           5,003,680
   FUTURES TRANSACTIONS ................................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS ..........................................................          1,593,757             216,367           5,003,680
                                                                           ================    ================    ================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................          3,069,565           2,795,276           3,233,213
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $      3,055,012    $      3,039,054    $      3,420,089
                                                                           ================    ================    ================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .............................   $          1,101    $         70,850    $          9,614

                                                                             VARIABLE TRUST      VARIABLE TRUST      VARIABLE TRUST
                                                                               MONEY MARKET           SMALL CAP        TOTAL RETURN
                                                                                       FUND         GROWTH FUND           BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ........................................................   $              0    $        374,191    $              0
   INTEREST ............................................................            945,968                 273           3,017,473
   INCOME ON MORTGAGE DOLLAR ROLLS .....................................                  0                   0              78,404
   INCOME FROM AFFILIATED SECURITIES ...................................                  0              42,288                   0
   SECURITIES LENDING INCOME ...........................................                  0              41,809              19,183
                                                                           ----------------    ----------------    ----------------
TOTAL INVESTMENT INCOME ................................................            945,968             458,561           3,115,060
                                                                           ----------------    ----------------    ----------------

EXPENSES
   ADVISORY FEES .......................................................            237,834           1,188,746             331,311
   ADMINISTRATION FEES .................................................            105,633             253,599             117,799
   CUSTODY FEES ........................................................             13,204              31,700              14,725
   ACCOUNTING FEES .....................................................             23,871              29,142              24,305
   DISTRIBUTION FEES (NOTE 3) ..........................................            165,051             396,248             184,062
   AUDIT FEES ..........................................................             16,418              15,443              15,443
   LEGAL FEES ..........................................................                970               1,654                 739
   REGISTRATION FEES ...................................................                 18                 371                 468
   SHAREHOLDER REPORTS .................................................                102              25,660               7,787
   TRUSTEES' FEES ......................................................              6,386               6,386               6,386
   OTHER FEES AND EXPENSES .............................................              3,849               3,436               3,153
                                                                           ----------------    ----------------    ----------------
TOTAL EXPENSES .........................................................            573,336           1,952,385             706,178
                                                                           ----------------    ----------------    ----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................            (77,937)            (50,394)            (43,289)
   NET EXPENSES ........................................................            495,399           1,901,991             662,889
                                                                           ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS) ...........................................            450,569          (1,443,430)          2,452,171
                                                                           ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....               (294)         14,439,078             224,000
   FUTURES TRANSACTIONS ................................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................               (294)         14,439,078             224,000
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....                  0           7,792,215             421,054
   FUTURES TRANSACTIONS ................................................                  0                   0                   0
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS ..........................................................                  0           7,792,215             421,054
                                                                           ================    ================    ================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................               (294)         22,231,293             645,054
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $        450,275    $     20,787,863    $      3,097,225
                                                                           ================    ================    ================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .............................   $              0    $            457    $              0

WELLS FARGO VARIABLE TRUST FUNDS             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                VARIABLE TRUST                           VARIABLE TRUST
                                                            ASSET ALLOCATION FUND                      EQUITY INCOME FUND
                                                    --------------------------------------   --------------------------------------
                                                              FOR THE              FOR THE             FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003   DECEMBER 31, 2004    DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $     290,722,925    $     212,573,927   $     103,157,429    $      78,400,251

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................           6,404,091            3,928,695           1,776,962            1,349,615
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......           6,471,231           10,716,814            (902,225)          (3,780,757)
   NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) OF INVESTMENTS ..............          14,932,837           34,341,596          11,028,303           22,472,304
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................          27,808,159           48,987,105          11,903,040           20,041,162
                                                    -----------------    -----------------   -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................          (6,364,542)          (3,913,604)         (1,768,654)          (1,355,375)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....          (9,827,535)             (15,130)                  0           (2,166,678)
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................          49,510,435           63,415,699          35,692,523           30,443,643
   REINVESTMENT OF DISTRIBUTIONS ................          16,192,078            3,928,667           1,768,654            3,522,052
   COST OF SHARES REDEEMED ......................         (41,667,844)         (34,253,739)        (30,614,875)         (25,727,626)
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ..............          24,034,669           33,090,627           6,846,302            8,238,069
                                                    =================    =================   =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........          35,650,751           78,148,998          16,980,688           24,757,178
                                                    =================    =================   =================    =================
ENDING NET ASSETS ...............................   $     326,373,676    $     290,722,925   $     120,138,117    $     103,157,429
                                                    -----------------    -----------------   -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................           3,942,726            5,506,041           2,331,831            2,300,201
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS           1,327,761              342,456             113,755              261,855
   SHARES REDEEMED ..............................          (3,346,735)          (3,031,046)         (1,999,068)          (2,016,317)
                                                    -----------------    -----------------   -----------------    -----------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ....           1,923,752            2,817,451             446,518              545,739
                                                    =================    =================   =================    =================
ENDING BALANCE OF UNDISTRIBUTED
   NET INVESTMENT INCOME (LOSS) .................   $          28,873    $           3,923   $           8,308    $               0
                                                    =================    =================   =================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS             WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                VARIABLE TRUST                           VARIABLE TRUST
                                                              EQUITY VALUE FUND                           GROWTH FUND
                                                    --------------------------------------   --------------------------------------
                                                              FOR THE              FOR THE             FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003   DECEMBER 31, 2004    DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $      29,481,977    $      25,124,073   $      43,383,784    $      42,644,137

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................             475,449              416,143             (14,553)            (181,547)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......            (216,943)          (1,737,897)          1,475,808           (1,031,345)
   NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) OF INVESTMENTS ..............           2,874,230            7,314,821           1,593,757            9,941,477
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................           3,132,736            5,993,067           3,055,012            8,728,585
                                                    -----------------    -----------------   -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................            (477,934)            (419,582)                  0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....                   0                    0                   0                    0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................           5,754,662            6,350,243           1,475,372            1,564,320
   REINVESTMENT OF DISTRIBUTIONS ................             477,935              419,582                   0                    0
   COST OF SHARES REDEEMED ......................          (8,082,692)          (7,985,406)         (9,859,608)          (9,553,258)
                                                    -----------------    -----------------   -----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ..............          (1,850,095)          (1,215,581)         (8,384,236)          (7,988,938)
                                                    =================    =================   =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........             804,707            4,357,904          (5,329,224)             739,647
                                                    =================    =================   =================    =================
ENDING NET ASSETS ...............................   $      30,286,684    $      29,481,977   $      38,054,560    $      43,383,784
                                                    -----------------    -----------------   -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................             670,341              879,669             113,513              135,997
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS              55,042               56,190                   0                    0
   SHARES REDEEMED ..............................            (941,885)          (1,122,096)           (756,914)            (856,539)
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ....            (216,502)            (186,237)           (643,401)            (720,542)
                                                    =================    =================   =================    =================
ENDING BALANCE OF UNDISTRIBUTED
   NET INVESTMENT INCOME (LOSS) .................   $               0    $               0   $               0    $               0
                                                    =================    =================   =================    =================

                                                                VARIABLE TRUST
                                                          INTERNATIONAL EQUITY FUND
                                                    --------------------------------------
                                                              FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $      22,033,435    $       9,315,817

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................             243,778               94,592
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......           2,578,909             (595,589)
   NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) OF INVESTMENTS ..............             216,367            4,897,052
                                                    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................           3,039,054            4,396,055
                                                    -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................             (62,505)             (50,877)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....                   0                    0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................          18,660,921           15,425,024
   REINVESTMENT OF DISTRIBUTIONS ................              62,505               50,877
   COST OF SHARES REDEEMED ......................          (8,662,005)          (7,103,461)
                                                    -----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ..............          10,061,421            8,372,440
                                                    =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........          13,037,970           12,717,618
                                                    =================    =================
ENDING NET ASSETS ...............................   $      35,071,405    $      22,033,435
                                                    -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................           2,463,069            2,528,699
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS               8,413                8,219
   SHARES REDEEMED ..............................          (1,142,373)          (1,237,145)
                                                    -----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ....           1,329,109            1,299,773
                                                    =================    =================
ENDING BALANCE OF UNDISTRIBUTED
   NET INVESTMENT INCOME (LOSS) .................   $         131,647    $          39,687
                                                    =================    =================

WELLS FARGO VARIABLE TRUST FUNDS             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                VARIABLE TRUST
                                                          LARGE COMPANY GROWTH FUND
                                                    --------------------------------------
                                                              FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $      96,801,871    $      69,107,567

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................             186,876             (365,269)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......          (1,770,467)          (3,342,593)
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS ................           5,003,680           22,216,838
                                                    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ................................           3,420,089           18,508,976
                                                    -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................                   0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....                   0                    0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................          24,127,276           21,803,210
   REINVESTMENT OF DISTRIBUTIONS ................                   0                    0
   COST OF SHARES REDEEMED ......................         (17,120,315)         (12,617,882)
                                                    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS ................           7,006,961            9,185,328
                                                    =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........          10,427,050           27,694,304
                                                    =================    =================
ENDING NET ASSETS ...............................   $     107,228,921    $      96,801,871
                                                    -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................           2,851,399            2,852,652
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   0                    0
   SHARES REDEEMED ..............................          (2,038,011)          (1,735,856)
                                                    =================    =================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
 RESULTING FROM CAPITAL SHARE TRANSACTIONS ......             813,388            1,116,796
                                                    =================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS) ..................................   $         186,876    $               0
                                                    =================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS             WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                VARIABLE TRUST                           VARIABLE TRUST
                                                              MONEY MARKET FUND                      SMALL CAP GROWTH FUND
                                                    --------------------------------------   --------------------------------------
                                                              FOR THE              FOR THE             FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003   DECEMBER 31, 2004    DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $      81,583,027    $      96,274,368   $     138,151,323    $      68,349,298

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................             450,569              466,690          (1,443,430)            (851,703)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......                (294)                 193          14,439,078           16,854,689
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS ................                   0                    0           7,792,215           18,010,741
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ................................             450,275              466,883          20,787,863           34,013,727
                                                    -----------------    -----------------   -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................            (450,833)            (466,690)                  0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....                   0                    0                   0                    0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................          45,544,163           56,934,291          34,146,551           41,065,584
   REINVESTMENT OF DISTRIBUTIONS ................             397,542              440,781                   0                    0
   COST OF SHARES REDEEMED ......................         (68,786,563)         (72,066,606)        (12,856,166)          (5,277,286)
                                                    -----------------    -----------------   -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS ................         (22,844,858)         (14,691,534)         21,290,385           35,788,298
                                                    =================    =================   =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........         (22,845,416)         (14,691,341)         42,078,248           69,802,025
                                                    =================    =================   =================    =================
ENDING NET ASSETS ...............................   $      58,737,611    $      81,583,027   $     180,229,571    $     138,151,323
                                                    -----------------    -----------------   -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................          45,544,163           56,934,290           4,758,243            6,950,431
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS             397,542              440,781                   0                    0
   SHARES REDEEMED ..............................         (68,786,563)         (72,066,606)         (1,824,123)          (1,017,021)
                                                    =================    =================   =================    =================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
 RESULTING FROM CAPITAL SHARE TRANSACTIONS ......         (22,844,858)         (14,691,535)          2,934,120            5,933,410
                                                    =================    =================   =================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS) ..................................   $               1    $              38   $               0    $               0
                                                    =================    =================   =================    =================

                                                                VARIABLE TRUST
                                                            TOTAL RETURN BOND FUND
                                                    --------------------------------------
                                                              FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................   $      70,987,859    $      68,498,801

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................           2,452,171            2,919,344
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......             224,000            4,447,903
   NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS ................             421,054           (1,750,446)
                                                    -----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ................................           3,097,225            5,616,801
                                                    -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ........................          (2,440,669)          (2,926,175)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ....          (4,614,905)            (869,815)
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ....................          40,374,910           19,512,548
   REINVESTMENT OF DISTRIBUTIONS ................           7,048,230            3,806,413
   COST OF SHARES REDEEMED ......................         (37,769,958)         (22,650,714)
                                                    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS ................           9,653,182              668,247
                                                    =================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...........           5,694,833            2,489,058
                                                    =================    =================
ENDING NET ASSETS ...............................   $      76,682,692    $      70,987,859
                                                    -----------------    -----------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD ..................................           3,874,408            1,836,777
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS             699,022              358,543
   SHARES REDEEMED ..............................          (3,625,319)          (2,137,437)
                                                    =================    =================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
 RESULTING FROM CAPITAL SHARE TRANSACTIONS ......             948,111               57,883
                                                    =================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS) ..................................   $          11,502    $               0
                                                    =================    =================

WELLS FARGO VARIABLE TRUST FUNDS                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                              BEGINNING          NET              AND      DIVIDENDS   DISTRIBUTION
                                              NET ASSET   INVESTMENT       UNREALIZED       FROM NET       FROM NET
                                              VALUE PER       INCOME   GAIN (LOSS) ON     INVESTMENT       REALIZED
                                                  SHARE       (LOSS)      INVESTMENTS         INCOME           GAIN
-------------------------------------------------------------------------------------------------------------------
VARIABLE TRUST ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $   12.51         0.26             0.86          (0.26)         (0.40)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $   10.41         0.18             2.10          (0.18)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $   12.32         0.21            (1.78)         (0.23)         (0.11)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $   13.82         0.20            (1.17)         (0.20)         (0.33)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $   14.42         0.31            (0.13)         (0.31)         (0.47)

VARIABLE TRUST EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $   14.93         0.24             1.40          (0.24)          0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $   12.32         0.21             2.95          (0.21)         (0.34)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $   15.52         0.21            (3.19)         (0.22)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $   17.01         0.16            (1.09)         (0.15)         (0.41)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $   17.09         0.17             0.21          (0.17)         (0.29)

VARIABLE TRUST EQUITY VALUE FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $    8.34         0.14             0.79          (0.14)          0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $    6.75         0.12             1.59          (0.12)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $    9.02         0.10            (2.27)         (0.10)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $    9.70         0.06            (0.68)         (0.06)          0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $    9.23         0.07             0.46          (0.06)          0.00

VARIABLE TRUST GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $   12.89         0.00             1.08           0.00           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $   10.43        (0.05)            2.51           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $   14.08        (0.02)           (3.62)         (0.01)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $   19.06         0.01            (3.65)          0.00          (1.34)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $   24.10         0.00            (2.95)          0.00          (2.09)

VARIABLE TRUST INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $    7.56         0.06             0.67          (0.02)          0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $    5.77         0.02             1.79          (0.02)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $    7.50         0.02            (1.74)         (0.01)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $    8.94         0.02            (1.46)          0.00           0.00
JULY 3, 2000(3) TO DECEMBER 31, 2000 ...      $   10.00         0.03            (1.06)         (0.03)          0.00

VARIABLE TRUST LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $    8.60         0.02             0.26           0.00           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $    6.81        (0.03)            1.82           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $    9.46        (0.05)           (2.60)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $   11.96        (0.04)           (2.46)          0.00           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $   12.03        (0.04)           (0.03)          0.00           0.00

VARIABLE TRUST MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $    1.00         0.01             0.00          (0.01)          0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $    1.00         0.01             0.00          (0.01)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $    1.00         0.01             0.00          (0.01)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $    1.00         0.04             0.00          (0.04)          0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $    1.00         0.06             0.00          (0.06)          0.00

VARIABLE TRUST SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...      $    6.90        (0.06)            1.01           0.00           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...      $    4.85        (0.04)            2.09           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...      $    7.85        (0.04)           (2.96)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...      $   10.38        (0.04)           (2.49)          0.00           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...      $   18.09        (0.08)           (3.71)          0.00          (3.15)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                            WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------


                                                              ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                           NET ASSET    ----------------------------------------------------
                                                 RETURN    VALUE PER    NET INVESTMENT       GROSS    EXPENSES           NET
                                             OF CAPITAL        SHARE     INCOME (LOSS)    EXPENSES      WAIVED      EXPENSES
----------------------------------------------------------------------------------------------------------------------------
VARIABLE TRUST ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $   12.97              2.08%       1.02%      (0.02)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $   12.51              1.64%       1.02%      (0.02)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $   10.41              1.90%       1.02%      (0.02)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $   12.32              1.64%       1.04%      (0.04)%        1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $   13.82              2.19%       1.12%      (0.12)%        1.00%

VARIABLE TRUST EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $   16.33              1.59%       1.03%      (0.03)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $   14.93              1.59%       1.06%      (0.06)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $   12.32              1.46%       1.09%      (0.09)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $   15.52              1.05%       1.23%      (0.23)%        1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $   17.01              1.02%       1.17%      (0.17)%        1.00%

VARIABLE TRUST EQUITY VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $    9.13              1.58%       1.19%      (0.19)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $    8.34              1.62%       1.20%      (0.20)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $    6.75              1.19%       1.27%      (0.27)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $    9.02              0.55%       1.16%      (0.16)%        1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $    9.70              0.78%       1.56%      (0.56)%        1.00%

VARIABLE TRUST GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $   13.97             (0.03)%      1.13%      (0.13)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $   12.89             (0.44)%      1.13%      (0.13)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $   10.43             (0.14)%      1.14%      (0.14)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $   14.08              0.08%       1.27%      (0.27)%        1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $   19.06              0.01%       1.23%      (0.23)%        1.00%

VARIABLE TRUST INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $    8.27              0.87%       1.42%      (0.42)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $    7.56              0.69%       1.59%      (0.59)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $    5.77              0.71%       3.26%      (2.26)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $    7.50              0.48%       7.21%      (6.21)%        1.00%
JULY 3, 2000(3) TO DECEMBER 31, 2000 ...           0.00    $    8.94              0.98%       2.40%      (1.40)%        1.00%

VARIABLE TRUST LARGE COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $    8.88              0.18%       1.05%      (0.05)%        1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $    8.60             (0.46)%      1.06%      (0.06)%        1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $    6.81             (0.56)%      1.08%      (0.08)%        1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $    9.46             (0.47)%      1.01%      (0.03)%        0.98%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $   11.96             (0.42)%      1.43%      (0.43)%        1.00%

VARIABLE TRUST MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $    1.00              0.68%       0.87%      (0.12)%        0.75%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $    1.00              0.51%       0.89%      (0.14)%        0.75%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $    1.00              1.24%       0.73%      (0.01)%        0.72%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $    1.00              3.46%       0.73%      (0.00)%        0.73%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           0.00    $    1.00              5.64%       0.90%      (0.05)%        0.85%

VARIABLE TRUST SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.00    $    7.85             (0.91)%      1.24%      (0.04)%        1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.00    $    6.90             (0.91)%      1.25%      (0.05)%        1.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           0.00    $    4.85             (0.92)%      1.32%      (0.12)%        1.20%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           0.00    $    7.85             (0.85)%      1.32%      (0.14)%        1.18%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...          (0.77)   $   10.38             (0.72)%      2.41%      (1.21)%        1.20%

                                                           PORTFOLIO     NET ASSETS AT
                                                  TOTAL     TURNOVER     END OF PERIOD
                                              RETURN(2)         RATE   (000'S OMITTED)
--------------------------------------------------------------------------------------
VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           9.34%           5%      $   326,374
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          22.09%           7%      $   290,723
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (12.85)%         16%      $   212,574
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...          (6.96)%         25%      $   255,938
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           1.02%          48%      $   270,278

VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...          11.08%          13%      $   120,138
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          26.21%          15%      $   103,157
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (19.26)%         16%      $    78,400
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...          (5.41)%          5%      $   106,199
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           2.33%           4%      $   113,350

VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...          11.22%          16%      $    30,287
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          25.57%          20%      $    29,482
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (24.09)%         98%      $    25,124
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...          (6.39)%        107%      $    38,721
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           5.78%         124%      $    47,013

VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           8.38%          45%      $    38,055
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          23.59%          58%      $    43,384
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (25.84)%        120%      $    42,644
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...         (19.21)%         50%      $    73,631
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...         (13.60)%         67%      $   105,248

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           9.63%         115%      $    35,071
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          31.46%          90%      $    22,033
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (22.92)%         54%      $     9,316
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...         (16.09)%         41%      $     4,946
JULY 3, 2000(3) TO DECEMBER 31, 2000 ...         (10.33)%         19%      $     1,620

VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           3.26%          15%      $   107,229
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          26.28%          10%      $    96,802
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (28.01)%         18%      $    69,108
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...         (20.88)%         14%      $   104,888
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...          (0.58)%          8%      $   117,885

VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...           0.70%         N/A       $    58,738
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...           0.50%         N/A       $    81,583
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...           1.25%         N/A       $    96,274
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...           3.73%         N/A       $   105,360
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...           5.76%         N/A       $    53,095

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...          13.77%         175%      $   180,230
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...          42.27%         191%      $   138,151
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...         (38.22)%        243%      $    68,349
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...         (24.37)%        218%      $    57,216
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...         (22.58)%        260%      $    33,610

WELLS FARGO VARIABLE TRUST FUNDS                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          NET REALIZED
                                              BEGINNING          NET               AND   DIVIDENDS    DISTRIBUTIONS
                                              NET ASSET   INVESTMENT        UNREALIZED    FROM NET         FROM NET
                                              VALUE PER       INCOME    GAIN (LOSS) ON  INVESTMENT         REALIZED
                                                  SHARE       (LOSS)       INVESTMENTS      INCOME            GAINS
-------------------------------------------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....     $   10.66         0.34              0.10       (0.34)           (0.68)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....     $   10.38         0.45              0.41       (0.45)           (0.13)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....     $   10.24         0.61              0.16       (0.61)           (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....     $   10.14         0.64              0.10       (0.64)            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....     $    9.82         0.64              0.32       (0.64)            0.00

THE ACCOMPANYING ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                            WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                              ENDING           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                           NET ASSET   ------------------------------------------------------
                                                 RETURN    VALUE PER   NET INVESTMENT        GROSS      EXPENSES          NET
                                             OF CAPITAL        SHARE    INCOME (LOSS)     EXPENSES        WAIVED      EXPENSE
-----------------------------------------------------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004.....          0.00      $ 10.08             3.34%        0.96%        (0.06)%       0.90%
JANUARY 1, 2003 TO DECEMBER 31, 2003.....          0.00      $ 10.66             4.17%        0.97%        (0.07)%       0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002.....          0.00      $ 10.38             5.97%        1.02%        (0.12)%       0.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....          0.00      $ 10.24             6.20%        1.14%        (0.24)%       0.90%
JANUARY 1, 2000 TO DECEMBER 31, 2000.....          0.00      $ 10.14             6.53%        1.25%        (0.35)%       0.90%

                                                           PORTFOLIO    NET ASSETS AT
                                                  TOTAL     TURNOVER    END OF PERIOD
                                              RETURN(2)         RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------

VARIABLE TRUST TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------
JANUARY 1, 2004 TO DECEMBER 31, 2004.....          4.39%         773%      $   76,683
JANUARY 1, 2003 TO DECEMBER 31, 2003.....          8.40%         619%      $   70,988
JANUARY 1, 2002 TO DECEMBER 31, 2002.....          7.75%          82%      $   68,499
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....          7.41%          69%      $   72,920
JANUARY 1, 2000 TO DECEMBER 31, 2000.....         10.22%         100%      $   71,957

WELLS FARGO VARIABLE TRUST FUNDS                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of 9 separate funds (each, a "Fund", collectively, the "Funds"). These financial statements present the Variable Trust Asset Allocation Fund, Variable Trust Equity Income Fund, Variable Trust Equity Value Fund, Variable Trust Growth Fund, Variable Trust International Equity Fund, Variable Trust Large Company Growth Fund, Variable Trust Money Market Fund, Variable Trust Small Cap Growth Fund, and Variable Trust Total Return Bond Fund. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

      The Money Market Fund uses the amortized cost method to value portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

      Investments which are not valued using any of the methods discussed above, are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

WELLS FARGO VARIABLE TRUST FUNDS                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds is declared and distributed to shareholders annually. Net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds is declared and distributed quarterly. Net investment income, if any, for the Money Market and Total Return Bond Funds is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At December 31, 2004, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

                                                              Undistributed Net   Undistributed Net
      Fund                                                    Investment Income   Realized Gain/Loss   Paid-in Capital
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND                        $  (14,599)          $ 14,599         $         0
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                                    0                  0                   0
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                                 2,485                 (1)             (2,484)
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                                      14,553                  0             (14,553)
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND                       (89,313)            89,313                   0
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY GROWTH Fund                             0                  0                   0
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                                   227               (227)                  0
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                         1,443,430                 (2)         (1,443,428)
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND                                0                  0                   0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2004.

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

      Fund                                               Year Expires        Capital Loss Carryforwards
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                      2011                  $  4,638,198
                                                             2012                       634,830
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                       2007                       464,041
                                                             2008                     1,488,881
                                                             2010                     4,345,308
                                                             2011                     1,929,288
                                                             2012                       205,837
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                             2009                     7,002,795
                                                             2010                    14,395,487
                                                             2011                     1,781,980
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY GROWTH FUND               2009                     6,092,101
                                                             2010                    14,881,364
                                                             2011                     2,858,910
                                                             2012                     1,003,450
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                       2012                           500
-------------------------------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                   2010                    16,327,035

      At December 31, 2004, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
      Fund                                                      Capital Loss
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                          $ 300,907
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                              40,359
--------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY GROWTH FUND                     430,803
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the

WELLS FARGO VARIABLE TRUST FUNDS                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At December 31, 2004, the following Fund(s) held futures contracts:

                                                                                                        Net Unrealized
                                                                                                         Appreciation
      Fund                       Contracts           Type        Expiration Date      Notional Amount   (Depreciation)
----------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST ASSET
        ALLOCATION FUND            13 Long      S&P 500 Index         March 2005       $   3,877,900      $   66,625
----------------------------------------------------------------------------------------------------------------------
                                  268 Long      S&P 500 Index         March 2005          79,944,400       1,373,500
----------------------------------------------------------------------------------------------------------------------
                                    1 Long      S&P 500 Index         March 2005             295,000           8,425
----------------------------------------------------------------------------------------------------------------------
                                   53 Long       U.S. T-Bonds         March 2005           5,811,781         150,719
----------------------------------------------------------------------------------------------------------------------
                                    5 Long       U.S. T-Bonds         March 2005             561,875             625
----------------------------------------------------------------------------------------------------------------------
                                    4 Long       U.S. T-Bonds         March 2005             449,125             875
----------------------------------------------------------------------------------------------------------------------
                                    2 Long       U.S. T-Bonds         March 2005             222,625           2,375
----------------------------------------------------------------------------------------------------------------------
                                    4 Long       U.S. T-Bonds         March 2005             445,625           4,375
----------------------------------------------------------------------------------------------------------------------
                                    3 Long       U.S. T-Bonds         March 2005             333,188           4,313
----------------------------------------------------------------------------------------------------------------------
                                    3 Long       U.S. T-Bonds         March 2005             335,250           2,250
----------------------------------------------------------------------------------------------------------------------
                                 703 Short       U.S. T-Bonds         March 2005          78,708,539        (378,961)
----------------------------------------------------------------------------------------------------------------------
                                  15 Short       U.S. T-Bonds         March 2005           1,678,594          (8,906)
----------------------------------------------------------------------------------------------------------------------
                                  15 Short       U.S. T-Bonds         March 2005           1,671,563         (15,938)
----------------------------------------------------------------------------------------------------------------------

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Fund(s) may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund receives compensation from the interest earned on the cash proceeds of the initial sale in the form of a fee, which is recorded as deferred income and amortized to income over the roll period, or alternatively, by paying a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive payments in lieu of interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank,

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2004, Wells Fargo Bank, N.A. was entitled to receive 40% of the revenues earned on securities lending activities. The value of the securities on loan and the value of the related collateral at December 31, 2004 are shown on the Statement of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                            Advisory Fee*                                          Sub-Advisory Fee
                                       Average Daily        (% of Average                       Average Daily        (% of Average
    Fund                                 Net Assets       Daily Net Assets)   Sub-Adviser        Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.550            Wells           $0 - $1 billion         0.15
    ASSET ALLOCATION FUND   $500 million - $999 million         0.500           Capital             > $1 billion         0.10
                             $1 billion - $2.99 billion         0.450         Management
                             $3 billion - $4.99 billion         0.425        Incorporated
                                         >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.550            Wells         $0 - $200 million         0.25
    EQUITY INCOME FUND      $500 million - $999 million         0.500           Capital      $200 - $400 million         0.20
                             $1 billion - $2.99 billion         0.450         Management           >$400 million         0.15
                             $3 billion - $4.99 billion         0.425        Incorporated
                                         >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.550            Wells         $0 - $200 million         0.25
    EQUITY VALUE FUND       $500 million - $999 million         0.500           Capital      $200 - $400 million         0.20
                             $1 billion - $2.99 billion         0.450         Management           >$400 million         0.15
                             $3 billion - $4.99 billion         0.425        Incorporated
                                         >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.550            Wells         $0 - $200 million         0.25
    GROWTH FUND             $500 million - $999 million         0.500           Capital      $200 - $400 million         0.20
                             $1 billion - $2.99 billion         0.450         Management           >$400 million         0.15
                             $3 billion - $4.99 billion         0.425        Incorporated
                                         >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.750          New Star         $0 - $50 million         0.35
    INTERNATIONAL           $500 million - $999 million         0.700        Institutional     $50 -$550 million         0.29
    EQUITY FUND **           $1 billion - $2.99 billion         0.650          Managers            >$550 million         0.20
                             $3 billion - $4.99 billion         0.625           Limited
                                         >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO VARIABLE TRUST FUNDS                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                            Advisory Fee*                                          Sub-Advisory Fee
                                   Average Daily            (% of Average                       Average Daily      (% of Average
    Fund                            Net Assets            Daily Net Assets)  Sub-Adviser         Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.550         Peregrine         $0 - $25 million         0.75
    LARGE COMPANY           $500 million - $999 million         0.500          Capital         $25 - $50 million         0.60
    GROWTH FUND              $1 billion - $2.99 billion         0.450         Management      $50 - $275 million         0.50
                             $3 billion - $4.99 billion         0.425                             > $275 million         0.30
                                         >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.300           Wells            $0 - $1 billion         0.05
    MONEY MARKET FUND       $500 million - $999 million         0.300          Capital              > $1 billion         0.04
                             $1 billion - $2.99 billion         0.275         Management
                             $3 billion - $4.99 billion         0.275        Incorporated
                                         >$4.99 billion         0.250
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.750           Wells          $0 - $200 million         0.25
    SMALL CAP               $500 million - $999 million         0.700          Capital            > $200 million         0.20
    GROWTH FUND              $1 billion - $2.99 billion         0.650         Management
                             $3 billion - $4.99 billion         0.625        Incorporated
                                         >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    VARIABLE TRUST                    $0 - $499 million         0.450           Wells          $0 - $400 million         0.15
    TOTAL RETURN            $500 million - $999 million         0.400          Capital       $400 - $800 million        0.125
    BOND FUND                $1 billion - $2.99 billion         0.350         Management          > $800 million         0.10
                             $3 billion - $4.99 billion         0.325        Incorporated
                                         >$4.99 billion         0.300
------------------------------------------------------------------------------------------------------------------------------------

      * Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to receive a monthly advisory fee at the following rates:

                                                                 Advisory Fee
                                                                 (% of Average
      Fund                                                     Daily Net Assets)
--------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND                           0.55
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                              0.55
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                               0.55
--------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                                     0.55
--------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND                       0.75
--------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY GROWTH FUND                       0.55
--------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                               0.40
--------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                           0.75
--------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND                          0.45
--------------------------------------------------------------------------------

      ** As of September 15, 2004 New Star Institutional Managers Limited began providing sub-advisory services to the Variable Trust International Equity Fund. Prior to September 15, 2004, Wells Capital Management served as the Fund's sub-advisor and received an annual fee based on the following:

                                                                                     Sub-Advisory Fee
                                                                                       (% of Average
      Fund                                              Average Daily Net Assets     Daily Net Assets)
------------------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND             $0 - $200 million               0.35
                                                              > $200 million               0.25
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers out of the fees it receives as administrator, Funds Management is entitled to receive the following annual fees:

                                                                  % Of Average
                                 Average Daily Net Assets      Daily Net Assets*
--------------------------------------------------------------------------------
      ALL FUNDS                    $0 - $4.99 billion                0.16
                                   $5 - $9.99 billion                0.15
                                      > $9.99 billion                0.14
--------------------------------------------------------------------------------

      * Effective August 2, 2004. Prior to August 2, 2004 Funds Management was entitled to receive fund level administration fees at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
      ALL FUNDS                                                        0.16
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                              % Of Average
                                                                            Daily Net Assets
--------------------------------------------------------------------------------------------
      ALL FUNDS (EXCEPT VARIABLE TRUST INTERNATIONAL EQUITY FUND)                  0.02
--------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND                                     0.10

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan ("Plan") for the Fund(s), pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at an annual rate of up to 0.25% of average daily net assets.

      For the year ended December 31, 2004, distribution fees paid are disclosed on the Statement of Operations.

      OTHER FEES PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended December 31, 2004, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense limitation for the Fund(s). Net operating expense limitations during the period were as follows:

                                                                Net Operating
      Fund                                                  Expenses Limitations
--------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND                         1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                            1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                             1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                                   1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND                     1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY FUND                            1.00%
--------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                             0.75%
--------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                         1.20%
--------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND                        0.90%
--------------------------------------------------------------------------------

WELLS FARGO VARIABLE TRUST FUNDS                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2004, were as follows:

      Fund                                                         Purchases at Cost      Sales Proceeds
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND                          $  73,369,451         $  14,902,147
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                                24,036,207            14,398,144
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                                  4,590,954             5,517,074
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                                       18,041,799            26,625,016
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND                         41,932,734            31,108,718
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY FUND                                23,254,061            15,118,374
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                            293,736,772           270,769,233
--------------------------------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND                           567,200,878           554,131,873

      The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      The Wells Fargo Funds Trust and the Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended December 31, 2004, there were no borrowings under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                       Ordinary Income         Long-Term Capital Gain             Total
      Fund                                           2004          2003          2004         2003         2004           2003
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND        $ 6,364,542   $ 3,913,604   $ 9,827,535   $  15,130   $16,192,077  $ 3,928,734
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND             1,768,654     1,355,375             0   2,166,678     1,768,654    3,522,053
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                477,934       419,582             0           0       477,934      419,582
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND         62,505        50,877             0           0        62,505       50,877
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                450,833       466,690             0           0       450,833      466,690
--------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND         4,896,328     2,926,175     2,159,246     869,815     7,055,574    3,795,990

      As of December 31, 2004, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to deferred losses on wash sales, straddle adjustments, and Section 1256 adjustments.

                                                  Undistributed   Undistributed     Unrealized
                                                    Ordinary        Long-Term      Appreciation    Capital Loss
                                                     Income           Gain        (Depreciation)   Carryforward*       Total
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND        $   2,769,818   $   4,200,907   $   (4,382,189)    $         0   $  2,588,536
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY INCOME FUND                   8,308               0       18,197,178      (5,573,935)    12,631,551
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST EQUITY VALUE FUND                        0               0        4,270,320      (8,473,714)    (4,203,394)
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST GROWTH FUND                              0               0        7,659,881     (23,180,262)   (15,520,381)
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND          459,541         692,728        3,835,123               0      4,987,392
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST LARGE COMPANY GROWTH
       FUND                                             186,876               0       (3,570,106)    (25,266,628)   (28,649,858)
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST MONEY MARKET FUND                        1               0                0            (500)          (499)
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST SMALL CAP GROWTH FUND                    0               0       23,713,396     (16,327,035)     7,386,361
-------------------------------------------------------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND             279,227          88,686           26,098               0        394,011
-------------------------------------------------------------------------------------------------------------------------------

      * This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

7. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

REORGANIZATION AND MEETING OF SHAREHOLDERS

      On May 25, 2004, Wells Fargo & Company and Strong Financial Corporation reached an agreement that provided for Wells Fargo to acquire certain assets under management from Strong. Included among those assets under management were the Strong Funds family of mutual funds. This acquisition was consummated on December 31, 2004.

      In September 2004, the Strong Funds' Board of Directors and the WELLS FARGO FUNDS Board of Trustees unanimously approved the reorganization of the Strong Funds into WELLS FARGO FUNDS. In December 2004, the Strong Funds' shareholders approved the reorganization. The reorganization is expected to be consummated during the second quarter of 2005.

      The WELLS FARGO FUNDS Board of Trustees also has approved, and recommended that WELLS FARGO FUNDS shareholders approve, the merger of certain WELLS FARGO FUNDS into other WELLS FARGO FUNDS. In January 2005, shareholders of the affected WELLS FARGO FUNDS approved these mergers. The mergers are planned to take place during the second quarter of 2005 concurrently with the reorganization of the Strong Funds into the WELLS FARGO FUNDS.

SUB-ADVISER CHANGE

      As of February 1, 2005, Matrix Asset Advisors will begin providing sub-advisory services to the Wells Fargo Variable Trust Growth Fund, and Cooke & Bieler L.P. will begin providing sub-advisory services to the Wells Fargo Variable Trust Equity Value Fund. Wells Capital Management Incorporated currently serves as the sub-adviser to both funds.

WELLS FARGO VARIABLE TRUST FUNDS                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Growth Fund, International Equity Fund, Large Company Growth Fund, Money Market Fund, Small Cap Growth Fund, and Total Return Bond Fund, (the nine Funds constituting the Wells Fargo Variable Trust), collectively "the Funds," as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Variable Trust as of December 31, 2004, the results of their operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Philadelphia, Pennsylvania
February 15, 2005

TAX INFORMATION (UNAUDITED)                     WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      The following fund has elected to pass through to its shareholders the foreign taxes paid during the tax year ended December 31, 2004. The foreign income and taxes paid were as follows:

                                                         Foreign        Foreign
      Fund                                               Income          Taxes
--------------------------------------------------------------------------------
      VARIABLE TRUST INTERNATIONAL EQUITY FUND          $573,728        $60,545
--------------------------------------------------------------------------------

The country-by-country breakout is as follows:

      Country                         Gross Income %          Foreign Tax Paid %
--------------------------------------------------------------------------------
      AUSTRALIA                           3.01%                     1.15%
--------------------------------------------------------------------------------
      AUSTRIA                             0.15%                     0.23%
--------------------------------------------------------------------------------
      BRAZIL                              1.04%                     1.48%
--------------------------------------------------------------------------------
      CANADA                              0.92%                     1.30%
--------------------------------------------------------------------------------
      DENMARK                             0.14%                     0.03%
--------------------------------------------------------------------------------
      FINLAND                             3.85%                     5.47%
--------------------------------------------------------------------------------
      FRANCE                             17.39%                    19.85%
--------------------------------------------------------------------------------
      GERMANY                             3.85%                     4.28%
--------------------------------------------------------------------------------
      GREECE                              0.77%                     0.00%
--------------------------------------------------------------------------------
      HONG KONG                           1.31%                     0.00%
--------------------------------------------------------------------------------
      IRELAND                             0.89%                     0.99%
--------------------------------------------------------------------------------
      ISRAEL                              0.07%                     0.12%
--------------------------------------------------------------------------------
      ITALY                               6.42%                    13.60%
--------------------------------------------------------------------------------
      JAPAN                              10.34%                     6.83%
--------------------------------------------------------------------------------
      MEXICO                              0.89%                     0.00%
--------------------------------------------------------------------------------
      NETHERLANDS                         6.19%                     8.63%
--------------------------------------------------------------------------------
      PORTUGAL                            0.68%                     0.36%
--------------------------------------------------------------------------------
      SINGAPORE                           2.56%                     4.85%
--------------------------------------------------------------------------------
      SOUTH KOREA                         2.02%                     1.12%
--------------------------------------------------------------------------------
      SPAIN                               2.26%                     3.22%
--------------------------------------------------------------------------------
      SWEDEN                              2.30%                     3.27%
--------------------------------------------------------------------------------
      SWITZERLAND                         6.71%                     3.03%
--------------------------------------------------------------------------------
      TAIWAN                              0.18%                     0.00%
--------------------------------------------------------------------------------
      UNITED KINGDOM                     26.06%                    20.18%
--------------------------------------------------------------------------------
      SUBTOTAL                          100.00%                   100.00%
--------------------------------------------------------------------------------
      UNITED STATES                       0.00%                     0.00%
--------------------------------------------------------------------------------
      TOTAL                             100.00%                   100.00%
--------------------------------------------------------------------------------

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Variable Trust Equity Income Fund, the Variable Trust Equity Value Fund and Variable Trust Asset Allocation Fund designate 100.00%, 100.00% and 37.72%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following funds designate capital gain dividends as follows:

                                                                    Capital Gain
      Fund                                                            Dividends
--------------------------------------------------------------------------------
      VARIABLE TRUST TOTAL RETURN BOND FUND                          $2,159,246
--------------------------------------------------------------------------------
      VARIABLE TRUST ASSET ALLOCATION FUND                            9,827,535

WELLS FARGO VARIABLE TRUST FUNDS                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting is available without charge, upon request, by calling 1-800-222-8222, visiting our website at www.wellsfargofunds.com or visiting the SEC website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

      The Fund(s) files its complete schedule of portfolio holdings with SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge, by visiting the SEC website at www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees ("Trustees") of the Wells Fargo Variable Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 102 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Robert C. Brown                 Trustee                          Retired.                                  None
73                              since 1992
------------------------------------------------------------------------------------------------------------------------------
J. Tucker Morse                 Trustee                          Private Investor/Real Estate              None
60                              since 1987                       Developer; Chairman of White
                                                                 Point Capital, LLC.
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                  Trustee                          Wake Forest University,                   None
62                              since 1987                       Calloway School of Business
                                                                 and Accountancy, Associate
                                                                 Professor of Finance.
------------------------------------------------------------------------------------------------------------------------------
Peter G. Gordon                 Trustee                          Chairman, CEO, and Co-                    None
62                              since 1998                       Founder of Crystal Geyser
                                (Lead Trustee since              Water Company and President
                                2001)                            of Crystal Geyser Roxane Water
                                                                 Company.
------------------------------------------------------------------------------------------------------------------------------
Richard M. Leach                Trustee                          Retired. Prior thereto, President
71                              since 1987                       of Richard M. Leach Associates            None
                                                                 (a financial consulting firm).
------------------------------------------------------------------------------------------------------------------------------
Timothy J. Penny                Trustee                          Senior Counselor to the public            None
53                              since 1996                       relations firm of Himle-Horner
                                                                 and Senior Fellow at the
                                                                 Humphrey Institute, Minneapolis,
                                                                 Minnesota (a public policy
                                                                 organization).
------------------------------------------------------------------------------------------------------------------------------
Donald C. Willeke               Trustee                          Principal in the law firm of              None
64                              since 1996                       Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)                   WELLS FARGO VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch                President, since                 Executive Vice President of               None
45                              2003                             Wells Fargo Bank, N.A.
                                                                 President of Wells Fargo Funds
                                                                 Management, LLC. Senior Vice
                                                                 President and Chief
                                                                 Administrative Officer of
                                                                 Wells Fargo Funds Management,
                                                                 LLC from 2001 to 2003. Vice
                                                                 President of Wells Fargo Bank,
                                                                 N.A. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo              Treasurer, since 2003            Senior Vice President of Wells            None
36                                                               Fargo Bank, N.A. Senior Vice
                                                                 President of Operations for
                                                                 Wells Fargo Funds Management,
                                                                 LLC. Prior there-to,
                                                                 Operations Manager at Scudder
                                                                 Weisel Capital, LLC (2000 to
                                                                 2001), Director of Shareholder
                                                                 Services at BISYS Fund Services
                                                                 (1999 to 2000) and Assistant
                                                                 Vice President of Operations
                                                                 with Nicholas-Applegate
                                                                 Capital Management (1993 to
                                                                 1999).
------------------------------------------------------------------------------------------------------------------------------
C. David Messman                Secretary, since 2000            Vice President and Managing               None
44                                                               Senior Counsel of Wells Fargo
                                                                 Bank, N.A. Senior Vice
                                                                 President and Secretary of
                                                                 Wells Fargo Funds Management,
                                                                 LLC. Vice President and Senior
                                                                 Counsel of Wells Fargo Bank,
                                                                 N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** Currently, two of the seven Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. One of the interested Trustees, Robert C. Brown, owns securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO VARIABLE TRUST FUNDS                           LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depository Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFMR       -- Single Family Mortgage Revenue
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT WELLS FARGO      THIS REPORT AND THE FINANCIAL STATEMENTS
FUNDS(R) IS AVAILABLE FREE UPON         CONTAINED HEREIN ARE SUBMITTED FOR THE
REQUEST. TO OBTAIN LITERATURE, PLEASE   GENERAL INFORMATION OF THE SHAREHOLDERS
WRITE OR CALL:                          OF THE WELLS FARGO FUNDS. IF THIS REPORT
                                        IS USED FOR PROMOTIONAL PURPOSES,
WELLS FARGO FUNDS                       DISTRIBUTION OF THE REPORT MUST BE
PO BOX 8266                             ACCOMPANIED OR PRECEDED BY A CURRENT
BOSTON, MA 02266-8266                   PROSPECTUS. FOR A PROSPECTUS CONTAINING
                                        MORE COMPLETE INFORMATION, INCLUDING
WELLS FARGO FUNDS INVESTOR SERVICES:    CHARGES AND EXPENSES, CALL
1-800-222-8222 OR VISIT OUR WEB SITE    1-800-222-8222. PLEASE CONSIDER THE
AT WWW.WELLSFARGOFUNDS.COM.             INVESTMENT OBJECTIVES, RISKS, CHARGES
                                        AND EXPENSES OF THE INVESTMENT CAREFULLY
                                        BEFORE INVESTING. THIS AND OTHER
                                        INFORMATION ABOUT WELLS FARGO FUNDS CAN
                                        BE FOUND IN THE CURRENT PROSPECTUS. READ
                                        THE PROSPECTUS CAREFULLY BEFORE YOU
                                        INVEST OR SEND MONEY.

                                        WELLS FARGO FUNDS MANAGEMENT, LLC, A
                                        WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO &
                                        COMPANY, PROVIDES INVESTMENT ADVISORY
                                        AND ADMINISTRATIVE SERVICES FOR THE
                                        WELLS FARGO FUNDS. OTHER AFFILIATES OF
                                        WELLS FARGO & COMPANY PROVIDE
                                        SUB-ADVISORY AND OTHER SERVICES FOR THE
                                        FUNDS. THE FUNDS ARE DISTRIBUTED BY
                                        STEPHENS INC., MEMBER NYSE/SIPC. WELLS
                                        FARGO & COMPANY AND ITS AFFILIATES ARE
                                        NOT AFFILIATED WITH STEPHENS INC.

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

(c)2005 Wells Fargo Funds Management, LLC. All rights reserved.

                                                                  AR 016 (02/05)



ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2004, Wells Fargo Variable Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Thomas
S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2003 and December 31, 2004 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended December 31, 2003 and December 31, 2004, the Audit Fees were $111,092 and $129,805, respectively.

(b)
Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended December 31, 2003 and December 31, 2004 for assurance and related services by the principal accountant for the Registrant.

(c)
Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2003 and December 31, 2004 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended December 31, 2003 and December 31, 2004, the Tax Fees were $73,000 and $76,500, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended December 31, 2003 and December 31, 2004, the Tax Fees were $12,118 and $13,500, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
All Other Fees - There were no other fees incurred for the fiscal years ended December 31, 2003 and December 31, 2004.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f)
Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended December 31, 2003 and December 31, 2004 by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended December 31, 2003 and December 31, 2004, the Registrant incurred non-audit fees in the amount of $72,000 and $77,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended December 31, 2003 and December 31, 2004, the Registrant's investment adviser incurred non-audit fees in the amount of $57,120 and $96,000 respectively. The non-audit fees consist of procedure reviews for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Variable Trust


                                        By: /s/Karla M. Rabusch

                                            Karla M. Rabusch
                                            President

Date: February 15, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Variable Trust


                                        By: /s/Stacie D. DeAngelo

                                            Stacie D. DeAngelo
                                            Treasurer

Date: February 15, 2005